                                                                   Exhibit 10.2

                                      LEASE

                                     between

                               RHI HOLDINGS, INC.,
                             A Delaware Corporation
                                   as Landlord

                                     - and -
                       Export Software International, Inc.
                                    as Tenant

                                TABLE OF CONTENTS

                                                                                                               PAGE

ARTICLE 1:  DEMISED PREMISES......................................................................................1
         1.1      Agreement to Lease..............................................................................1
         1.2      Use of Demised Premises.........................................................................2
         1.3      Use of Common Areas.............................................................................2
         1.4      Uses Reserved Exclusively to Landlord...........................................................3

ARTICLE 2:  TERM OF LEASE.........................................................................................3
         2.1      Term............................................................................................3
         2.2      Early Termination Option........................................................................4

ARTICLE 3:  RENT..................................................................................................4
         3.1      Minimum Rent....................................................................................4
         3.2      Additional Rent.................................................................................5
         3.3      Pro-Ration of Minimum Rent for Less Than Full Month.............................................5
         3.4      Payment of Rent.................................................................................5

ARTICLE 4:  ANNUAL ADJUSTMENT TO MINIMUM RENT.....................................................................6
         4.1      Annual Adjustment...............................................................................6

ARTICLE 5:  ADJUSTMENTS TO RENT FOR INCREASED OPERATING EXPENSES..................................................6
         5.1      Tenant's Pro-Rata Share of Increased Operating Expenses and Real Estate Taxes...................6
         5.2      Definition of Operating Expenses................................................................6
         5.3      Definition of Real Estate Taxes.................................................................9
         5.4      Estimated Payments..............................................................................9
         5.5      Annual Settlement..............................................................................10
         5.6      Final Proration................................................................................11

ARTICLE 6:  SECURITY DEPOSIT.....................................................................................11
         6.1      Amount of Deposit..............................................................................11
         6.2      Use and Return of Deposit......................................................................11
         6.3      Transfer of Deposit............................................................................12
         6.4      No Liability of Mortgage.......................................................................12

ARTICLE 7:  ASSIGNMENT AND SUBLETTING............................................................................12
         7.1      General........................................................................................12
         7.2      Submission of Information......................................................................13
         7.3      Payments to Landlord...........................................................................13
         7.4      Change in Control as a Prohibited Transfer.....................................................13
         7.5      Terms of Assignments or Subleases..............................................................13

ARTICLE 8:  INITIAL IMPROVEMENTS.................................................................................14
         8.1      Initial Improvements...........................................................................14

         8.2      Additional Terms...............................................................................15
         8.3      Removal of Alterations on Lease Expiration.....................................................15
         8.4      Landlord Contribution to Initial Improvements..................................................15

ARTICLE 9:  ALTERATIONS..........................................................................................16
         9.1      No Alterations, Improvements or Fixtures without Consent.......................................16
         9.2      Removal........................................................................................17

ARTICLE 10: TENANT'S CARE OF THE DEMISED PREMISES, BUILDING RULES AND REGULATIONS, AND LANDLORD ACCESS...........17
         10.1     Maintenance and Surrender of Demised Premises..................................................17
         10.2     Tenant Equipment...............................................................................18
         10.3     Removal of Fixtures and Alterations upon End of Lease..........................................18
         10.4     Use of Demised Premises Affecting Insurance Rating.............................................18
         10.5     Compliance with Building Rules and Regulations.................................................18
         10.6     Miscellaneous Covenants and Agreements.........................................................19
         10.7     Landlord Entry for Repairs and Inspection......................................................19

ARTICLE 11: TENANT'S INSURANCE...................................................................................20
         11.1     Coverage.......................................................................................20
         11.2     Policy Requirements............................................................................20
         11.3     Landlord's Right to Maintain Coverage..........................................................20
         11.4     Insurance Coverage Does Not Limit Tenant's Liability...........................................21
         11.5     Compliance with Insurance Requirements.........................................................21
         11.6     Landlord's Insurance...........................................................................21
         11.7     Waiver of Subrogation..........................................................................21

ARTICLE 12: UTILITIES, SERVICES AND SERVICE DISCLAIMER...........................................................22
         12.1     General Provisions Applicable to Landlord Services; Definition of Business Hours...............22
         12.2     Electrical Current Heating and Air Conditioning................................................22
         12.3     Other Landlord Services........................................................................23
         12.4     Utility Charges in Excess of Basic Service; Meters.............................................23
         12.5     Services Disclaimer............................................................................23

ARTICLE 13: CASUALTY AND CONDEMNATION............................................................................24
         13.1     Fire and Other Casualty Damage to Demised Premises.............................................24
         13.2     Condemnation...................................................................................24

ARTICLE 14: TENANT EVENTS OF DEFAULT AND LANDLORD REMEDIES.......................................................25
         14.2     Events of Default Not Affected by Security Deposit or Acceptance of Rent.......................25
         14.3     Remedies upon Event of Default.................................................................26
         14.4     Liability of Tenant............................................................................26
         14.5     Liquidated Damages.............................................................................27
         14.6     Attorney's Fees................................................................................27
         14.7     No Jury Trial..................................................................................27
         14.8     Right to Enjoin, Etc...........................................................................28

         14.9     INTENTIONALLY DELETED..........................................................................28
         14.10    Remedies Cumulative............................................................................28
         14.11    Waiver of Tenant Defaults......................................................................28
         14.12    Right of Landlord to Cure Tenant Events of Default.............................................28
         14.13    Late Payments and Interest.....................................................................28
         14.14    Definition of Default Rate.....................................................................29
         14.15    Breach by Landlord.............................................................................29

ARTICLE 15: SUBORDINATION, ATTORNMENT AND RELATED PROVISIONS.....................................................29
         15.1     Subordination..................................................................................29
         15.2     Estoppel Certificates..........................................................................30
         15.3     Modification of Lease for Financing Requirements...............................................31

ARTICLE 16: LIMITATION OF LANDLORD'S LIABILITY; TENANT INDEMNITY OBLIGATIONS.....................................31
         16.1     No Personal Obligations; Liability Limited to Building.........................................31
         16.2     Force Majeure..................................................................................31
         16.3     No Liability for Damage to Personal Properly and Person........................................32
         16.4     Tenant's Indemnity Obligations.................................................................32

ARTICLE 17: PARKING..............................................................................................33
         17.1     Allotted Parking and Designated Parking Areas..................................................33
         17.2     Revocation or Reductions of Parking License....................................................33
         17.3     No Liability for Damage to Vehicles............................................................33
         17.4     Parking License Not Assignable.................................................................33

ARTICLE 18: RENEWAL AND EXTENSION OPTIONS........................................................................34
         18.1     Renewal Term...................................................................................34
         18.2     Rent During Renewal Term.......................................................................34
         18.3     Definition of Market Rent......................................................................34
         18.4     Conditions To Renewal..........................................................................34
         18.5     Right of First Offer...........................................................................35
         18.6     Right of First Refusal.........................................................................35

ARTICLE 19: HOLDING OVER.........................................................................................36

ARTICLE 20: MISCELLANEOUS........................................................................................36
         20.1     Brokers........................................................................................36
         20.2     Notices........................................................................................37
         20.3     Covenants of Landlord..........................................................................38
         20.4     Successors and Assigns.........................................................................38
         20.5     Time of the Essence............................................................................38
         20.6     No Recordation.................................................................................38
         20.7     Captions.......................................................................................38
         20.8     Landlord Approvals.............................................................................39
         20.9     Landlord's Fees................................................................................39
         20.10    Entire Agreement...............................................................................39

         20.11    Applicable Laws................................................................................39
         20.12    No Option......................................................................................39
         20.13    Partial Invalidity.............................................................................39
         20.14    Pronouns.......................................................................................40

ARTICLE 21: ENVIRONMENTAL COMPLIANCE.............................................................................40

ARTICLE 22: INDEX OF DEFINED TERMS...............................................................................40

                                      * * *

                                    EXHIBITS

Exhibit A.........Demised Premises
Exhibit B.........Rules and Regulations

TENANT DELIVERIES UPON EXECUTION:

1.       One month's advance rent (See Article 3)
2.       Security Deposit (See Article 6)
3.       Insurance Certificates (See Article 11)

TENANT DELIVERIES IN CONNECTION WITH TENANT IMPROVEMENTS:

1.       Plans, specifications and cost estimates (See Article 8)
2.       Insurance Certificates (See Article 8)
3.       Status reports on MWAA approvals (See Section 2.1)

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT ("Lease") dated as of August 20, 1996, by and between RHI HOLDINGS, INC., a Delaware corporation ("LANDLORD"), and Export Software International, Inc. a Delaware corporation ("TENANT").

         In consideration of the mutual agreement hereinafter set forth, the parties do hereby agree as follows:

         AN INDEX OF DEFINED TERMS IS SET FORTH IN ARTICLE 22 BELOW.

                                    ARTICLE
                                DEMISED PREMISES

         1.1      AGREEMENT TO LEASE.

         Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord, for the term and upon the conditions hereinafter provided, the following space (the "DEMISED PREMISES")in the building located at 300 West Service Road, Washington Dunes International Airport, Chantilly, VA 22021 (the "Building"):

         A) Approximately 12,072 square feet of rentable area on the second floor of the Building, as shown as shown on the plan attached hereto as Exhibit A (the "INITIAL SPACE");

         B) Approximately 2,802 square feet of rentable area adjacent to the Initial Space, as shown on the plan attached hereto as Exhibit A (the "FIRST ADDITIONAL SPACE" ); and

         C) Approximately 2,'131 square feet of rentable area adjacent to the Initial Space, as shown in the plan attached hereto as Exhibit A (the "SECOND ADDITIONAL SPACE").

         D) Total Demised Premises = Approximately 17,005 rentable square feet. Measurement of the Demised Premises has been made by Landlord's architect, DBI.

         E) Rent payment for the Initial Space shall begin on the Lease Commencement Date.

         F) Rent payment on the First Additional Space shall begin on January 1, 1997.

         G) Rent payment for the Second Additional Space shall begin on March 1, 1997.

         The real property on which the Building is located, together with the surrounding real property and parking area, Plot C-7-4, are collectively referred to herein as the "REAL PROPERTY."

         The Building and the Real Property are sometimes collectively referred to herein as the "PROTECT."

         1.2      USE OF DEMISED PREMISES.

         Tenant will use and occupy the Demised Premises solely for genera office purposes and uses incident thereto in accordance with the certificate of occupancy and applicable zoning regulations, and for no other purpose. Tenant will not use or occupy the Demised Premises for any unlawful, disorderly, -or extra hazardous purpose, and will not manufacture any commodity or prepare or dispense any food or beverage therein, except for Tenant's personal use in the Demised Premises Tenant will comply with all present and future laws, regulations and governmental requirements of any governmental or public authority having jurisdiction aver the Demised Premises applicable to Tenant's business.

         Landlord represents and warrants to Tenant that the Building presently complies with all applicable federal, state and local laws, ordinances, regulations, rules and requirements of any governmental authority having jurisdiction, including the Americans With Disabilities Act of 1990, as amended (collectedly, "APPLICABLE LAWS").

         Tenant, at Tenant's sole expense, shall make, or cause to be made, all necessary installations, repairs, replacements and alterations to the Demised Premises that are required to comply with any and all Applicable Laws if: (i) the failure to so comply relates to the initial leasehold improvements to the Demised Premises being made by Tenant (and not the condition of the Building or Demised Premises prior to any construction by Tenant) or any Alterations to the Demised Premises made by Tenant or on Tenant's behalf; or (ii) such compliance is required as a result of Tenant's specific use of the Demised Premises.

         1.3      USE OF COMMON AREAS.

         As used in this Lease, the term "COMMON AREAS" means, without limitation, the hallways, entryways, stairs, elevators, driveways, walkways, terraces, docks, loading areas, restrooms, trash facilities, and all other areas and facilities in the Project that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Building and their respective employees, invitees, licensees, or other visitors. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license far the term to use the Common Areas in common with others entitled to use the Common Areas, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, and without any liability to Tenant in any respect, provided Landlord will take no action permitted under this SECTION 1.3 in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Demised Premises, Landlord will have the right to:

                  (a) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;

                  (b) Temporarily close any of the Common Areas for maintenance, alteration, or improvement purposes; and

                  (c) Change the size, use, shape, or nature of any Common Areas, including erecting additional buildings on the Common Areas, expanding the existing Building or other


                                       2.

buildings to cover a portion of the Common Areas, converting Common Areas to a portion of the Building or other buildings, or converting any portion of the building (excluding the Demised Premises) or other buildings to Common Areas. Upon erection of any additional buildings or change in Common Areas, the portion of the Project upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas.

         1.4      USES RESERVED EXCLUSIVELY TO LANDLORD.

         As between Landlord and Tenant, Landlord retains unto itself the sole and exclusive use of-the roof, the exterior wails and the Common Areas of the Building.

                                   ARTICLE 2
                                  TERM OF LEASE

         2.1      TERM.

         The term of the Lease shall be eight (8) years, commencing on the Lease Commencement Date (as defined below) and ending on the eighth (8th) annual anniversary thereof ("EXPIRATION DATE"). As used herein, the "LEASE COMMENCEMENT DATE" shall be the earlier of: (a) November 1, 1996 (subject to extension for MWAA delays, as provided below); or (b) such date as the Initial Improvements are completed and Tenant occupies the Demised Premises. The anticipated completion date for the Initial Improvements is November 1, 1996. Tenant shall use its reasonable best efforts to complete the Initial Improvements by November 1, 1996 (subject to force majeure and other events not within Tenant's control). However, in the event Tenant does not complete the Initial Improvements by November 1, 1996, Landlord shall not be liable or responsible for any claims, damages or liability by reason of such delay, nor shall the obligations of Tenant to commence rent payments as of such date be affected in any way.

         The November 1, 1996 date under clause (a) above shall be extended on a day for day basis for delays in obtaining approvals from MWAA, as follows: As soon as possible, and in any event no later than September 15, 1996, Tenant shall submit to MWAA all requisite plans, documents, and other materials required to obtain certificate of occupancy and other requisite permits from MWAA. The parties expect that MWAA shall issue its approval within four weeks from the date of submission for approval. Tenant and Tenant's contractors shall keep Landlord informed of the submission of materials for MWAA approval, and the status of MWAA response. Tenant and Tenant's contractors shat! update Landlord on the MWAA approval process not less than once per week. In the event that Tenant has complied with the provisions herein, and MWAA does not issue its approval within the anticipated four weeks period, the November 1, 1998 date shall be extended on a day far day basis for each day that MWAA's approval is issued beyond four weeks.

         Promptly after the Lease Commencement Date is ascertained, Landlord and Tenant shall execute a certificate confirming the Lease Commencement Date and the Expiration Date.

         If Landlord fails to deliver possession of the Demised Premises to the Tenant far purposes of commencing the Initial Improvements on or before September 1, 1996, for any reason other than delays solely caused by Tenant, Tenant shall be entitled to either: (i) terminate


                                       3.

this Lease by giving written notice to Landlord and upon delivery of such notice, this Lease shall terminate, and monies deposited by Tenant with Landlord shall be promptly returned or refunded to Tenant and neither party shall have any further rights, duties or obligations hereunder; or (ii) an abatement of Minimum Rent in an amount equal to $520 times the number of days elapsing between September 1, 1996 and the date that Landlord actually delivers possession of the Demised Premises. Unless abated as a result of delays in delivery of possession as described in the immediately preceding sentence, Tenant's obligation to pay Minimum Rent shall commence upon the Lease Commencement Date, except with respect to the First Additional Space and the Second Additional Space.

         2.2      EARLY TERMINATION OPTION.

         Provided Tenant is not then in default under the terms f this Lease, Tenant shall have a one-time option to terminate this Lease effective as of five years from the Lease Commencement Date (i.e., approximately October 31, 2001, assuming a Lease Commencement Date of November 1, 1996) (the "EARLY TERMINATION DATE"), by:

         A:       Giving written notice t;-Landlord not more than 360 days and not less than 180 days prior to the Early Termination Date; and

         B:       Paying to Landlord a cancellation fee of $290,000 cash, as follows: $100,000 at the time of issuing the early-termination-notice, and the balance ($190,000) at any time thereafter, but not later than the Early Termination Date.

                                   ARTICLE 3
                                      RENT

         3.1      MINIMUM RENT.

         Tenant covenants and agrees to pay to Landlord, "MINIMUM RENT" of:

                  (a) $16 per sq. ft. for the Initial Space [$16 x 12,072 = $193,152] commencing on the Lease Commencement Date;

                  (b) $16 per sq. ft. for the First Additional Space [$16 x 2,802 = $44,832], commencing on January 1, 1997;

                  (c) $16 per sq. ft. far the Second Additional Space [$18 x 2,131 = $34,098], commencing on March 1, 1997;

                  (d) Aggregate Minimum Rent from Lease Commencement Date Though and Including December 31, 1996: $193,152 per year, to be paid in monthly installments of $16,096, payable in advance on the first day of each calendar month;

                  (e) Aggregate Minimum Rent from January 1, 1997 through and including February 28, 1997: $237,984 per year, to be paid in monthly installments of $19,832, payable in advance on the first day of each calendar month;




                                       4.

                  (f) Aggregate Minimum Rent from March 1, 1997 through the term of February 28, 1997: $237,984 per year, to be paid in monthly installments of $19,832, payable in advance on the first day of each calendar month;

                  (g) The Minimum Rent is subject to adjustment as provided in ARTICLE 4.

                  (h) The first month's rent (($16,096) is due and payable upon execution of this Lease.

         3.2      ADDITIONAL RENT.

         Tenant shall also pay, as "ADDITIONAL RENT," all such other sums of money as shall become due from and payable by Tenant to Landlord under this Lease. Unless otherwise specified herein, Additional Rent shall be paid by Tenant with the next installment of Minimum Rent falling due. Tenant's obligation to pay any Additional Rent due under the terms hereof shall survive the termination of this Lease.

         3.3      PRO-RATION OF MINIMUM RENT FOR LESS THAN FULL MONTH.

         If the Lease Commencement Date occurs on a day other than on the first day of a month, Minimum Rent from the Lease Commencement Date until the first day of the following month shall be prorated at the rate of one-thirtieth (1130) of the Minimum Rent for each such day, payable in advance on the Lease Commencement Date.

         3.4      PAYMENT OF RENT.

         Tenant will pay all Minimum Rent and Additional Rent (collectively, "RENT") without demand, deduction, set-off or counterclaim, by check to Landlord at:

                           RHI Holdings, Inc.
                           c/o Charles E.  Smith Management, Inc.
                           235 Crystal Drive
                           Arlington, VA 22202

-- or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time or times accept any Rent after it has become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute a waiver of any or all of Landlord's rights hereunder.

                                   ARTICLE 4
                        ANNUAL ADJUSTMENT TO MINIMUM RENT

         4.1      ANNUAL ADJUSTMENT.

         On the twelve month anniversary of the Lease Commencement Date and every twelve months thereafter ("ADJUSTMENT DATES"), Minimum Rent (then in effect) shall be increased by 3%.




                                       5.

                                   ARTICLE 5
              ADJUSTMENTS TO RENT FOR INCREASED OPERATING EXPENSES

         5.1 TENANT'S PRO-RATA SHARE OF INCREASED OPERATING EXPENSES AND REAL ESTATE TAXES.

         Commencing with the fiscal year beginning July 1, 1997 and continuing for each fiscal year thereafter throughout the term, including the fiscal year in which this Lease terminates, Tenant shall pay to Landlord as Additional Rent, Tenant's pro rata share of the excess, if any, of the Operating Expense (hereinafter defined) for the Building for such fiscal year over the Expense Base (hereinafter defined) and (ii) Tenant's pro rata share of the excess, if any, of the Real Estate Taxes (hereinafter defined) for such fiscal year aver the Tax Base (hereinafter defined). The "EXPENSE BASE" and the "TAX BASE" shall be Landlord's Operating Expenses and Real Estate Taxes (respectively) far the fiscal year ending June 30, 1997.

         Landlord and Tenant hereby agree that Tenant's pro rata share (`Tenant's Share") shall be as follows:

         Total Footage in Building:                                 118,349
         Demised Premises:                                           17,005
         Tenant's Share                                              14.37%

         5.2      DEFINITION OF OPERATING EXPENSES.

         The term "OPERATING EXPENSES" shall mean all of the costs and expenses incurred in operating and maintaining the Project, as determined by Landlord, including by way of illustration, but not limitation: (i) water and sewer charges, (ii) insurance premiums, (iii) utilities, (iv) fees and commissions paid to property management company, not to exceed however the greater of 3% of rents or $50,000, (v) maintenance and repair expenses, including salaries, wages and other personnel costs of janitors, engineers, superintendents, watchmen and other Building employees (including the salary of on-site building manager),
(vi) supplies, (vii) costs and upkeep of all parking and Common Areas, (viii) the costs of any additional services not provided to the Project at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Project; and (ix) such other expenses with respect to the operation, maintenance and management of the Project which shall be incurred or paid by or on behalf of Landlord and which shall be properly chargeable as an ordinary expense to the operation, maintenance and management of the Project in accordance with generally accepted accounting principles as applied to the operation, maintenance or management of a first class office project.

         Operating Expenses shall NOT include:

         (a) any leasing and brokerage commissions, finder's fees or similar compensation whether paid to Landlord's managing agent or otherwise;


                                       6.

         (b) any capital expenditures {which is defined to mean (i) repairs to the following structural elements of the Building: the roof, load bearing walls, foundation and load bearing floats; (ii) replacement (but not repairs) of entire (or substantially all) f mechanical or electrical systems benefiting the Building; and (iii) replacement (h not repairs) of parking lot and paved areas;

         (c) any amounts received by Landlord through proceeds of insurance, to the extent the proceeds are compensation for expenses which were previously included in t definition of operating costs hereunder.

         (d) the cost of any repairs, restorations, replacements or other work incurred by reason of fire or other insurable casualty {in excess of the amount of any commercially reasonable deductible under any applicable insurance policies}, or caused by the exercise of the right of eminent domain;

         (e)      any advertising and promotional expenditures;

         (f) any legal, appraisal or accounting fees incurred in connection with any disputes involving any tenants of the Building, and all other legal, appraisal, accounting and other professional fees, other than legal and auditing fees reasonably incurred in connection with the maintenance and operation of the Building (exclusive of the leasing, financing or sale of the Building) or incurred in connection with the preparation of statements required pursuant to additional rent or lease escalation provisions;

         (g) the incremental cost of furnishing services such as overtime HVAC to any tenant at such tenant's expense; costs incurred in performing work or furnishing services for individual tenants (including the Tenant) at such tenant's expense; and casts of performing work or furnishing services for tenants other than this Tenant at Landlord's expense to the extent that such work or service is in excess of any work or service Landlord is obligated to furnish to the Tenant at Landlord's expense;

         (h)      any item treated as "Real Property Taxes" hereunder;

         (i) any principal, interest or other payments on any mortgage, deed of trust, master lease, ground lease or ether underlying lease; provided, however, that the maintenance fee (presently, approximately $4,800 a month) that is charged by the ground lessor for patrolling services, police and fire services, road maintenance service, etc. provided by MWAA and/or the FAA to the airport complex is included in the definition of Operating Expenses;

         (j) any depreciation or amortization of the Building or any systems, fixtures, quipment or other personalty contained therein;

         (k) any costs allocable to the repair, restoration, replacement or correction of any . inherent structural defects in the Building;

         (l) any expenses of redecorating or renovating space for new tenants or for existing tenants renewing their leases;

                                       7.

         (m) any amount incurred by Landlord by reason of Landlord's gross negligence or intentional misconduct;

         (n) repairs or replacements required to cure violations of, or cause compliance with, all Applicable Laws in effect as of the Lease Commencement Date;

         (o) any amount payable by Landlord which constitutes a fine, interest or penalty;

         (p) any cost representing an amount paid for services or materials to a related person, firm or entity to the extent such amount exceeds the amount that would be paid for such services or materials at the then-existing market rates of the same quality and/or timeliness to an unrelated person, firm or corporation;

         (q) the costs of installing, operating and maintaining any specialty improvement within the Building, including, but not limited to, any cafeteria, hotel or dining facility; or any athletic, lunch or recreational facility or club;

         (r) the cost of furnishing electricity to demised areas of the Building at a tenant's expense;

         (s) any interest, fines, penalties or other charges incurred as a result of any late payments by Landlord of any Operating Expenses or Real Estate Taxes;

         (t) any genera( home office overhead expense of Landlord or Landlord's affiliates;

         (u) the costs of acquiring any works of fine art (as distinguished from decorative items) displayed in the public areas of the Building;

         (v) any damages awarded to any tenant of the Building against Landlord;

         (w)      salaries and benefits for off-site personnel;

         (x) If future laws require any changes to be made -to the Building (additions, improvements, alterations, etc.), to comply with then applicable laws, these will not be passed through as Operating Expenses if they are in the nature of a capital expenditure (far example, adding a new system); but will be passed through as Operating Expenses if they are in the nature of an operating expense (for example, adding security guards).

         Operating Expenses SHALL include the yearly amortization of capital costs incurred by Landlord (i) for improvements or structural repairs to the Project required to comply with any changes in the laws, rules or regulations of any governmental authority having jurisdiction, or (ii) for purposes of improving the operating efficiency of the Building or reducing Landlord's Operating Expenses, which costs shall be amortized over the useful life of such improvements or repairs as reasonably estimated by Landlord.

                                       8.

         5.3      DEFINITION OF REAL ESTATE TAXES.

         The term "REAL ESTATE TAXES" shall include al! taxes and assessments, general and special, or ordinary or extraordinary, assessed, levied or imposed upon the Project.

         "Real Estate Taxes" shall not include: (a) any gross receipts, capital, franchise, sales or income tax levied upon Landlord or any of Landlord's earnings or measured by the income of Landlord from the ownership, management, leasing or operation of the Building; (b) any item treated as an "Operating Expense" hereunder; (c) any fines or penalties incurred due to violation by Landlord or any tenant or other occupant of the Building of any applicable governmental rule or authority; (d) any interest, fines, penalties or other charges incurred as a result of any late payments by Landlord of any operating cost or property taxes; and (e) any assessments or other amounts payable in installments, to the extent that any such installments would cover any period of time subsequent to the term of this Lease.

         If any taxes are separately assessed against Landlord or the Project due to improvements, alterations, additions and substitutions undertaken by or at the specific request of Tenant, Tenant shall be solely responsible for the payment of such tax.

         The net amount of any refund or credit in Real Estate Taxes obtained by Landlord or any party on Landlord's behalf as a result of any appeal or contest brought by Landlord or on Landlord's behalf (less any expenses incurred by Landlord in connection with obtaining such refund or credit and not previously recovered by Landlord as an Operating Expense) shall be passed through one hundred percent (100%) to Tenant and ail other tenants, pro-rata in accordance with their respective proportionate shares of property taxes.

         5.4      ESTIMATED PAYMENTS.

         During each calendar year or partial calendar year in the term, in addition to monthly Rent, Tenant will pay to Landlord on the first day of each month an amount equal to 1/12 of the product of Tenant's Share multiplied by the "ESTIMATED TAXES AND EXPENSES" (defined below) for such calendar year.

         "ESTIMATED TAXES AND EXPENSES" for any calendar year means Landlord's reasonable estimate of Operating Expenses and Real Estate Taxes for such calendar year, less the product of the Expense Base and the Tax Base multiplied by the rentable area of the Building.

         During any partial calendar year during the term, Estimated Taxes and Expenses will be estimated on a full-year basis. After the close of each calendar year, Landlord will give Tenant written notice of Estimated Taxes and Expenses for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year (or each month of the term, if a partial calendar year), Tenant wilt pay to Landlord 1/12 of the product of Tenant's Share multiplied by the Estimated Taxes and Expenses for such calendar year; however, if such written notice is not given on or before January 1, Tenant will continue to make monthly payments on the basis of the prior year's Estimated Taxes and Expenses until the month after such written notice is given, at which time Tenant will commence making monthly payments based upon the revised Estimated Taxes and Expenses. In the month Tenant first makes a payment based upon the revised Estimated Taxes and Expenses, Tenant will pay to Landlord for each month which has elapsed



                                       9.

since January 1 the difference between the amount payable based upon the revised Estimated Taxes and Expenses and the amount payable based upon the prior year's Estimated Taxes and Expenses. If at any time or times it reasonably appears to Landlord that the actual Operating Expenses and Real Estate Taxes for any calendar year will vary from the Estimated Taxes and Expenses for such calendar year, Landlord may, by written notice to Tenant, revise the Estimated Taxes and Expenses for such calendar year, and subsequent payments by Tenant in such calendar year will be based upon such revised Estimated Taxes and Expenses.

         5.5      ANNUAL SETTLEMENT.

         Within 120 days after the end of each calendar year or as soon after such 120-day period as practicable, Landlord will deliver to Tenant a statement of amounts payable by Tenant under SECTION 5.1, for such calendar year prepared and certified by Landlord (the "ANNUAL EXPENSE STATEMENT"). If the Annual Expense Statement shows an amount owing by Tenant that is less than the Estimated Taxes and Expense payments previously made by Tenant for such calendar year, the excess will be held by Landlord and credited against the next payment of Rent; however, if the term has ended and Tenant was not in default at its end, Landlord will refund the excess to Tenant within 60 days of the date of the Annual Expense Statement. If the Annual Expense Statement shows an amount owing by Tenant that is more than the Estimated Takes and Expense payments previously made by Tenant for such calendar year, Tenant will pay the deficiency to Landlord within ten (10) days after the delivery of such statement.

         Each Annual Expense Statement provided by Landlord under this SECTION
5.5 shall be conclusive and binding upon Tenant unless within sixty (60) days after receipt thereof, Tenant shall notify Landlord that it disputes the correctness of the Annual Expense Statement, specifying the respects in which the Annual Expense Statement is claimed to be incorrect. Tenant, at its expense, shall then have the right to audit Landlord's books and records relating to the Annual Expense Statement. Pending determination of the dispute, Tenant shall pay within ten (10) days from notice any amounts due from Tenant in accordance with the Annual Expense Statement, but such payment shall be without prejudice to Tenant's position.

         5.6      FINAL PRORATION.

         If this Lease ends on a day other than the last day of a calendar year, the amount of increase (if any) in the Operating Expenses and Real Estate Taxes payable by Tenant applicable to the calendar year in which this Lease ends will be calculated on the basis of the number of days of the term falling within such calendar year, and Tenant's obligation to pay any increase or Landlord's obligation to refund any overage will survive the expiration or other termination of this Lease.

                                   ARTICLE 6
                                SECURITY DEPOSIT

         6.1      AMOUNT OF DEPOSIT.

         Tenant, contemporaneously with the execution of this Lease, has deposited with Landlord the sum of $45,346.66 (the "SECURITY DEPOSIT") (the equivalent of two month's rent for the entire



                                      10.

Demised Premises), the receipt of which is hereby acknowledged by Landlord. The Security Deposit shall be held by Landlord, without liability for interest, as security for all of the terms, covenants, and conditions of the Lease to be kept and performed by Tenant during the term hereof. On the first anniversary of the Lease Commencement Date, provided Tenant delivers to Landlord certified financial statements and income statements indicating that Tenant has the same net worth .it had as of the Lease Commencement Date, and that in its most recently completed fiscal year and most recently completed fiscal quarter it had a positive net income, Landlord shall return one-half of the Security Deposit, together with interest thereon at the rate of 3.4(degree)l(degree) per annum.

         6.2      USE AND RETURN OF DEPOSIT.

         If at any time during the term of this Lease any Rent shall be overdue and unpaid, or any other sum payable to Landlord by Tenant hereunder shall be overdue and unpaid, Landlord may (but shall not be required to) appropriate any portion of the Security Deposit to the payment of any such overdue Rent or other sum. In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease, then Landlord at its option may appropriate and apply the entire Security Deposit, or so much thereof as may be necessary, to compensate Landlord for all loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire Security Deposit, or any portion thereof, be appropriated and applied by Landlord for payment of overdue Rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon, the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Should Tenant comply with ail of said terms, covenants and conditions and promptly pay ail of the Rent as it becomes due, and all other sums payable to Landlord by Tenant hereunder, the Security Deposit shall be returned in full to Tenant at the end of the term of this Lease, or upon the earlier termination of this Lease, together with interest thereon at the rate of 3.4% per annum.

         6.3      TRANSFER OF DEPOSIT.

         Landlord may deliver the Security Deposit to the transferee of Landlord's interest in the Demised Premises, in the event that such interest be transferred, and upon delivery of notice from such transferee to Tenant acknowledging receipt thereof Landlord shall be discharged from any further liability with respect to the Security Deposit.

         6.4      NO LIABILITY OF MORTGAGE.

         Tenant shall not be entitled to look to the mortgagee, as mortgagee, mortgagee in possession, or successor in title to the Demised Premises, for accountability for any Security Deposit required by Landlord hereunder, unless said sums have actually been received by said mortgagee as security for Tenant's performance of this Lease.


                                     11.

                                   ARTICLE 7
                            ASSIGNMENT AND SUBLETTING

         7.1      GENERAL.

                  (a) Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, transfer by operation of law or otherwise, mortgage, or encumber this Lease, nor sublease, nor permit the Demised Premises or any part of the Demised Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or unreasonably delayed beyond thirty (30) days from Tenant's request. Any assignment or sublease in violation of this ARTICLE 7 will be void. If this Lease is assigned, or if the Demised Premises or any part of the Demised Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect Rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent.

                  (b) Notwithstanding the provisions of Section 7.1 (a), Tenant may assign or sublet the Demised Premises, or any portion thereof, without Landlord's consent to any corporation which controls is controlled by or is under common control with Tenant or to any corporation (or other recognized legal entities such as limited liability companies, partnerships, etc.) resulting from the merger or consolidation with or into Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises; provided, that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such assignment or sublease. "Control" as used in this Section 7.1(b) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity.

                  (c) No assignment, sublease, occupancy, or collection will be deemed (1) a waiver of the provisions of this SECTION 7.1; (2) the acceptance of the assignee, subtenant, or occupant as Tenant; or (3) a release from the further performance by Tenant of its covenants and obligations contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease al! or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.

         7.2      SUBMISSION OF INFORMATION.

         If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord (a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space; (d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or



                                      12.

sublease for Landlord's approval. Tenant shall provide similar information with respect to any notification of an assignment or sublease under Section 7.1(b).

         7.3      PAYMENTS TO LANDLORD.

         If Landlord consents to a proposed assignment or sublease, then Landlord will have the right to require Tenant to pay to Landlord a sum equal to the amount by which the rent to be paid by any assignee or sublessee exceeds the rent then payable under this Lease, after deducting from the amount payable by any assignee or sublessee all reasonable costs and expenses incurred by Tenant in obtaining the assignee or sublessee, including advertising and marketing, legal fees, and casts associated with the preparation of the space for the assignee or sublessee.

         7.4      CHANGE IN CONTROL AS A PROHIBITED TRANSFER.

         The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease (other than as part of an initial public offering), or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance.

         7.5      TERMS OF ASSIGNMENTS OR SUBLEASES.

         In the event Landlord consents to any assignment or sublease under
Section 7.1(a), or in the event of a permitted assignment or sublease under
Section 7.1(b), a dully executed copy of the sublease or assignment shat( be delivered to Landlord within ten (10) days after execution thereof. Any such sublease shall provide that the subtenant shall comply with all applicable terms and conditions of this Lease to be performed by the Tenant hereunder. Any such assignment of this Lease shall contain an assumption by the assignee of all of the terms and obligations of this Lease to be performed by the Tenant. Tenant covenants that, notwithstanding any such assignment or transfer, and notwithstanding the acceptance of Rent by Landlord from an assignee or transferee or any other party, the Tenant shall remain fully liable for the payment of Rent due and to become due under this Lease and for the performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed.

                                   ARTICLE 8
                              INITIAL IMPROVEMENTS

         8.1      INITIAL IMPROVEMENTS.

         Tenant accepts the Demised Premises "As Is." Landlord grants to Tenant the right to alter and remodel the Demised Premises, at Tenant's expense, for Tenant's intended use in conjunction with the commencement of the Lease ("INITIAL IMPROVEMENTS"); provided, however, that:

         LANDLORD APPROVAL: No Initial Improvements shall be made without first submitting the plans thereof and receiving the sanction of the Landlord.



                                      13.

         PERMITS: No alterations shall be undertaken until Tenant shall have procured and paid for all necessary permits or authorizations from any federal, state or local governmental entity, board or agency having jurisdiction. Without limitation, Tenant shall obtain all necessary approvals from the Ground Lessor (Metropolitan Washington Airports Authority).

         PROFESSIONAL SUPERVISION: All alterations shall be conducted under the supervision of an architect or engineer selected by Tenant and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         WORK IN ACCORDANCE WITH APPROVED PLANS: All alterations shall be made in accordance with detailed plans and specifications and cost estimates prepared by such architects or engineers and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         PROMPT COMPLETION, IN COMPLIANCE WITH ALL LAWS: All alterations shall be made by Tenant promptly (unavoidable delays excepted and in a good and workmanlike manner, in compliance with all applicable permits and authorizations and building codes, zoning laws and all other applicable laws, rules, ordinances, regulations and similar requirements of any federal, state or local governmental entity, board or agency having jurisdiction.

         CASH PAYMENT/NO LIENS: The cost of all alterations shall be paid in cash or its equivalent, so that the Demised Premises shall at all times be free of liens for labor and material supplied or claim to have been supplied to the Demised Premises.

         INDEMNIFICATION AND HOLD HARMLESS: Tenant shall indemnify Landlord and its agents and employees and save it harmless from and against any and all loss, claims, actions, damages, liabilities and expense (including reasonable attorneys fees) in connection with or arising from the alterations, or in connection with or arising from a breach of the covenants set forth in this
Article 8 regarding alterations.

         DELIVERY OF INSURANCE CERTIFICATES: Alterations shall not commence until Tenant shall have obtained comprehensive general liability and worker's compensation insurance in an amount of not less than $1,000,000 per person, $5,000,000 per occurrence, and $5,000,000 for damages or injury to property, with not more than $2,500 deductible. Prior to commencement of alterations, Tenant shall have delivered certificates of insurance to Landlord, issued by insurance companies reasonably acceptable to Landlord, naming Landlord and Landlord's Lenders as additional insured parties.

         8.2      ADDITIONAL TERMS.

         The Initial Improvements shall be subject to the additional terms and conditions of Section 0.1 hereof.

         8.3      REMOVAL OF ALTERATIONS ON LEASE EXPIRATION.

         At the time of approving the Initial Improvements, Landlord will indicate whether such Initial Improvements shat( be subject to the removal conditions. set forth in Section 9.2 hereof. Landlord represents that no Initial Improvements other than what it reasonably considers to be "above standard" Initial Improvements shall be subject to removal.


                                      14.

         8.4      LANDLORD CONTRIBUTION TO INITIAL IMPROVEMENTS.

         Landlord hereby agrees to pay to Tenant the sum of $144,864 ($12 per square foot) for the Initial Space, $33,624 ($12 per square foot) for the First Additional Space, and $25,572 ($12 per square foot) for the Second Additional Space as Landlord's contribution to the cost of the Initial Improvements (the "ALLOWANCE"), as follows: (a) not more often than every two weeks, Tenant shall periodically submit to Landlord a Request for Payment containing an invoice for the portions of the work completed or installed in the Demised Premises together with invoices received from contractors and vendors for the work. Within 15 days of receipt of such Request fogy Payment, Landlord shall pay the amount set forth in the Request for Payment, provided in the event Landlord disputes any portion of the Request for Payment, Landlord shall pay, within said time, the undisputed portion of the Request for Payment and state in writing detailed reasons for withholding payment on the balance of the Request for Payment.

         After completion of the work in each of the three spaces (the Initial Space, the First Additional Space, and the Second Additional Space) and final Request For Payment for each of the three spaces submitted by Tenant, any unused portion of the Allowance for each of the three spaces (but not to exceed $1.50 per square foot) shall be applied as credit on payment against Minimum Rent or Additional Rent.

         In addition to the Allowance, Landlord (at its expense) shall retain DBI to provide reasonable space planning, architectural and engineering plans for the work. Such expense shat! not exceed $2,000.

         Prior to the Lease Commencement date, neither Tenant nor Tenant's contractors shaft be charged for, or obligated to pay or reimburse Landlord for the costs of any utilities or services provided to the Building or Demised Premises, or for parking.

         If any asbestos, lead paint or "hazardous material," "hazardous waste," or "hazardous substances" (as those terms are defined under applicable law) are discovered within the Demised Premises by Tenant or Tenant's contractors, Tenant shall notify Landlord in writing, and Landlord shall, at Landlord's sole expense, cause the asbestos, lead paint hazardous material, hazardous waste, or hazardous substance to be removed in accordance with all Applicable Laws within thirty (30) days of receipt of Tenant's notice (or such longer period as it may reasonably take, provided Landlord is diligently pursuing to remedy such situation). The Lease Commencement Date shall be delayed accordingly for any period of time attributable to such repairs to be made by Landlord. Landlord will increase the Allowance to cover any reasonable and documented increased design or construction costs incurred by Tenant as a result of the presence of asbestos, lead paint or any hazardous material, hazardous waste or hazardous substance in the Demised Premises or the Building.


                                      15.

                                   ARTICLE 9
                                   ALTERATIONS

         9.1      NO ALTERATIONS, IMPROVEMENTS OR FIXTURES WITHOUT CONSENT.

         Tenant wilt not make or allow to be made any alterations, additions, or improvements to the Demised Premises, or attach any fixtures or equipment to the Demised Premises, without first obtaining Landlord's written consent. All alterations, additions, and improvements consented to by Landlord must be performed by contractors approved by Landlord and must conform to all governmental and insurance rules and regulations established from time to time. If any mechanics' or materialmen's lien is filed against the Demised Premises, the Building or the Project, for-work claimed to have been done for, or materials claimed to have been furnished to Tenant, such lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge the same and collect same as Additional Rent together with interest on the amount thereof from the date of payment by Landlord anti! the date of repayment by Tenant at the Default Rate (as defined in SECTION 14.14); it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive, or release the default of Tenant in not discharging the same.

         Notwithstanding the immediately preceding sentence, Landlord's consent to any alterations, improvements or additions to the Demises Premises shall not be required to the extent that: (a) such alterations, improvements or additions will not involve structural changes to the Building,. and do not involve any changes to the electrical, HVAC, plumbing, or other Building systems; (b) the cost of any such alterations, improvements or additions does not exceed $50,000 per year; (c) Landlord is notified in writing in advance of such work (not less than thirty days prior notice); (d) such work is performed by contractors approved by Landlord (which approval shall not be unreasonably withheld) and conforms with governmental and insurance rules and regulations; (e) no mechanics liens are permitted in connection with such work; (f) upon expiration of the Lease Term, Landlord may require Tenant to remove such alterations, improvements or additions at Tenant's sole cost and to restore the Demised Premises to the condition in which they were before such alterations, improvements or additions were made, reasonable wear and tear excepted.

         9.2      REMOVAL.

         Unless Landlord, at its sole discretion, elects otherwise (at the time of granting consent), all alterations, additions, fixtures, and improvements that are made in or upon the Demised Premises pursuant to this ARTICLE 9 shall be removed by Tenant at its sole cost prior to the end of the term of this Lease, and Tenant will restore. the Demised Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made, reasonable wear and tear excepted. Removal of the Initial Improvements shall be governed by Section 8.3.


                                      16.

                                   ARTICLE 10
            TENANT'S CARE OF THE DEMISED PREMISES, BUILDING RULES AND
                        REGULATIONS, AND LANDLORD ACCESS

         10.1     MAINTENANCE AND SURRENDER OF DEMISED PREMISES.

         Tenant, at its sole cost and expense, shall keep the Demised Premises (including all improvements, fixtures and al! other property contained in the Demised Premises) in a neat, safe, and clean condition, and in good order and repair, and will surrender the Demised Premises at the end of the term in as good order and condition as they were at the commencement of the term, except for reasonable wear and tear. Tenant shall not commit or suffer to be committed any waste upon the Demised Premises or any nuisance or other act or thing which may disturb the quiet enjoyment or interfere with, inhibit or preclude any permitted use of any other tenant in the Building or any person outside the Building.

         10.2     TENANT EQUIPMENT.

         Maintenance and repair of equipment serving only the Demised Premises, such as kitchen fixtures, separate air conditioning equipment, or any other type of special equipment, whether installed by Tenant or by Landlord on behalf of Tenant, shad be the sole responsibility of Tenant, and Landlord shall have no obligation in connection therewith.

         10.3     REMOVAL OF FIXTURES AND ALTERATIONS UPON END OF LEASE.

         On or prior to the end of the term, Tenant shall remove from the Demised Premises all (i) trade fixtures, (ii) furniture, (iii) equipment and machinery, and (iv) alterations, additions or improvements (if any) required to be removed by Tenant in- accordance with Article 9 (collectively, "TENANT REMOVE ITEMS"). Tenant will fully repair any damage occasioned by the removal of any Tenant Remove Items. All Tenant Remove Items on the Demised Premises after two
(2) day from the end of the term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without written notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but net limited to the cost of repairing any damage to the Building or the Demised Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

         10.4     USE OF DEMISED PREMISES AFFECTING INSURANCE RATING.

         Tenant will not conduct or permit to be conducted any activity or place any equipment in or about the Demised Premises, which will, in any way, increase the rate of insurance premiums on the Building or the Real Property. If any increase in the rate of insurance is stated by any insurance company or by the applicable insurance Rating Bureau to be due to any activity or equipment in or about the Demised Premises, such statement shall be conclusive evidence that the increase in such rate is due to Tenant's activity or equipment and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor, within ten (10) days of receipt of written notice, and said sum shall be deemed to be Additional Rent.


                                      17.

         10.5     COMPLIANCE WITH BUILDING RULES AND REGULATIONS.

         Tenant, its agents and employees shall abide by and observe the rules and regulations attached hereto and made a part hereof as Exhibit B and such other rules and regulations as may be promulgated from time to time by Landlord for the operation and maintenance of the Building, the Real Property and the Project, provided that the same are not inconsistent with the provisions of this Lease and Tenant is given not less than thirty (30) days notice thereof. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant far violation of the same by any other tenant, its employees, agents, or invitees. Notwithstanding the foregoing, Landlord covenants and agrees to enforce all rules and regulations in a uniform and nondiscriminatory manner. In the event of any conflicts between the rules and regulations and the provisions of this Lease, the provisions of this Lease shall control.

         10.6     MISCELLANEOUS COVENANTS AND AGREEMENTS.

         Tenant further agrees that:

         No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Demised Premises or Building, except on the directories and doors of offices, and then only in such size, color and style as the Landlord shall reasonably approve.

         Landlord shall have the right to prescribe the weight, and method of installation and position of safes or other heavy items forming part of the Tenant Remove Items. Tenant shall not install any Tenant Remove Items that will place a load upon any floor exceeding the load per square foot area which such floor was designed to carry.

         All damage done to the Building by taking in or removing any Tenant Remove Items, or due to its being in the Demised Premises, shall be repaired at the expense of Tenant.

         No freight, furniture or other bulky matter of any description shat! be received into the Building or carried in the elevators, except as approved by Landlord. All moving of Tenant Remove Items shall be under the direct control and supervision of the Landlord, who shall, however, not be responsible for any damage to or charges for moving same, but shall fully cooperate with Tenant in scheduling same. Provided Tenant furnishes Landlord with at least two week's prior written notice of Tenant's move to the Demised Premises, Tenant shall have the exclusive right to use the freight elevator during the weekend that it moves into the Demised Premises.

         10.7     LANDLORD ENTRY FOR REPAIRS AND INSPECTION.

         Tenant shall permit Landlord, or its representative(s), to enter the Demised Premises during Tenant's normal business hours and upon not less than 24 hour notice to Tenant, or at such other times and with such shorter or no notice as may be required in the event of an emergency, to examine and inspect same, and to make such alterations and/or repairs as in the judgement of Landlord may be deemed necessary, or to exhibit the same to prospective tenants, purchasers or mortgagees. If, in an emergency, it shall become necessary to make promptly any


                                      18.

repairs or replacements required to be made by Tenant, then Landlord may, at its option, proceed forthwith to have such repairs or replacements made and to pay the cost thereof for Tenant's account. Tenant shall reimburse Landlord for the cost of such repairs or replacements on demand. There shall be no abatement of Rent and no liability by reason of any injury to or interference with Tenant's business arising from the making of any examinations, exhibitions, inspections, repairs, alterations or improvements in or to any portion of the Demised Premises or the Project.

                                   ARTICLE 11
                               TENANT'S INSURANCE

         11.1     COVERAGE.

         During the term of this Lease, Tenant steal! obtain, pay the premiums for, and maintain in full force and effect the following types of insurance:

                  (a) COMPREHENSIVE LIABILITY. A general comprehensive liability insurance policy including a contractual liability endorsement, naming Landlord arid any mortgagee or ground lessor of the Building as additional insured parties, in an amount of not less than $1,000,000 per person, $5,000,000 per occurrence, and $5,000,000 for damages or injury to property, with not more than $2,500 deductible.

                  (b) ALL-RISK PROPERTY. All-risk property insurance written at replacement cost value, covering all of Tenant's personal property in the Demised Premises (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease) and all leasehold improvements installed in the Demised Premises.

                  (c) WORKER'S COMPENSATION. If and to the extent required by law, workers compensation or similar', insurance in form and amounts required by law including Employer's Liability insurance in the amount of $100,000 for any one occurrence.

         11.2     POLICY REQUIREMENTS.

         All insurance policies required to be procured by Tenant under this
Lease: (i) shall be issued by responsible insurance companies licensed to do business in the jurisdiction in which the Building is located and shall be in such form and content as approved by Landlord; (ii) shall be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; (iii) shall provide that the policy steal( not be canceled unless Landlord shall have received thirty (30) day's prior written notice of cancellation or in the case of non-payment of premium only, ten (10) day's prior written notice; and (iv) shall waive insurer's rights of subrogation against Landlord, its agents and employees, including any mortgages or any other interested party designated by Landlord.

         With respect to each and every one of the insurance policies required to be procured by Tenant under this Lease, on or before the Lease Commencement Date, and at least thirty (30) days before the expiration of the expiring policies previously furnished, Tenant shall deliver to


                                      19.

Landlord certificates for each such policy or renewal thereof, or such other evidence that may be satisfactory to Landlord and the holder of any first deed of trust on the Building.

         11.3     LANDLORD'S RIGHT TO MAINTAIN COVERAGE.

         In the event Tenant shall fait to provide such insurance, or shall fail to pay the premiums when due, Landlord shat! have the right to cause such insurance to be issued and to pay the premiums therefor, or any premiums in default, and to collect same as Additional Rent together with interest on the amount of such premiums from the date of payment by Landlord until the date of repayment by Tenant at the Default Rate (as defined in SECTION 14.14).

         11.4     INSURANCE COVERAGE DOES NOT LIMIT TENANT'S LIABILITY.

         Neither the issuance of any insurance policy required under this Lease nor the minimum limits specified herein shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

         11.5     COMPLIANCE WITH INSURANCE REQUIREMENTS.

         Tenant shall comply with al( requirements of Landlord's and Tenant's insurance carriers and shall not do or permit to be done any act or thing upon the Demised Premises that wilt invalidate or be in conflict with fire insurance policies covering the Building or any part thereof, fixtures and property in the Building or the Demised Premises or any other insurance policies or coverage referred to in this ARTICLE 11, and shatl comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters having jurisdiction, or any other similar body in the case of such fire insurance policies, and the applicable insurance rating bureau or similar body in the case of ail other such insurance policies.

         11.6     LANDLORD'S INSURANCE.

         Landlord shall insure the Building under an "all-risk" insurance policy, with replacement cost endorsement, in an amount not less than the full insurable value of the Building and shall carry comprehensive general liability, rent loss, and worker's compensation insurance in amounts and with deductibles comparable to the insurance carried by landlords of comparable quality office buildings located in the vicinity of the Building.

         11.7     WAIVER OF SUBROGATION.

         Neither Landlord nor Tenant shall be liable to the other for any loss or damage to property or injury to or death of persons occurring on the Demised Premises or the Building, or in any manner growing out of or connected with the Tenant's use and occupation of the Demised Premises or the condition thereof, whether or not caused by the negligence or other fault of Landlord or Tenant or of their respective agents, employees, subtenants, licensees, or assignees (collectively, "NON-SUBROGATED LOSS").

         This release shall apply only to the extent that such Non-Subrogated Loss is covered by insurance required to be carried by the parties under this
Article 11, regardless of whether such insurance is payable to or protects Landlord or Tenant or both. Nothing in this Section 11.7 shall


                                      20.

be construed to import any greater liability or indemnification obligation upon either Landlord or Tenant than would have existed in the absence of this Section 11.7

         Landlord further agrees that it will cause its policies of insurance required to be maintained hereunder to be so written as to include a wavier of subrogation if such a wavier is obtainable without additional cost. Tenant's policies steal! contain a waiver of subrogation as provided in Section 11.2.

                                   ARTICLE 12
                   UTILITIES, SERVICES AND SERVICE DISCLAIMER

         12.1 GENERAL PROVISIONS APPLICABLE TO LANDLORD SERVICES; DEFINITION OF BUSINESS HOURS.

         Landlord agrees to furnish such services as may specifically be required of Landlord by this ARTICLE 12 of the Lease. Landlord shall provide such services in a manner consistent with services provided by other Class B office buildings in the Washington Duties International Airport area.

         Services specified in this ARTICLE 12 shall be provided during Business Hours only. As used herein "BUSINESS HOURS" means Monday through Friday, from 7:00 a.m. through 6:00 p.m., and Saturday, 8:00 a.m. through 1.00 p.m., exclusive of Federal holidays.

         12.2     ELECTRICAL CURRENT HEATING AND AIR CONDITIONING.

                  (a) LANDLORD'S OBLIGATION. Landlord shat! furnish reasonably adequate electric current sufficient for (1) standard lighting and the operation of low-wattage office machines (such as desktop micro-computers, desktop calculators, typewriters, microwaves, printers, fax machines, copiers and telephone equipment) during Business Hours; (2) standard heat and air conditioning reasonably required for the comfortable occupation of the Demised Premises during Business Hours; and (3) twenty-four (24) hour per day, seven days per week access and elevator service. Landlord shall not be obligated to furnish more power to the Demised Premises than allocated thereto under the Building design.

                  (b) TENANT'S OBLIGATION. Tenant shall arrange to purchase and pay for all of Tenant's electric current requirements that exceed the standard basic requirements set forth in Section 12.2f al above.

                  (c) AFTER HOURS HEATING AND AIR CONDITIONING. Provided that Tenant gives Landlord appropriate advance notice, Landlord shat! provide overtime heating or air conditioning beyond Business Hours. Tenant shall pay Landlord for such overtime use on the basis of Landlord's actual cost per hour, which is currently $40 per hour.

                  (d) ELECTRICAL CAPACITY. Attached hereto as Exhibit C is an equipment inventory for Tenant, and an estimate prepared by Mona Electric of the electric consumption assuming ail such inventory is used simultaneously. The parties hereby agree that consumption


                                      21.

of electricity by Tenant in an amount set forth in such Exhibit C shall not be considered consumption that exceeds the standard basic requirements set forth in Subsection 12.2(a) above.

         12.3     OTHER LANDLORD SERVICES.

         Landlord shall furnish reasonably adequate water, lavatory supplies for restrooms in Common Areas, and normal and usual cleaning and trash removal service. Attached hereto as Exhibit D are the cleaning specifications for the Building. Landlord covenants and agrees with Tenant to cause the Demised Premises and Common Areas to be cleaned and maintained in accordance with these standards at all times during the term of the Lease.

         12.4     UTILITY CHARGES IN EXCESS OF BASIC SERVICE; METERS.

         Tenant shall pay all charges for electricity, water, and other utilities used by Tenant on the Demised Premises in excess of the basic service utilities to be provided by Landlord under this ARTICLE 12. Landlord may install a separate water or electric meters to measure the amount of water or electricity consumed upon the Demised Premises. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by Tenant. Tenant shall pay Landlord promptly upon demand therefor by Landlord for all water and electricity consumed as shown by said meters, and the amounts to be paid by Tenant for Additional Rent shall be adjusted accordingly (i.e., operating expenses would not include utilities, other than utilities for Common Areas).

         12.5     SERVICES DISCLAIMER.

         Landlord shall not be liable for damages for failure, interruption or slow-down of: (i) heat, (ii) hot or cold water, (iii) air conditioning, (iii) sewer service, (iv) electric current, (v) gas, or (vi) any other service -- caused by reason of: (1) breakdown or interruption of plant, equipment, or apparatus, (2) shut-down of any services for necessary repairs or alterations,
(3) unavailability of fuel, water or any other substance or utility, (4) war or civil disturbance, (5) strike or lockout, (6) fire, flood or casualty, (7) governmental regulations, or (8) any other conditions beyond Landlord's control. Notwithstanding the foregoing, if any failure to supply services or utilities to the Demised Premises due to Landlord's fault or for reasons within Landlord's control shall render the Demised Premises effectively unusable by Tenant for a period of seventy-two (72) hours, then Minimum Rent shall be abated during such time in excess of seventy-two (72) hours as Landlord is unable to supply services or utilities to the Demised Premises due to Landlord's fault of for reasons within Landlord's control.

         Any security measures that Landlord may elect to undertake in and about the Project are understood to be for the protection and preservation of the Building and Real Property only and shall not be relied upon by the Tenant far the protection in either its person or property or that of its guests, invitees or employees, and no liability shall be imposed on the Landlord, its agents or employees in connection therewith.


                                      22.

                                   ARTICLE 13
                            CASUALTY AND CONDEMNATION

         13.1     FIRE AND OTHER CASUALTY DAMAGE TO DEMISED PREMISES.

         If the Demised Premises (other than leasehold improvements) shall be partially damaged by fire or other cause covered by extended coverage insurance, other than by the fault or neglect of Tenant, Landlord shall as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company) repair such damage at Landlord's sole expense, and the Rent shall be reduced in proportion to the floor area of the Demised Premises which is usable by Tenant until such repairs are completed; provided, however, that (i) in no event shall Landlord have any repair obligations in excess of insurance proceeds actually received by Landlord, and (ii) Tenant's rental obligation shall abate only to the extent of the proceeds actually received by Landlord under its rental reimbursement insurance policy. If the Demised Premises are substantially damaged by fire or other cause to such extent that (in Landlord's reasonable estimation) the damage cannot be fully repaired within one hundred twenty (120) days from the date of such damage, Landlord shall notify Tenant in writing ("CASUALTY NOTICE") and:
(a) Landlord shall have the option of electing not to repair the damage and terminating this Lease effective ten days after such Casualty Notice, and (b) Tenant shall have the right of terminating the Lease by notifying Landlord in writing within ten days after receipt of such Casualty Notice. No compensation or reduction of rent will be allowed or paid by Landlord by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Building.

         To the extent that Landlord receives insurance proceeds covering leasehold improvements, Landlord will repair leasehold improvements. Tenant shall have no right to terminate the Lease in the event of damage to leasehold improvements not covered by insurance proceeds received by Landlord.

         13.2     CONDEMNATION.

         If the whole or a substantial part of the Demised Premises shall be taken or condemned by any governmental authority for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date when title vests in such governmental authority, and Tenant shall have no claim against Landlord (or otherwise) for any portion of the amount that may be awarded as damages as a result of such taking or condemnation or for the value of any unexpired term of the Lease; provided, however, that Tenant may assert any claim that it may have against the condemning authority for compensation for any fixtures owned by Tenant and for any relocation expenses compensable by statute. The Rent, however, shat! be abated on the date when such title vests in such governmental authority. !f less than a substantial part of the Demised Premises is taken or condemned by any governmental authority for any public or quasi-public use or purpose, the Rent shall be adjusted on a square footage basis on the date when title vests in such governmental authority and the Lease shat! otherwise continue in full force and effect. For purposes hereof, a substantial part of the Demised Premises shall be considered to have been taken if more than fifty percent (50%) of the Demised Premises are unusable by Tenant.


                                      23.

                                   ARTICLE 14
                 TENANT EVENTS OF DEFAULT AND LANDLORD REMEDIES

         Each of the following events shat! be a default ("EVENT OF DEFAULT") of Tenant under this Lease:

                  (a) MINIMUM RENT EVENT OF DEFAULT: Failure of Tenant to make any payment of Minimum Rent within ten (10) days written notice that the same is due.

                  (b) ADDITIONAL RENT EVENT OF DEFAULT: Failure of Tenant to make any payment of Additional Rent within ten (10) days written notice that the same is due.

                  (c) COVENANT EVENTS OF DEFAULT: Failure of Tenant to perform or comply with any provisions of this Lease to be performed or complied with by Tenant, other than provisions for the payment of Minimum Rent or Additional Rent, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant (provided that if such default is of the type that is not reasonably capable of being cured within thirty (30) days, then Tenant shall have such longer cure period in which to cure such default, provided Tenant commences such cure within thirty (30) days after written notice thereof by Landlord, and thereafter diligently prosecutes such cure to completion).

                  (d) LEASE ATTACHMENT: The taking of this Lease or the Demised Premises, or any part thereof, upon execution or by other process of law directed against Tenant, or upon or subject to any attachment at the insistence of any creditor of or claimant against Tenant, which execution or attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof.

                  (e) BANKRUPTCY EVENTS: Tenant or any guarantor of Tenant's obligations hereunder: (i) admits in writing its inability to pay debts generally as they become due; (ii) files a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now existing or in the future amended), or an answer or other pleading admitting the material allegations of such a petition or seeking, consenting to or acquiescing in the relief provided for under such Act; (iii) makes an assignment of all or a substantial part of its property for the benefit of its creditors; (iv) seeks or consents to or acquiesces in the appointment of a receiver or trustee for all or a substantial part of its property or of the Demised Premises; (v) is adjudicated a bankrupt or insolvent; or (vi) is the subject of the entry of a court order without its consent, which order shall not be vacated, set aside or stayed within sixty (60) days from the date of entry, appointing a receiver or trustee for all or a substantial part of its property or approving a petition filled against it for the effecting of an arrangement in bankruptcy or for a reorganization pursuant to the Bankruptcy Act or for any other judicial modification or alteration of the rights of creditors.

         14.2 EVENTS OF DEFAULT NOT AFFECTED BY SECURITY DEPOSIT OR ACCEPTANCE OF RENT.

         The provisions of this ARTICLE 14 shall apply notwithstanding the payment by Tenant of a Security Deposit. The receipt by Landlord of payments of Rent, as such, accruing subsequent to the time of an Event of Default shall not be deemed a waiver by Landlord of its rights and remedies under this ARTICLE 14.


                                      24.

         14.3     REMEDIES UPON EVENT OF DEFAULT.

         Upon the occurrence of an Event of Default, Landlord shall have the right, at its election, then or at any time thereafter either:

                  (a) TERMINATION OF LEASE: To give Tenant written notice of Landlord's intent to terminate this Lease on the date of the notice or on any later date specified in the notice, and on such date Tenant's right to possession of the Demised Premises shall cease and this Lease shall thereupon be terminated; or

                  (b) REENTRY AND POSSESSION: Without demand or notice, to reenter and take possession of all or -any part of the Demised Premises, and expel Tenant and those claiming through Tenant, and remove the property of Tenant and any other person, either by summary proceedings or by action at law or in equity, without being deemed guilty of trespass and without prejudice to any remedies for nonpayment or late payment of Rent or breach of covenant. If Landlord elects to reenter under this subsection, Landlord may terminate this Lease, or, from time to time, without terminating this Lease, may relet all or any part of the Demised Premises as agent for Tenant for such term or terms and at such rental and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the Demised Premises. No such reentry or taking of possession of the Demised Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant under SECTION 14.3(A), or unless the termination be decreed by a court of competent jurisdiction at the request of Landlord.

                  (c) WAIVER OF NOTICE. Redemption. Repossession and Restoration of Lease: Tenant, on its own behalf and on behalf of all persons claiming through Tenant, including all creditors, does hereby waive any and all rights and privileges, so far as its permitted by law, which Tenant and all such persons might otherwise have under any present or future law (i) to the service of any notice of intention to reenter which may otherwise be required to be given, (ii) to redeem the Demised Premises, (iii) to reenter or repossess the Demised Premises, or (iv) to restore the operation of this Lease, with respect to any dispossession of Tenant by judgment or warrant of any court, whether such dispossession, reentry, expiration or termination be by operation of law or pursuant to the provisions of this Lease.

         14.4     LIABILITY OF TENANT.

         If Landlord terminates this Lease pursuant to SECTION 14.3, Tenant shall remain liable (in addition to accrued liabilities) for:

(A) (i) Minimum Rent, Additional Rent and any other sums provided for in this Lease until the date this Lease would have expired had such termination not occurred; (ii) any and all expenses (including attorneys' fees, disbursements and brokerage fees incurred by Landlord in reentering and repossessing the Demised Premises, in curing any Event of Default, in painting, altering, repairing or dividing the Demised Premises, in protecting and preserving the Demised Premises by use of watchmen and caretakers, and in reletting the Demised Premises; and (iii) any and ail expenses which Landlord may incur during the occupancy of any new tenant;


                                      25.

         LESS:

(B) The net proceeds of any reletting prior to the date this Lease would have expired if it had not been terminated.

         Tenant agrees to pay to Landlord the difference between ITEMS (A) AND
(B) above for each month during the term, at the end of each such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. Tenant's liability shall survive the institution of summary proceedings and the issuance of any writ of restitution thereunder.

         14.5     LIQUIDATED DAMAGES.

         If Landlord terminates this Lease pursuant to this ARTICLE 14, Landlord shall have the right, at any time, at its option, to require Tenant to pay to Landlord, on demand, as liquidated and agreed final damages in lieu of Tenant's liability under SECTION 14.4 the rent and all other charges which would have been payable from the date of such demand to the date when this Lease would have expired if it had not been terminated, minus the fair rental value of .the Demised Premises for the same period, discounted to present value at a discount rate equal to five percent (5%) per annum. If the Demised Premises shall have been relet for all or part of the remaining balance of the term by Landlord after an Event of Default but before determination of such liquidated damages, the amount of rent reserved upon such reletting shall be deemed the fair rental value of the Demised Premises for purposes of the foregoing determination of liquidated damages. Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of demand.

         14.6     ATTORNEY'S FEES.

         In the event Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to became due hereunder, or recovery of the possession of the Demised Premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay Landlord reasonable attorneys' fees.

         14.7     NO JURY TRIAL.

         Each of Landlord and Tenant waives all right to trial by jury in any proceeding which may be instituted by Landlord against Tenant (or vice versa) arising under or by virtue of this Lease.

         14.8     RIGHT TO ENJOIN, ETC.

         In the event of any breach or threatened breach by Tenant or any persons) claiming through Tenant of any of the provisions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy


                                      26.

         allowed at law or otherwise as if reentry, summary proceedings or other prescribed remedies were not provided for in this Lease.

         14.9     INTENTIONALLY DELETED

         14.10    REMEDIES CUMULATIVE.

         All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies Landlord may have in law or equity.

         14.11    WAIVER OF TENANT DEFAULTS.

         In the event Landlord institutes proceedings under the terms of this Lease, and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant contained in the Lease nor of any of Landlord's rights hereunder. No Waiver by Landlord of any breach of any covenant, condition or agreement in the Lease shall operate as a waiver of such covenant, condition or agreement, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Rent stipulated in this Lease shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of Rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No reentry by Landlord, an no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

         14.12    RIGHT OF LANDLORD TO CURE TENANT EVENTS OF DEFAULT.

         If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, taking into account applicable cure periods, then after ten (10) days notice from Landlord, Landlord may, but shall not be required to, make such payments or do such act, and collect the amount thereof as Additional Rent together with interest on such amount from the date of payment by Landlord until the date of repayment by Tenant at the Default Rate (as defined in SECTION 14.14); but the making of such payment or the doing of such act by Landlord shall not operate to cure such Event of Default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

         14.13    LATE PAYMENTS AND INTEREST.

         If Tenant fails to pay any installment of Rent on or before the fifth day of the calendar month when such installment is due and payable, such unpaid installment shall bear interest at the Default Rate (as defined in SECTION 14.14), thirty (30) days from the date such installment became due end payable to the date of payment thereof by Tenant. Such interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Rent. In addition, Tenant shall pay to Landlord, as a "late charge" five percent (5%) of any payment herein required to be made by Tenant which is more than ten
(10) days late to cover the costs of collecting accounts past due.


                                      27.

         14.14    DEFINITION OF DEFAULT RATE.

         As used herein, "DEFAULT RATE" means the lower of: (i) the average prime fending rate as reported by the Waif Street Journal, plus 2%, or (ii) the maximum rate permitted by law.

         14.15    BREACH BY LANDLORD.

         Landlord shall not be deemed in breach of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord. For purposes of this Section 14.15, a reasonable time shall in no event be less than thirty (30) days after receipt by Landlord, and by any lenders) whose name and address shall have been famished to Tenant in writing for such purpose, of written notice specifying wherein such obligation of Landlord has not been performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days after such notice are reasonably required far its performance, then Landlord shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

                                   ARTICLE 15
                SUBORDINATION, ATTORNMENT AND RELATED PROVISIONS

         15.1     SUBORDINATION.

                  (a) SUBORDINATION GENERALLY, TENANT'S CERTIFICATE: This Lease is subject and subordinate to al! ground or underlying leases and to all mortgages and/or deeds of trust which may now or (subject to Section 15.1(d)) hereafter affect the Project or any part thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or trustee. In confirmation of such subordination, Tenant, shall execute promptly any certificate that the Landlord or the party secured by any deed of trust, or any successor in interest may request.

                  (b)      PROVISIONS APPLICABLE TO MORTGAGE OR DEED OF TRUST
SUBORDINATION: Notwithstanding the foregoing, the party secured by any such deed of trust shall have the rights to recognize this Lease and, in the event of any foreclosure sale under such deed of trust, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchaser under any such foreclosure safe. Tenant covenants and agrees that it will, at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of said deed of trust to the lien of this Lease. The party secured by such deed of trust and any successor in interest shall not be bound by any payment in Rent in advance for more than thirty (30) days or by any amendment or modification of this Lease made subsequent to the date of recordation of such deed of trust without the consent of the party secured by such deed of trust or such successor in interest.

                  (c)      PROVISIONS APPLICABLE TO GROUND OR UNDERLYING LEASE
SUBORDINATION: At the option of any landlord under any ground or underlying lease to which the Lease is now or may hereafter become subject or subordinate, Tenant agrees that neither the cancellation nor


                                      28.

termination of such ground or underlying lease shall by operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and Tenant covenants and agrees to attorn to such landlord or to any successor to Landlord's interest in such ground or underlying lease, and in that event, this Lease shall continue as a direct lease between the Tenant herein and such landlord or its successor. Such landlord or successor under such ground or underlying lease shall not be bound by any prepayment on the part of Tenant of any Rent for more than one month in advance, so that Rent shall be payable under this Lease in accordance with its terms, from the date of the termination of the ground or underlying lease, as if such prepayment had not been made. Such landlord or successor under such ground or underlying lease shall not be bound by this Lease or any amendment or modification of .this Lease unless, prior to the termination of such ground or underlying lease, a copy of this Lease or amendment or modification thereof, as the case may be, shall have been delivered to such landlord or successor.

                  (d) NON-DISTURBANCE: With respect to all ground or underlying leases ("ground lessors") and to all mortgages and/or deeds of trust ("lenders") which may hereafter affect the Project, Tenant's subordination of this Lease shall be subject to written assurance (a "non-disturbance agreement") in commercially reasonable form, from the lender or ground lessor (as applicable) that Tenant's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Tenant is not in default under the Lease and attorns to the record owner of the Demised Premises.

         With respect to the ground lessor as of the date hereof (MWAA), Landlord shall obtain a non-disturbance agreement from such ground lessor on or prior to the Lease Commencement Date.

         15.2     ESTOPPEL CERTIFICATES.

         Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease has been unmodified since its execution and is in full force and effect (or if there have been modifications, that the Lease is in full force and effect, as modified, and stating the modifications), (ii) stating the dates, if any, to which the Rent and sums hereunder have been paid by Tenant, (iii) stating whether or not to the knowledge of Tenant, there are then existing any Landlord or Tenant defaults under the Lease (and, if so, specifying the same), and (iv) stating the address to which notices to Tenant should be sent. Any such statement delivered pursuant hereto shat! provide that such statement may be relied upon by Landlord or any prospective purchaser or mortgagee of the Project or any part therein. Tenant's failure to execute and deliver such statement within the time specified shall be deemed the equivalent of the delivery of a statement to the effect that Landlord is in full compliance with the terms of this Lease.

         15.3     MODIFICATION OF LEASE FOR FINANCING REQUIREMENTS.

         In the event that any person or entity now or hereafter providing financing to Landlord for the Project requires, as a condition of such financing, that this Lease be modified, Landlord shall submit such required modifications to Tenant, and Tenant shall enter into and execute a


                                      29.

written amendment hereto incorporating such required modifications within fifteen (15) days after the same has been submitted to Tenant by Landlord, provided, that, such modifications (a) are reasonable, (b) do not adversely affect Tenant's use of the Demised Premises as herein permitted, (c) do not materially affect any. of the provisions of this Lease as determined in Tenant's reasonable discretion, and (d) do not increase the rentals and other sums required to be paid by Tenant hereunder. Any changes requested by any person or entity providing financing for the Project shall be deemed to materially affect the provisions of this Lease within the meaning of clause (c) of the immediately preceding sentence and, accordingly, Tenant shall not be obligated to consent to any changes requested or sought to be imposed pursuant to this Section 15.3 if any of such changes would: (i) result in a change of the term of this Lease or any of Tenant's options to extend or renew the term. of this Lease; (ii) result in a change of the size or location of the Demised Premises; (iii) affect Tenant's entitlement to non-disturbance under this Lease as a condition of subordinating its interest hereunder to the interest of the mortgagee or other =interested party; (iv) affect Tenant's option to terminate this Lease as a result of any fire or other casualty to the extent Tenant is permitted to do so under Article 13; (v) materially and adversely affect the operation or conduct of Tenant's business; or (vi) impose any additional financial responsibility or obligation on Tenant.

                                   ARTICLE 16
        LIMITATION OF LANDLORD'S LIABILITY; TENANT INDEMNITY OBLIGATIONS

         16.1     NO PERSONAL OBLIGATIONS; LIABILITY LIMITED TO BUILDING.

         The obligations of Landlord under this Lease do not constitute personal obligations of the directors, officers, or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of the Landlord for satisfaction of any liability in-respect of this Lease and will not seek recourse against the directors, officers or. shareholders of Landlord or any of their personal assets for such satisfaction.

         16.2     FORCE MAJEURE.

         Neither Tenant nor Landlord shall be required to perform any of its obligations under this Lease (other than the payment of Rent), nor be liable for loss or damage for failure to do so, nor shall either party be released from any of its obligations under this Lease, where such failure arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of any foreign country, fire and casualty, energy shortage, or other force majeure causes beyond the reasonable control of such party, unless such loss or damage results from willful misconduct or gross negligence by such party.

         16.3     NO LIABILITY FOR DAMAGE TO PERSONAL PROPERLY AND PERSON.

         All property of Tenant, its agents or invitees, or of any other person, in or on the Demised Premises or the Project, shall be and remain at the sole risk of Tenant or such agent, invitee or person. Landlord shall not be liable for any damage to or theft or loss of such property, whether or not caused by the act or omission of any person, or by the bursting, leaking or overflowing of water, sewer, steam or sprinkler pipes, heating or plumbing fixtures, air conditioning or heating failure, gas, noxious odors or noise, or any other actor thing. Landlord shall not under any


                                      30.

circumstances be liable for the interruption or loss of Tenant's business that may result from any of the acts or causes described above. Landlord shall not be liable for any personal injury to Tenant, its agents or invitees, or to any other persons, arising from the use, occupancy or condition of the Demised Premises, the Building or the Real Property other than liability for personal injuries resulting directly from the gross negligence or willful misconduct of Landlord, and then only to the extent that Tenant is not compensated therefor by insurance.

         16.4     TENANT'S INDEMNITY OBLIGATIONS.

         Tenant shall indemnify Landlord and its agents and employees and save it harmless from and against any and all claims, actions, damages, liabilities and expense (including reasonable attorneys fees) in connection with loss of life, personal injury or damage to property arising from, resulting from, or related to (in whole or in part): (i) any occurrence in, upon or at the Demised Premises, or (ii) the occupancy or use by Tenant (including Tenant's agents, contractors, employees, servants, permitted subtenants, invitees or licensees) of the Demised Premises, or (iii) any negligent act or omission of Tenant, its agents, contractors, employees, servants, permitted subtenants, invitees or licensees, or (iv) any Event of Default, breach, violation or nonperformance of this Lease by Tenant (collectively, (i) through (iv), hereinafter referred to as "TENANT INDEMNITY OBLIGATIONS").

         In the event that Landlord or its agents and employees shall, without fault on its part, be made a party to any litigation commenced by or against Tenant or relating to any Tenant Indemnity Obligations, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid in connection with such litigation. Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be entered or recovered against Landlord in connection with the foregoing.

         Notwithstanding any provision to the contrary contained in this Article 16, none of the indemnification provisions of Section 16.4 shall apply in any respect to injuries, damages, liabilities, losses, costs, or expense arising in whole or in part from Landlord's gross negligence or willful misconduct.

                                   ARTICLE 17
                                     PARKING

         17.1     ALLOTTED PARKING AND DESIGNATED PARKING AREAS.

         So long as Tenant is not in default under this Lease, Landlord hereby grants to Tenant a non-exclusive license (the "PARKING LICENSE") to park 51 cars ("ALLOTTED PARKING") (3 parking spaces for every 1,000 sq. ft. of leased space) (subject to increase in the event the floor area leased by Tenant increases), for use solely by Tenant and Tenant's employees, guests and invitees in the spaces which will hereafter be designated by Landlord (the "DESIGNATED PARKING AREAS"). The use by Tenant, its employees, guests or invitees of more than the Allotted Parking after thirty (30) days notice by Landlord ("OVER-USE") shall be deemed an Event of Default under this Lease and Landlord may exercise such remedies as are provided pursuant to ARTICLE 14 of the Lease. Landlord shall not be responsible to Tenant for enforcing the Parking


                                      31.

License or violation of the provisions of this ARTICLE 17 by co-tenants of the Building, by third parties, or guests or visitors to the Building.

         17.2     REVOCATION OR REDUCTIONS OF PARKING LICENSE.

         Landlord shall have the right to: (i) revoke the Parking License in the event of an Over-Use; or (ii) in the event of any occurrence not caused by Landlord which reduces the number of parking spaces in the Designated Parking Area, reduce the Allocated Parking (with no adjustment to Rent) to the extent of Tenant's proportionate share of the number of parking spaces by which the Designated Parking Area is so reduced.

         17.3     NO LIABILITY FOR DAMAGE TO VEHICLES.

         Landlord shall not be liable for damage to any vehicle using the parking facilities pursuant to this Lease, including theft, collision, fire, or any other damage to such vehicle; Landlord shall not be responsible for articles left in such vehicles; Landlord shall not be liable for loss of use of any such vehicles which may be damaged while using the parking facilities. In addition, Landlord shall not be liable for any injury to any person using the parking facilities regardless of the cause of such injury; all persons using the parking facilities shall do so at their own risk. Tenant shall indemnify and hold Landlord and its agents harmless from all loss, damage, liability, cost or expense incurred, suffered, or claimed by any person or entity by reason of injury, loss or damage to any person, property, or business resulting from the Tenant's negligence or negligent or unlawful use of the parking facilities.

         17.4     PARKING LICENSE NOT ASSIGNABLE.

         The Parking License may not be assigned by the Tenant without the prior written consent of Landlord.


                                      32.

                                   ARTICLE 18
                          RENEWAL AND EXTENSION OPTIONS

         18.1     RENEWAL TERM.

         Provided that (i) this Lease is in full force and effect, (ii) Tenant is in possession of the Demised Premises, and (iii) no Event of Default then exists under this Lease, Tenant shall have the option to extend the term of this Lease for an additional period of sixty (60) months (the "RENEWAL TERM"). The Renewal Term shall commence on the date following the fixed expiration date of the then current lease term and shall be upon the same terms and conditions as set forth in this Lease, except as set forth hereinafter.

         18.2     RENT DURING RENEWAL TERM.

         The Minimum Rent during the Renewal Term shall be the greater of (i) Market Rent (as defined below), less $1 per sq. ft. per annum, or (ii) Minimum Rent as set forth in ARTICLE 3 as adjusted periodically pursuant to ARTICLE 4, less $1 per sq. ft. per annum; provided, in either instance, that Landlord shall not provide any tenant improvements.

18.3     DEFINITION OF MARKET RENT.

         "MARKET RENT" shall mean the fair market rent for the Demised Premises as of a date 170 days prior to the expiration of then current lease term (the "DETERMINATION DATE"), for the Demised Premises based upon the rents generally in effect for comparable office space in the area in which the Building is located; PROVIDED, HOWEVER, that Market Rent shall not exceed 115% of the Minimum Rent as set forth in Article 3 as adjusted periodically pursuant to
Article 4. Market Rent shall be determined by Landlord in its sole discretion; in the event Tenant disagrees with Landlord's determination, this renewal option shall e null and void.

         18.4     CONDITIONS TO RENEWAL.

         Tenant's option to renew, as herein provided, shall be conditioned upon and subject to each of the following:

                  (a) NOTICE: Tenant shall notify Landlord in writing of its exercise of its option to renew at least nine (9) months prior to the expiration of the then current lease term;

                  (b) NON-ASSIGNMENT: Tenant's option to renew is not assignable and may be exercised only by the Tenant;

                  (c) AS IS CONDITION OF PREMISES: Landlord shall have no obligation to do any work or perform any services with respect to the Demised Premises which the Tenant shall continue to occupy in its then "AS !S" condition during the Renewal Term; and

                  (d) NO FURTHER RENEWAL RIGHTS: Upon expiration of the Renewal Term, Tenant shat' have no further right to extend the term of this Lease.


                                      33.

         18.5     RIGHT OF FIRST OFFER.

         If after the Lease Commencement Date any portion on the east side of the first floor of the Building, other than any portion thereof to be occupied by Lessor or its affiliates, shall be or become vacant and available for occupancy (such vacant portion hereinafter referred to as the "RIGHT OF FIRST OFFER SPACE"), and if this Lease is then in full force and effect, Tenant shall have a single option to lease the Right of First Offer Space from Landlord for Tenant's use as offices in connection with Tenant's business, subject to the following terms and conditions:

         (i) Within five (5) business days after Landlord notifies Tenant that the Right of First Offer Space is vacant or is to become vacant, Tenant shall notify Landlord whether or not Tenant desires to lease the Right of First Offer Space;

         (ii) After such notice from Tenant, Landlord and Tenant shall endeavor in goad faith to enter into an agreement for the leasing of the Right of First Offer Space to Tenant, specifying the rent to be paid by Tenant for such Right of First Offer Space;

         (iii) if Landlord and Tenant fail to enter into an agreement for the leasing of the Right of First Offer Space to Tenant within ten (10) days after Landlord submits to Tenant a proposed agreement for such purpose, Landlord shall thereafter be free from all restrictions or conditions imposed by this Section
18.5 with respect to the Right of First Offer Space and Landlord shall be free to tease the Right of First Offer Space to any other person, firm or corporation;

         (iv) Landlord shall not be required to lease the Right of First Offer Space to Tenant other than for a term to expire on the expiration or sooner termination of this Lease;

         (v) Tenant shall accept such Right of First Offer Space in its then condition and state of repair unless Landlord, at Landlord's option, shall otherwise agree.

         18.6     RIGHT OF FIRST REFUSAL.

         If after the Lease Commencement Date Lessor receives an offer to lease all or any portion of the second floor of the Building (such space hereinafter referred to as the "RIGHT OF FIRST REFUSAL SPACE"), and if this Lease is then in full force and effect, Lessor shall notify Tenant (the "RIGHT OF FIRST REFUSAL NOTICE") of the prospective lease and the terms and conditions thereof, including the space in question (the "SUBJECT SPACE"), the offered terms of minimum rent, tenant improvements allowance, lease commencement date and lease termination date, annual escalation, and other material terms. Within five (5) business days after Landlord gives the Right of First Refusal Notice to Tenant, Tenant shall notify Landlord whether or not Tenant desires to accept the Subject Space on the terms and conditions set forth in the Right of First Refusal Notice. If Tenant accepts the. Subject Space within such five business day period, on the terms and conditions set forth in the Right of First Refusal Notice, the parties shall execute an agreement within ten days. If Tenant does not accept such space within five (5) business days. after Landlord issues a Right of First Refusal Notice, Landlord shall thereafter be free from ail restrictions or conditions imposed by this Section 18.6 with respect to the Subject Space



                                      34.

identified in the Right of First Refusal Notice, and Landlord shall be free to lease such space to any other person, firm or corporation.

         Notwithstanding the foregoing, the rights of first refusal set forth in this Section 18.6: (i) shall be subject and subordinate to the right of first offer and right of first refusal set forth in MWAA's present lease for a portion of the second floor; and (ii) shall not be applicable to any offer to lease or occupy the Right of First Refusal Space by Landlord or Landlord's affiliates, or by MWAA.

                                   ARTICLE 19
                                  HOLDING OVER

         Tenant will have no right to remain in possession of all or any part of the Demised Premises after the expiration of the term of this Lease. 1f Tenant remains in possession of all or any part of the Demised Premises after the expiration of the term, with the express or implied consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only;
(b) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (c) such tenancy may be terminated by Landlord upon the earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Minimum Rent will be increased to an amount equal to 150% of the Minimum Rent payable during the last month of the term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease.

                                   ARTICLE 20
                                  MISCELLANEOUS

         20.1     BROKERS.

         A. Tenant represents and warrants that Tenant has dealt only with CB Commercial and Trammel Crow as broker in connection with this Lease on behalf of Tenant, and Charles E. Smith Cos. on behalf of Landlord, and that insofar as Tenant knows, no other broker participated in or negotiated this Lease or is entitled to any commission in connection therewith and Tenant agrees to defend, indemnify and hold Landlord harmless from any claims by any broker alleging to have acted on behalf of Tenant and for any claims, liability, damages and expenses (including reasonable attorneys' fees) suffered or incurred by Landlord as a result of a breach of Tenant's representations, warranties and covenants contained in this Section 20.1. The execution and delivery of this Lease by Landlord shall be conclusive evidence that Landlord has relied upon the foregoing representation and warranty in making this Lease.

         B. Landlord represents and warrants to Tenant that Landlord has dealt only with The Charles E. Smith Companies on behalf of Landlord and CB Commercial on behalf of Tenant in connection with the Lease. Landlord shall be responsible for, and covenants and agrees with Tenant, to pay any commissions to such brokers as are due pursuant to the listing agreement with The Charles E. Smith Companies,


                                      35.

and agrees to defend, indemnify and hold Tenant harmless from any claims, liability, damages and expenses (including reasonable attorneys' fees) suffered or incurred by Tenant as a result of a breach of Landlord's representations, warranties and covenants contained in this Section 20.1.

         C, Tenant has informed Landlord that it has used both CB Commercial and Trammel Crow in connection with this Lease. Trammel Crow joins in the execution of this Lease for the purpose of acknowledging that Landlord will not be required to make any payment to either Trammel Crow nor CB Commercial until CB Commercial and Trammel Crow deliver a joint letter of understating to Landlord regarding the sharing of placement agent fees between such brokers, and that in no event will Landlord pay more than one fee (or split fee aggregating to nor more than if Landlord had paid one fee) for placement agent. Trammel Crow further agrees that in the event CB Commercial does not deliver such a letter to Landlord within sixty (60) days from the date hereof, Landlord shall pay any applicable placement agent fee to CB Commercial and Trammel Crow shall thereafter look solely to CB Commercial for any fee in connection with this Lease.

         20.2     NOTICES.

         All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person or sent by certified or registered mail, return receipt requested, first class, postage prepaid, as follows:

                  (a)      If to Landlord:

                           RHI Holdings, Inc.

                           Washington Dulles International Airport
                           300 West Service Road,

                           P.O. Box 10803,
                           Chantilly, VA 22021

or to such other address as Landlord may designate from time to time by notice to Tenant given pursuant to the provisions of this Section.

                  (b)      If to Tenant:

         PRIOR TO THE LEASE COMMENCEMENT DATE: Export Software International, Reston International Center, 1 1800 Sunrise Valley Drive, Suite 820, Reston, Virginia 22091, Attention: Mr. P.R. Rishi. With a copy to: Edwin M. Martin, Jr., Esquire, Piper & Marbury, L.L.P., 1200 Nineteenth Street, N.W., Washington, D.C. 20036.

         AFTER THE LEASE COMMENCEMENT DATE: At the Demised Premises, or to such other address as Tenant may designate from time to time by notice to Landlord given pursuant to the provisions of this Section. (With a courtesy copy to:
Edwin M. Martin, Jr., Esquire, Piper & Marbury, L.L.P., 1200 Nineteenth Street, N.W., Washington, D.C. 20036; provided that failure to deliver such courtesy copy shall not invalidate the notice issued to Tenant.)


                                      36.

         20.3     COVENANTS OF LANDLORD.

         Landlord covenants that it has the right to make this Lease, and that if Tenant shall pay the rental and perform all of Tenant's obligations under this Lease, Tenant shall, during the term hereof, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord.

         Landlord represents and warrants to Tenant as follows: (a) Landlord owns the Project, subject to the operation and effect of a ground lease (the "Ground Lease") with the Metropolitan Washington Airports Authority (the "Ground Lessor"); (b) Landlord has the full power and authority to enter into this Lease and to perform all of its obligations hereunder without the need to obtain any consent or approvals of any other party or parties other than the Ground Lessor;
(c) upon due execution and delivery of this Lease by Landlord, this Lease shall constitute the legal, valid and binding obligation of Landlord, fully enforceable against Landlord in accordance with its terms; (d) the execution and delivery of this Lease by Landlord and the performance by Landlord in accordance with its terms will not conflict with, cause a default under, or otherwise violate, the terms of the Ground Lease or any bond, note, security instrument, indenture, contract or agreement.

         20.4     SUCCESSORS AND ASSIGNS.

         The terms, covenants and conditions hereof shall be binding upon and inure to the successors in interest and assigns of the parties hereto. Landlord may freely and fully assign its interest hereunder. The term "LANDLORD" as used throughout this Lease shall mean solely the owner of Landlord's interest in the Building, whomever that may be at the relevant time, so that in the event of any sale or transfer of Landlord's interest in the Building any prior Landlord shall be freed and relieved of all covenants and obligations of Landlord hereunder, except those that relate to any duties or obligations accruing prior to the effective date of such transfer.

         20.5     TIME OF THE ESSENCE.

         Time is of the essence with respect to Tenant's monetary obligations in this Lease.

         20.6     NO RECORDATION.

         Tenant's recordation of this Lease or any memorandum or short form Lease will be void and a default hereunder.

         20.7     CAPTIONS.

         The captions of the various articles and sections of this Lease are for convenience only and do not define, limit, describe, or construe the contents of such articles or sections.

         20.8     LANDLORD APPROVALS.

         Whenever in this Lease action or approval on the part of the Landlord is required or optional, it is understood that such action or approval may require that such action be taken or approval given on terms acceptable to Landlord's mortgagee and ground lessor.


                                      37.

         20.9     LANDLORD'S FEES.

         Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord's reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees (such costs not to exceed $1,000 in the aggregate, such amount to be increased annually during the term hereof by 5%), within 10 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

         20.10    ENTIRE AGREEMENT.

         This Lease, together with the Exhibits and any Addenda attached hereto, contain and embody the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, between the parties not contained in this Lease and Exhibits and Addenda, shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

         20.11    APPLICABLE LAWS.

         It is the agreement of the parties that this Lease is to be construed in accordance with the laws of the Commonwealth of Virginia.

         20.12    NO OPTION.

         The submission of this Lease for examination by Tenant does not constitute a reservation of or option for the Demised Premises, and this Lease shall become effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

         20.13    PARTIAL INVALIDITY.

         If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be held void, unenforceable or invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be effected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.


                                      38.

         20.14    PRONOUNS.

         Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places in which the context may require such substitution or substitutions.

                                   ARTICLE 21
                            ENVIRONMENTAL COMPLIANCE

         Tenant shall not store, treat, dispose, handle or otherwise use any hazardous or toxic substances, wastes, or materials, or other pollutants or contaminants upon the Demised Premises without the prior written consent of Landlord; provided, however that Tenant shall be allowed to store and use such amounts of cleaning fluids and lubricants as are reasonably necessary to conduct its business activities upon the Demised Premises subject to the condition that all such cleaning fluids and lubricants, shall be stored, used, disposed of and/or removed from the Demised Premises in compliance with manufacturer's directions and all applicable governmental laws and regulations. Tenant shall at all times remain fully responsible and liable for compliance with all federal, state and local statues, ordinances, regulations and other requirements relating to human health or the environment which are applicable to Tenant's use of the Demised Premises, including, but not limited to, those respecting the storage, treatment, disposal, handling, and release of hazardous or toxic substances, wastes, or materials, or other pollutants or contaminants. Tenant agrees to indemnify and to hold Landlord harmless from any and all claims, causes of action, damages, penalties, and costs (including attorneys' fees, consultant fees, and related expenses) which may be asserted against or incurred by Landlord resulting from or related to: (i) Tenant's breach, violation or default of the terms, conditions and covenants of this ARTICLE 21; (ii) the spill, disposal or other release or threatened release of any hazardous or toxic substance, waste or material, or any other pollutant or contaminant, on the Demised Premises or the Project caused by Tenant, its employees; agents or contractors; or (iii) any violation or alleged violation of any environmental statute, ordinance, regulation or other requirement caused by Tenant, its employees, agents or contractors. Tenant's obligation to indemnify and hold Landlord harmless pursuant to this Article 21 shall survive the expiration or termination of this Lease.

                                   ARTICLE 22
                             INDEX OF DEFINED TERMS

         The following terms have the meaning ascribed to them in the Sections noted below:

         The following terms have the meaning ascribed to them in the Sections noted below:

         TERM                                             SECTION WHERE DEFINED
Additional Rent..................................................Section 3.2
Adjustment Dates.................................................Section 4.1
Allotted Parking................................................Section 17.1

                                      39.

Allowance........................................................Section 8.4
Annual Expense Statement.........................................Section 5.5
Applicable Laws..................................................Section 1.2
Building.........................................................Section 1.1
Casualty Notice.................................................Section 13.1
Common Areas.....................................................Section 1.3
Default Rate...................................................Section 14.14
Demised Premises................................................Section 1 .1
Designated Parking Areas........................................Section 17.1
Determination Date..............................................Section 18.3
Estimated Taxes and Expenses.....................................Section 5.4
Event of Default................................................Section 14.1
Expense Base.....................................................Section 5.1
First Additional Space...........................................Section 1.1
Initial Improvements.............................................Section 8.1
Initial Space....................................................Section 1.1
Landlord..............................................Preamble; Section 20.4
Lease...............................................................Preamble
Lease Commencement Date............................................Article 2
Minimum Rent.....................................................Section 3.1
Non-Subrogated Loss.............................................Section 11.7
Operating Expenses...............................................Section 5.2
Over-Use........................................................Section 17.1
Parking License.................................................Section 17.1
Project..........................................................Section 1.1
Real Estate Taxes................................................Section 5.3
Real Property....................................................Section 1.1
Rent.............................................................Section 3.4
Right of First Offer Space......................................Section 18.5
Right of First Refusal Notice...................................Section 18.6
Right of First Refusal Space....................................Section 18.6
Second Additional Space..........................................Section 1.1
Security Deposit.................................................Section 6.1
Subject Space...................................................Section 18.6
Tax Base.........................................................Section 5.1
Tenant..............................................................Preamble
Tenant Indemnity Obligations....................................Section 16.4
Tenant Remove Items.............................................Section 10.3
Tenant's Share...................................................Section 5.1
Termination Date...................................................Article 2

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                        [NEXT PAGE IS THE SIGNATURE PAGE]


                                      40.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the day and year first hereinbefore written.

                                    LANDLORD:
                               RHI HOLDINGS, INC.

Attest:                              By:________________________________
________________________________
                                     Title:_____________________________

                                     TENANT:____________________________

                                     EXPORT SOFTWARE INTERNATIONAL, INC.

Attest:                              By:________________________________
________________________________
                                     Title:_____________________________


         Trammel Crow joins in the execution of this Lease solely for the purposes set forth in Section 20.1(C):

Trammel Crow Real Estate Services.  Inc.

By:_____________________________

                                      41.

                                                                    Exhibit 10.2




                                     LEASE

                                    between

                              RHI HOLDINGS, INC.,
                             A Delaware Corporation
                                  as Landlord

                                    - and -
                              Vastera Corporation
                                   as Tenant

                               TABLE OF CONTENTS


                                                                               PAGE

ARTICLE 1:  DEMISED PREMISES ................................................... 1
     1.1    Agreement to Lease ................................................. 1
     1.2    Use of Demised Premises ............................................ 1
     1.3    Use of Common Areas ................................................ 2
     1.4    Uses Reserved Exclusively to Landlord .............................. 2

ARTICLE 2:  TERM OF LEASE ...................................................... 3
     2.1    Term ............................................................... 3
     2.2    Earl Termination Option ............................................ 3

ARTICLE 3: RENT ................................................................ 3
     3.1   Minimum Rent ........................................................ 3
     3.2   Additional Rent ..................................................... 3
     3.3   Pro-Ration of Minimum Rent for Less than Full Month ................. 3
     3.4   Payment of Rent ..................................................... 4

ARTICLE 4:  ANNUAL ADJUSTMENT TO MINIMUM RENT .................................. 4
     4.1    Annual Adjustment .................................................. 4

ARTICLE 5:  ADJUSTMENTS TO RENT FOR INCREASED OPERATING
            EXPENSES ........................................................... 4
     5.1    Tenant's Pro-Rata Share of Increased Operating Expenses and
            Real Estate Taxes .................................................. 4
     5.2    Definition of Operating Expenses ................................... 5
     5.3    Definition of Real Estate Taxes .................................... 7
     5.4    Estimated Payments ................................................. 8
     5.5    Annual Settlement .................................................. 9
     5.6    Final Proration .................................................... 9

ARTICLE 6:  SECURITY DEPOSIT ................................................... 9
     6.1    Amount of Deposit .................................................. 9
     6.2    Use and Return of Deposit ..........................................10
     6.3    Transfer of Deposit ................................................10
     6.4    No Liability of Mortgagee ..........................................10

ARTICLE 7:  ASSIGNMENT AND SUBLETTING ..........................................11
     7.1    General ............................................................11
     7.2    Submission of Information ..........................................11
     7.3    Payments to Landlord ...............................................12
     7.4    Change in Control as a Prohibited Transfer .........................12
     7.5    Terms of Assignments or Subleases ..................................12

ARTICLE 8:  Initial Improvements ...............................................13
     8.1    Initial Improvements ...............................................13



                                       i.


     8.2    Additional Terms ...................................................14
     8.3    Removal of Alterations on Lease Expiration .........................14
     8.4    Landlord Contribution to Initial Improvements ......................14

ARTICLE 9:  ALTERATIONS ........................................................14
     9.1    No Alterations Improvements or Fixtures without Consent ............14
     9.2    Removal ............................................................15

ARTICLE 10: TENANT'S CARE OF THE DEMISED PREMISES, BUILDING RULES
            AND REGULATIONS, AND LANDLORD ACCESS ...............................15
     10.1   Maintenance and Surrender of Demised Premises ......................15
     10.2   Tenant Equipment ...................................................15
     10.3   Removal of Fixtures and Alterations upon End of Lease ..............16
     10.4   Use of Demised Premises Affecting Insurance Rating .................16
     10.5   Compliance with Buildings Rules and Regulations ....................16
     10.6   Miscellaneous Covenants and Agreements .............................17
     10.7   Landlord Entry for Repairs and Inspection ..........................17

ARTICLE 11: TENANT'S INSURANCE .................................................18
     11.1   Coverage ...........................................................18
     11.2   Policy Requirements ................................................18
     11.3   Landlord's Right to Maintain Coverage ..............................19
     11.4   Insurance Coverage Does Not Limit Tenant's Liability ...............19
     11.5   Compliance with Insurance Requirements .............................19
     11.6   Landlord's Insurance ...............................................19
     11.7   Waiver of Subrogation ..............................................19

ARTICLE 12: UTILITIES, SERVICES AND SERVICE DISCLAIMER .........................20
     12.1   General Provisions Applicable to Landlord Services; Definition of
            Business Hours .....................................................20
     12.2   Electrical Current, Heating and Air Conditioning ...................20
     12.3   Other Landlord Services ............................................21
     12.4   Utility Charges in Excess of Basic Service; Meters .................21
     12.5   Services Disclaimer ................................................21

ARTICLE 13: CASUALTY AND CONDEMNATION ..........................................22
     13.1   Fire and Other Casualty Damage to Demised Premises .................22
     13.2   Condemnation .......................................................23

ARTICLE 14: TENANT EVENTS OF DEFAULT AND LANDLORD REMEDIES .....................23
     14.1   Events of Default Defined ..........................................23
     14.2   Events of Default Jot Affected by Security Deposit or Acceptance
            of Rent ............................................................24
     14.3   Remedies upon Event of Default .....................................24
     14.4   Liability of Tenant ................................................25
     14.5   Liquidated Damages .................................................25
     14.6   Attorneys' Fees ....................................................26
     14.7   No Jury Trial ......................................................26



                                      ii.


     14.8   Right to Enjoin, Etc. ..............................................26
     14.9   INTENTIONALLY DELETED ..............................................26
     14.10  Remedies Cumulative ................................................26
     14.11  No Waiver of Tenant Defaults .......................................27
     14.12  Right of Landlord to Cure Tenant Events of Default .................27
     14.13  Late Payments and Interest .........................................27
     14.14  Definition of Default Rate .........................................27
     14.15  Breach Bar Landlord ................................................28

ARTICLE 15: SUBORDINATION, ATTORNMENT AND RELATED PROVISIONS ...................28
     15.1   Subordination ......................................................28
     15.2   Estoppel Certificates ..............................................29
     15.3   Modification of Lease for Financing Requirements ...................30

ARTICLE 16: LIMITATION OF LANDLORD'S LIABILITY; TENANT INDEMNITY
            OBLIGATIONS ........................................................30
     16.1   No Personal Obligations; Liability Limited to Building .............30
     16.2   Force Majeure ......................................................30
     16.3   No Liability for Damage to Personal Property and Person ............31
     16.4   Tenant's Indemnity Obligations .....................................31

ARTICLE 17: PARKING ............................................................32
     17.1   Allotted Parking and Designated Parking Areas ......................32
     17.2   Revocation or Reductions of Parking License ........................32
     17.3   No Liability for Damage to Vehicles ................................32
     17.4   Parking License Not Assignable .....................................32

ARTICLE 18: RENEWAL AND EXTENSION OPTIONS ......................................33

ARTICLE 19: HOLDING OVER .......................................................33

ARTICLE 20: MISCELLANEOUS ......................................................33
     20.1   Brokers ............................................................33
     20.2   Notices ............................................................33
     20.3   Covenants of Landlord ..............................................34
     20.4   Successors and Assigns .............................................34
     20.5   Time of the Essence ................................................35
     20.6   No Recordation .....................................................35
     20.7   Captions ...........................................................35
     20.8   Landlord Approvals .................................................35
     20.9   Landlord's Fees ....................................................35
     20.10  Entire Agreement ...................................................35
     20.11  Applicable Laws ....................................................36
     20.12  No Option ..........................................................36
     20.13  Partial Invalidity .................................................36
     20.14  Pronouns ...........................................................36



                                      iii.


ARTICLE 21: ENVIRONMENTAL COMPLIANCE ...........................................36

ARTICLE 22: INDEX OF DEFINED TERMS .............................................37


                                     * * *

                                    EXHIBITS

Exhibit A   Demised Premises
Exhibit B   Rules and Regulations

TENANT DELIVERIES UPON EXECUTION:

1.       One month's advance rent (See Article 3)
2.       Security Deposit (See Article 6)
3.       Insurance Certificates (See Article 11)

TENANT DELIVERIES IN CONNECTION WITH TENANT IMPROVEMENTS:

1.       Plans, specifications and cost estimates (See Article 8)
2.       Insurance Certificates (See Article 8)


                                      iv.

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT ("LEASE") dated as of October 26.1998, by and between RHI HOLDINGS, INC., a Delaware corporation ("LANDLORD"), and Vastera Corporation. a Delaware corporation ("TENANT").

         In consideration of the mutual agreement hereinafter set forth, the parties do hereby agree as follows:

         AN INDEX OF DEFINED TERMS IS SET FORTH IN ARTICLE 22 BELOW.

                                    ARTICLE 1
                                DEMISED PREMISES

         1.1 AGREEMENT TO LEASE.

         Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord, for the term and upon the conditions hereinafter provided, the following space (the "DEMISED PREMISES")in the building located at 45025 Aviation Drive, Dulles, VA 20166 (the "BUILDING"):

             Approximately 10,558 square feet of rentable area (the
             "Demised Premises"), on the First Floor of the building (Suit
             120) located at 45025 Aviation Drive, Dunes VA 20166 (the "BUILDING"), as shown on the plan attached hereto as Exhibit A.

         The real property on which the Building is located, together with the surrounding real property and parking area, Plot C-7-4, are collectively referred to herein as the "REAL PROPERTY."

         The Building and the Real Property are sometimes collectively referred to herein as the "PROJECT."

         1.2 USE OF DEMISED PREMISES.

         Tenant will use and occupy the Demised Premises solely for general office purposes and uses incident thereto in accordance with the certificate of occupancy and applicable zoning regulations, and for no other purpose. Tenant will not use or occupy the Demised Premises for any unlawful, disorderly, or extra hazardous purpose, and will not manufacture any commodity or prepare or dispense any food or beverage therein, except for Tenant's personal use in the Demised Premises. Tenant will comply with all present and future laws, regulations and governmental requirements of any governmental or public authority having jurisdiction over the Demised Premises applicable to Tenant's business. .

         Landlord represents and warrants to Tenant that the Building presently complies with all applicable federal, state and local laws, ordinances, regulations, rules and requirements of any governmental authority having jurisdiction, including the Americans With Disabilities Act of 1990, as amended (collectedly, "APPLICABLE LAWS").

         Tenant, at Tenant's sole expense, shall make, or cause to be made, all necessary installations, repairs, replacements and alterations to the Demised Premises that are required to comply with any and all Applicable Laws if: (i) the failure to so comply relates to the initial leasehold improvements to the Demised Premises being made by Tenant (and not the condition of the Building or Demised Premises prior to any construction by Tenant) or any Alterations to the Demised Premises made by Tenant or on Tenant's behalf; or (ii) such compliance is required as a result of Tenant's specific use of the Demised Premises.

         1.3 USE OF COMMON AREAS.

         As used in this Lease, the term "COMMON AREAS" means, without limitation, the hallways, entryways, stairs, elevators, driveways, walkways, terraces, docks, loading areas, restrooms, trash facilities, and all other areas and facilities in the Project that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Building and their respective employees, invitees, licensees, or other visitors. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license for the term to use the Common Areas in common with others entitled to use the Common Areas, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, and without any liability to Tenant in any respect, provided Landlord will take no action permitted under this SECTION 1.3 in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Demised Premises, Landlord will have the right to:

             (a) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;

             (b) Temporarily close any of the Common Areas for maintenance, alteration, or improvement purposes; and

             (c) Change the size, use, shape, or nature of any Common Areas, including erecting additional buildings on the Common Areas, expanding the existing Building or other buildings to cover a portion of the Common Areas, converting Common Areas to a portion of the Building or other buildings, or converting any portion of the building (excluding the Demised Premises) or other buildings to Common Areas. Upon erection of any additional buildings or change in Common Areas, the portion of the Project upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas.

         1.4 USES RESERVED EXCLUSIVELY TO LANDLORD.

         As between Landlord and Tenant, Landlord retains unto itself the sole and exclusive use of the roof, the exterior walls and the Common Areas of the Building.

                                    ARTICLE 2

                                  TERM OF LEASE

         2.1 TERM.

         The term of the Lease shall be 41 months, commencing on January 1, 1999 (the "LEASE COMMENCEMENT DATE") and ending on May 31, 2002 the "EXPIRATION DATE").

         2.2 EARL TERMINATION OPTION. NONE.

                                    ARTICLE 3
                                      RENT

         3.1 MINIMUM RENT.

         Tenant covenants and agrees to pay to Landlord, "MINIMUM RENT" of $19 per sq. ft. per year ($16,716.83 per month). The Minimum Rent is subject to adjustment as provided in ARTICLE 4.

         The first month's rent ($16.716.83) is due and payable upon execution of this Lease.

         3.2 ADDITIONAL RENT.

         Tenant shall also pay, as "ADDITIONAL RENT" all such other sums of money as shall become due from and payable by Tenant to Landlord under this Lease. Unless otherwise specified herein, Additional Rent shall be paid by Tenant with the next installment of Minimum Rent falling due. Tenant's obligation to pay any Additional Rent due under the terms hereof shall survive the termination of this Lease.

         3.3 PRO-RATION OF MINIMUM RENT FOR LESS THAN FULL MONTH.

         If the Lease Commencement Date occurs on a day other than on the first day of a month, Minimum Rent from the Lease Commencement Date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30) of the Minimum Rent for each such day, payable in advance on the Lease Commencement Date.

         3.4 PAYMENT OF RENT.

         Tenant will pay all Minimum Rent and Additional Rent (collectively, "RENT") without demand, deduction, set-off or counterclaim, by check to Landlord at:

                  RHI Holdings, Inc.
                  c/o CB Commercial Real Estate Group, Inc.
                  1650 Tysons Blvd McLean, VA 22102
                  Reference:  Fairchild Building

-- or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time or times accept any Rent after it has become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute a waiver of any or all of Landlord's rights hereunder.

                                    ARTICLE 4
                        ANNUAL ADJUSTMENT TO MINIMUM RENT

         4.1 ANNUAL ADJUSTMENT.

         On the twelve month anniversary of the Lease Commencement Date and every twelve months thereafter ("ADJUSTMENT DATES"), Minimum Rent (then in effect) shall be increased by 3%.

                                    ARTICLE 5
              ADJUSTMENTS TO RENT FOR INCREASED OPERATING EXPENSES

          5.1 TENANT'S PRO-RATA SHARE OF INCREASED OPERATING EXPENSES AND REAL ESTATE TAXES.

         Commencing with the fiscal year beginning July 1, 1999 and continuing for each fiscal year thereafter throughout the term, including the fiscal year in which this Lease terminates, Tenant shall pay to Landlord as Additional Rent, Tenant's pro rata share of the excess, if any, of the Operating Expense (hereinafter defined) for the Building for such fiscal year over the Expense Base (hereinafter defined) and (ii) Tenant's pro rata share of the excess, if any, of the Real Estate Taxes (hereinafter defined) for such fiscal year over the Tax Base (hereinafter defined). The "EXPENSE BASE" and the "TAX BASE" shall be Landlord's Operating Expenses and Real Estate Taxes (respectively) for the fiscal year ending June 30, 1998.

         Landlord and Tenant hereby agree that Tenant's pro rata share ("Tenant's Share") shall be as follows:

          Total Footage in Building:              118,349
          Demised Premises:                        10.558
          Tenant's Share                            8.92%

         5.2 DEFINITION OF OPERATING EXPENSES.

         The term "OPERATING EXPENSES" shall mean all of the costs and expenses incurred in operating and maintaining the Project, as determined by Landlord, including by way of illustration, but not limitation: (i) water and sewer charges, (ii) insurance premiums, (iii) utilities, (iv) fees and commissions paid to property management company, not to exceed however the greater of 3% of rents or $50,000, (v) maintenance and repair expenses, including salaries, wages and other personnel costs of janitors, engineers, superintendents, watchmen and other Building employees (including the salary of on-site building manager),
(vi) supplies, (vii) costs and upkeep of all parking and Common Areas, (viii) the costs of any additional services not provided to the Project at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Project; and
(ix) such other expenses with respect to the operation, maintenance and management of the Project which shall be incurred or paid by or on behalf of Landlord and which shall be properly chargeable as an ordinary expense to the operation, maintenance and management of the Project in accordance with generally accepted accounting principles as applied to the operation, maintenance or management of a first class office project.

         Operating Expenses shall not include:

                  (a) any leasing and brokerage commissions, finder's fees or similar compensation, whether paid to Landlord's managing agent or otherwise;

                  (b) any capital expenditures (which is defined to mean (i) repairs to the following structural elements of the Building: the roof, load bearing walls, foundation and load bearing floors; (ii) replacement (but not repairs) of entire (or substantially all) the mechanical or electrical systems benefiting the Building; and (iii) replacement (but not repairs) of parking lot and paved areas;

                  (c) any amounts received by Landlord through proceeds of insurance, to the extent the proceeds are compensation for expenses which were previously included in the definition of operating costs hereunder.

                  (d) the cost of any repairs, restorations, replacements or other work incurred by reason of fire or other insurable casualty (in excess of the amount of any commercially reasonable deductible under any applicable insurance policies), or caused by the exercise of the right of eminent domain;

                  (e) any advertising and promotional expenditures;

                  (f) any legal, appraisal or accounting fees incurred in connection with any disputes involving any tenants of the Building, arid all other legal, appraisal, accounting and other professional fees, other than legal and auditing fees reasonably incurred in connection with the maintenance and operation of the Building (exclusive of the leasing, financing or sale of the Building) or incurred in connection with the preparation of statements required pursuant to additional rent or lease escalation provisions;

                  (g) the incremental cost of furnishing services such as overtime HVAC to any tenant at such tenant's expense; costs incurred in performing work or furnishing services for individual tenants (including the Tenant) at such tenant's expense; and costs of performing work or furnishing services for tenants other than this Tenant at Landlord's expense to the extent that such work or service is in excess of any work or service Landlord is obligated to furnish to the Tenant at Landlord's expense;

                  (h) any item treated as "Real Property Taxes" hereunder;

                  (i) any principal, interest or other payments on any mortgage, deed of trust, master lease, ground lease or other underlying lease; provided, however, that the maintenance fee

(presently, approximately $4,800 a month) that is charged by the ground lessor for patrolling services, police and fire services, road maintenance service, etc. provided by MWAA and/or the FAA to the airport complex is included in the definition of Operating Expenses;

                  (j) any depreciation or amortization of the Building or any systems, fixtures, equipment or other personalty contained therein;

                  (k) any costs allocable to the repair, restoration, replacement or correction of any inherent structural defects in the Building;

                  (l) of redecorating or renovating space for new tenants or for existing tenants renewing their leases;

                  (m) any amount incurred by Landlord by reason of Landlord's gross negligence or intentional misconduct;

                  (n) repairs or replacements required to cure violations of, or cause compliance with, all Applicable Laws in effect as of the Lease Commencement Date;

                  (o) any amount payable by Landlord which constitutes a fine, interest or penalty;

                  (p) any cost representing an amount paid for services or materials to a related person, firm or entity to the extent such amount exceeds the amount that would be paid for such services or materials at the then-existing market rates of the same quality and/or timeliness to an unrelated person, firm or corporation;

                  (q) the costs of installing, operating and maintaining any specialty improvement within the Building, including, but not limited to, any cafeteria, hotel or dining facility; or any athletic, lunch or recreational facility or club;

                  (r) the cost of furnishing electricity to demised areas of the Building at a tenant's expense;

                  (s) any interest, fines, penalties or other charges incurred as a result of any late payments by Landlord of any Operating Expenses or Real Estate Taxes;

                  (t) any general home office overhead expense of Landlord or Landlord's affiliates;

                  (u) the costs of acquiring any works of fine art (as distinguished from decorative items) displayed in the public areas of the Building;

                  (v) any damages awarded to any tenant of the Building against Landlord;

                  (w)      salaries and benefits for off-site personnel;

                  (x) If future laws require any changes to be made to the Building (additions, improvements, alterations, etc.), to comply with then applicable laws, these will not be passed through as Operating Expenses if they are in the nature of a capita! expenditure (for example, adding a new system); but will be passed through as Operating Expenses if they are in the nature of an operating expense (for example, adding security guards).

         Operating Expenses shall include the yearly amortization of capital costs incurred by Landlord (i) for improvements or structural repairs to the Project required to comply with any changes in the laws, rules or regulations of any governmental authority having jurisdiction, or (ii) for purposes of improving the operating efficiency of the Building or reducing Landlord's Operating Expenses, which costs shall be amortized over the useful life of such improvements or repairs as reasonably estimated by Landlord.

         5.3 DEFINITION OF REAL ESTATE TAXES.

         The term "REAL ESTATE TAXES" shall include all taxes and assessments, general and special, or ordinary or extraordinary, assessed, levied or imposed upon the Project.

         "Real Estate Taxes" shall not include: (a) any gross receipts, capital, franchise, sales or income tax levied upon Landlord or any of Landlord's earnings or measured by the income of Landlord from the ownership, management, leasing or operation of the Building; (b) any item treated as an "Operating Expense" hereunder; (c) any fines or penalties incurred due to violation by Landlord or any tenant or other occupant of the Building of any applicable governmental rule or authority; (d) any interest, fines, penalties or other charges incurred as a result of any late payments by Landlord of any operating cost or property taxes; and (e) any assessments or other amounts payable in installments, to the extent that any such installments would cover any period of time subsequent to the term of this Lease.

         If any taxes are separately assessed against Landlord or the Project due to improvements, alterations, additions and substitutions undertaken by or at the specific request of Tenant, Tenant shall be solely responsible for the payment of such tax.

         The net amount of any refund or credit in Real Estate Taxes obtained by Landlord or any party on Landlord's behalf as a result of any appeal or contest brought by Landlord or on Landlord's behalf (less any expenses incurred by Landlord in connection with obtaining such refund or credit and not previously recovered by Landlord as an Operating Expense) shall be passed through one hundred percent (100%) to Tenant and all other tenants, pro-rata in accordance with their respective proportionate shares of property taxes.

         5.4 ESTIMATED PAYMENTS.

         During each calendar year or partial calendar year in the term, in addition to monthly Rent, Tenant will pay to Landlord on the first day of each month an amount equal to 1/12 of the product of Tenant's Share multiplied by the "ESTIMATED TAXES AND EXPENSES" (defined below) for such calendar year.

         "Estimated Taxes and Expenses" for any calendar year means Landlord's reasonable estimate of Operating Expenses and Real Estate Taxes for such calendar year, less the product of the Expense Base and the Tax Base multiplied by the rentable area of the Building.

         During any partial calendar year during the term, Estimated Taxes and Expenses will be estimated on a full-year basis. After the close of each calendar year, Landlord will give Tenant written notice of Estimated Taxes and Expenses for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year (or each month of the term, if a partial calendar year), Tenant will pay to Landlord 1/12 of the product of Tenant's Share multiplied by the Estimated Taxes and Expenses for such calendar year; however, if such written notice is not given on or before January 1, Tenant will continue to make monthly payments on the basis of the prior year's Estimated Taxes and Expenses until the month after such written notice is given, at which time Tenant will commence making monthly payments based upon the revised Estimated Taxes and Expenses. In the month Tenant first makes a payment based upon the revised Estimated Taxes and Expenses, Tenant will pay to Landlord for each month which has elapsed since January 1 the difference between the amount payable based upon the revised Estimated Taxes and Expenses and the amount payable based upon the prior year's Estimated Taxes and Expenses. If at any time or times it reasonably appears to Landlord that the actual Operating Expenses and Real Estate Taxes for any calendar year will vary from the Estimated Taxes and Expenses for such calendar year, Landlord may, by written notice to Tenant, revise the Estimated Taxes and Expenses for such calendar year, and subsequent payments by Tenant in such calendar year will be based upon such revised Estimated Taxes and Expenses.

         5.5 ANNUAL SETTLEMENT.

         Within 120 days after the end of each calendar year or as soon after such 120-day period as practicable, Landlord will deliver to Tenant a statement of amounts payable by Tenant under SECTION 5.1 for such calendar year prepared and certified by Landlord (the "ANNUAL EXPENSE STATEMENT"). If the Annual Expense Statement shows an amount owing by Tenant that is less than the Estimated Taxes and Expense payments previously made by Tenant for such calendar year, the excess will be held by Landlord and credited against the next payment of Rent; however, if the term has ended and Tenant was not in default at its end, Landlord will refund the excess to Tenant within 60 days of the date of the Annual Expense Statement. If the Annual Expense Statement shows an amount owing by Tenant that is more than the Estimated Taxes and Expense payments previously made by Tenant for such calendar year, Tenant will pay the deficiency to Landlord within ten (10) days after the delivery of such statement.

         Each Annual Expense Statement provided by Landlord under this
SECTION 5.5 shall be conclusive and binding upon Tenant unless within sixty
(60) days after receipt thereof, Tenant shall notify Landlord that it disputes the correctness of the Annual Expense Statement, specifying the respects in which the Annual Expense Statement is claimed to be incorrect. Tenant, at its expense, shall then have the right to audit Landlord's books and records relating to the Annual Expense Statement. Pending determination of the dispute, Tenant shall pay within ten (10) days from notice any amounts due from Tenant in accordance with the Annual Expense Statement, but such payment shall be without prejudice to Tenant's position.

         5.6 FINAL PRORATION.

         If this Lease ends on a day other than the last day of a calendar year, the amount of increase (if any) in the Operating Expenses and Real Estate Taxes payable by Tenant applicable to the calendar year in which this Lease ends will be calculated on the basis of the number of days of the term falling within such calendar year, and Tenant's obligation to pay any increase or Landlord's obligation to refund any overage will survive the expiration or other termination of this Lease.

                                    ARTICLE 6
                                SECURITY DEPOSIT

         6.1 AMOUNT OF DEPOSIT.

         Tenant, contemporaneously with the execution of this Lease, has deposited with Landlord the sum of $16.716.83 (the "SECURITY DEPOSIT") (the equivalent of one month's rent for the Demised Premises), the receipt of which is hereby acknowledged by Landlord. The Security Deposit shall be held by Landlord, without liability for interest, as security for all of the terms, covenants, and conditions of the Lease to be kept and performed by Tenant during the term hereof.

         6.2 USE AND RETURN OF DEPOSIT.

         If at any time during the term of this Lease any Rent shall be overdue and unpaid, or any other sum payable to Landlord by Tenant hereunder shall be overdue and unpaid, Landlord may (but shall not be required to) appropriate any portion of the Security Deposit to the payment of any such overdue Rent or other sum. In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease, then Landlord at its option may appropriate and apply the entire Security Deposit, or so much thereof as may be necessary, to compensate Landlord for all loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire Security Deposit, or any portion thereof, be appropriated and applied by Landlord for payment of overdue Rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all of the Rent as it becomes due, and all other sums payable to Landlord by Tenant hereunder, the Security Deposit shall be returned in full to Tenant at the end of the term of this Lease, or upon the earlier termination of this Lease, together with interest thereon at the rate of 3.4% per annum.

         6.3 TRANSFER OF DEPOSIT.

         Landlord may deliver the Security Deposit to the transferee of Landlord's interest in the Demised Premises, in the event that such interest be transferred, and upon delivery of notice from such transferee to Tenant acknowledging receipt thereof Landlord shall be discharged from any further liability with respect to the Security Deposit.

         6.4 NO LIABILITY OF MORTGAGEE.

         Tenant shall not be entitled to look to the mortgagee, as mortgagee, mortgagee in possession, or successor in title to the Demised Premises, for accountability for any Security Deposit required by Landlord hereunder, unless said sums have actually been received by said mortgagee as security for Tenant's performance of this Lease.

                                    ARTICLE 7
                            ASSIGNMENT AND SUBLETTING

         7.1 GENERAL.

             (a) Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, transfer by operation of law or otherwise, mortgage, or encumber this Lease, nor sublease, nor permit the Demised Premises or any part of the Demised Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or unreasonably delayed beyond thirty (30) days from Tenant's request. Any assignment or sublease in violation of this ARTICLE 7 will be void. If this Lease is assigned, or if the Demised Premises or any part of the Demised Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect Rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent.

             (b) Notwithstanding the provisions of Section 7.1(a), Tenant may assign or sublet the Demised Premises, or any portion thereof, without Landlord's consent to any corporation which controls is controlled by or is under common control with Tenant or to any corporation (or other recognized legal entities such as limited liability companies, partnerships, etc.) resulting from the merger or consolidation with or into Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises; provided, that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such assignment or sublease. "Control" as used in this Section 7.1(b) shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity.

             (c) No assignment, sublease, occupancy, or collection will be deemed (1) a waiver of the provisions of this SECTION 7.1; (2) the acceptance of the assignee, subtenant, or occupant as Tenant; or (3) a release from the further performance by Tenant of its covenants and obligations contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.

         7.2 SUBMISSION OF INFORMATION.

         If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord (a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space; (d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or sublease for Landlord's approval. Tenant shall provide similar information with respect to any notification of an assignment or sublease under Section 7.1(b).

         7.3 PAYMENTS TO LANDLORD.

         If Landlord consents to a proposed assignment or sublease, then Landlord will have the right to require Tenant to pay to Landlord a sum equal to the amount by which the rent to be paid by any assignee or sublessee exceeds the rent then payable under this Lease, after deducting from the amount payable by any assignee or sublessee all reasonable costs and expenses incurred by Tenant in obtaining the assignee or sublessee, including advertising and marketing, legal fees, and costs associated with the preparation of the space for the assignee or sublessee.

         7.4 CHANGE IN CONTROL AS A PROHIBITED TRANSFER.

         The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease (other than as part of an initial public offering), or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance.

         7.5 TERMS OF ASSIGNMENTS OR SUBLEASES.

         In the event Landlord consents to any assignment or sublease under
Section 7.1(a), or in the event of a permitted assignment or sublease under
Section 7.1(b), a dully executed copy of the sublease or assignment shall be delivered to Landlord within ten (10) days after execution thereof. Any such sublease shall provide that the subtenant shall comply with all applicable terms and conditions of this Lease to be performed by the Tenant hereunder. Any such assignment of this Lease shall contain an assumption by the assignee of all of the terms and obligations of this Lease to be performed by the Tenant. Tenant covenants that, notwithstanding any such assignment or transfer, and notwithstanding the acceptance of Rent by Landlord from an assignee or transferee or any other party, the Tenant shall remain fully liable for the payment of Rent due and to become due under this Lease and for the performance of ail of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed.

                                    ARTICLE 8
                              INITIAL IMPROVEMENTS

         8.1 INITIAL IMPROVEMENTS.

         Tenant accepts the Demised Premises "As Is." Landlord grants to Tenant the right to alter and remodel the Demised Premises, at Tenant's expense, for Tenant's intended use in conjunction with the commencement of the Lease ("INITIAL IMPROVEMENTS"); provided, however, that:

         LANDLORD APPROVAL: No Initial Improvements shall be made without first submitting the plans thereof and receiving the sanction of the Landlord.

         PERMITS: No alterations shall be undertaken until Tenant shall have procured and paid for all necessary permits or authorizations from any federal, state or local governmental entity, board or agency having jurisdiction. Without limitation, Tenant shall obtain all necessary approvals from the Ground Lessor (Metropolitan Washington Airports Authority).

         PROFESSIONAL SUPERVISION: All alterations shall be conducted under the supervision of an architect or engineer selected by Tenant and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         WORK IN ACCORDANCE WITH APPROVED PLANS: All alterations shall be made in accordance with detailed plans and specifications and cost estimates prepared by such architects or engineers and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         PROMPT COMPLETION, IN COMPLIANCE WITH ALL LAWS: All alterations shall be made by Tenant promptly (unavoidable delays excepted) and in a good and workmanlike manner, in compliance with all applicable permits and authorizations and building codes, zoning laws and all other applicable laws, rules, ordinances, regulations and similar requirements of any federal, state or local governmental entity, board or agency having jurisdiction.

         CASH PAYMENT/NO LIENS: The cost of all alterations shall be paid in cash or its equivalent, so that the Demised Premises shall at all times be free of liens for labor and material supplied or claim to have been supplied to the Demised Premises.

         INDEMNIFICATION AND HOLD HARMLESS: Tenant shall indemnify Landlord and its agents and employees and save it harmless from and against any and all loss, claims, actions, damages, liabilities and expense (including reasonable attorneys fees) in connection with or arising from the alterations, or in connection with or arising from a breach of the covenants set forth in this
Article 8 regarding alterations.

         DELIVERY OF INSURANCE CERTIFICATES: Alterations shall not commence until Tenant shall have obtained comprehensive general liability and worker's compensation insurance in an amount of not less than $1,000,000 per person, $5,000,000 per occurrence, and $5,000,000 for damages or injury to property, with not more than $2,500 deductible. Prior to commencement of alterations, Tenant shall have delivered certificates of insurance to Landlord, issued by insurance companies reasonably acceptable to Landlord, naming Landlord and Landlord's Lenders as additional insured parties.

         8.2 ADDITIONAL TERMS.

         The Initial Improvements shall be subject to the additional terms and conditions of Section 9.1 hereof.

         8.3 REMOVAL OF ALTERATIONS ON LEASE EXPIRATION.

         At the time of approving the Initial Improvements, Landlord will indicate whether such Initial Improvements shall be subject to the removal conditions set forth in Section 9.2 hereof. Landlord represents that no Initial Improvements other than what it reasonably considers to be "above standard" Initial Improvements shall be subject to removal.

         8.4 LANDLORD CONTRIBUTION TO INITIAL IMPROVEMENTS
             NONE.

                                    ARTICLE 9
                                   ALTERATIONS

         9.1 NO ALTERATIONS IMPROVEMENTS OR FIXTURES WITHOUT CONSENT.

         Tenant will not make or allow to be made any alterations, additions, or improvements to the Demised Premises, or attach any fixtures or equipment to the Demised Premises, without first obtaining Landlord's written consent. All alterations, additions, and improvements consented t6 by Landlord must be performed by contractors approved by Landlord and must conform to all governmental and insurance rules and regulations established from time to time. If any mechanics' or lien is filed against the Demised Premises, the Building or the Project, for work claimed to have been done for, or materials claimed to have been furnished to Tenant, such lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge the same and collect same as Additional Rent together with interest on the amount thereof from the date of payment by Landlord until the date of repayment by Tenant at the Default Rate (as defined in SECTION 14.14); it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive, or release the default of Tenant in not discharging the same.

         Notwithstanding the immediately preceding sentence, Landlord's consent to any alterations, improvements or additions to the Demises Premises shall not be required to the extent that: (a) such alterations, improvements or additions will not involve structural changes to the Building, and do not involve any changes to the electrical, HVAC, plumbing, or other Building systems; (b) the cost of any such alterations, improvements or additions does not exceed $50,000 per year; (c) Landlord is notified in writing in advance of such work (not less than thirty days prior notice); (d) such work is performed by contractors approved by Landlord (which approval shall not be unreasonably withheld) and conforms with governmental and insurance rules and regulations; (e) no mechanics liens are permitted in connection with such work; (f) upon expiration of the Lease Term, Landlord may require Tenant to remove such alterations, improvements or additions at Tenant's sole cost and to restore the Demised Premises to the condition in which they were before such alterations, improvements or additions were made, reasonable wear and tear excepted.

         9.2 REMOVAL.

         Unless Landlord, at its sole discretion, elects otherwise (at the time of granting consent), al! alterations, additions, fixtures, and improvements that are made in or upon the Demised Premises pursuant to this Article 9 shall be removed by Tenant at its sole cost prior to the end of the term of this Lease, and Tenant will restore the Demised Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made, reasonable wear and tear excepted. Removal of the Initial Improvements shall be governed by Section 8.3.

                                   ARTICLE 10
            TENANT'S CARE OF THE DEMISED PREMISES, BUILDING RULES AND
                        REGULATIONS, AND LANDLORD ACCESS

         10.1 MAINTENANCE AND SURRENDER OF DEMISED PREMISES.

         Tenant, at its sole cost and expense, shall keep the Demised Premises (including all improvements, fixtures and all other property contained in the Demised Premises) in a neat, safe, and clean condition, and in good order and repair, and will surrender the Demised Premises at the end of the term in as good order and condition as they were at the commencement of the term, except for reasonable wear and tear. Tenant shall not commit or suffer to be committed any waste upon the Demised Premises or any nuisance or other act or thing which may disturb the quiet enjoyment or interfere with, inhibit or preclude any permitted use of any other tenant in the Building or any person outside the Building.

         10.2 TENANT EQUIPMENT.

         Maintenance and repair of equipment serving only the Demised Premises, such as kitchen fixtures, separate air conditioning equipment, or any other type of special equipment, whether installed by Tenant or by Landlord on behalf of Tenant, shall be the sole responsibility of Tenant, and Landlord shall have no obligation in connection therewith.

         10.3 REMOVAL OF FIXTURES AND ALTERATIONS UPON END OF LEASE.

         On or prior to the end of the term, Tenant shall remove from the Demised Premises all (i) trade fixtures, (ii) furniture, (iii) equipment and machinery, and (iv) alterations, additions or improvements (if any) required to be removed by Tenant in accordance with ARTICLE 9 (collectively, "TENANT REMOVE ITEMS"). Tenant will fully repair any damage occasioned by the removal of any Tenant Remove Items. All Tenant Remove Items on the Demised Premises after two
(2) day from the end of the term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without written notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of repairing any damage to the Building or the Demised Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

         10.4 USE OF DEMISED PREMISES AFFECTING INSURANCE RATING.

         Tenant will not conduct or permit to be conducted any activity or place any equipment in or about the Demised Premises, which will, in any way, increase the rate of insurance premiums on the Building or the Real Property. If any increase in the rate of insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment in or about the Demised Premises, such statement shall be conclusive evidence that the increase in such rate is due to Tenant's activity or equipment and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor, within ten (10) days of receipt of written notice, and said sum shall be deemed to be Additional Rent.

         10.5 COMPLIANCE WITH BUILDINGS RULES AND REGULATIONS.

         Tenant, its agents and employees shall abide by and observe the rules and regulations attached hereto and made a part hereof as EXHIBIT B and such other rules and regulations as may be promulgated from time to time by Landlord for the operation and maintenance of the Building, the Real Property and the Project, provided that the same are not inconsistent with the provisions of this Lease and Tenant is given not less than thirty (30) days notice thereof. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, or invitees. Notwithstanding the foregoing, Landlord covenants and agrees to enforce all rules and regulations in a uniform and nondiscriminatory manner. In the event of any conflicts between the rules and regulations and the provisions of this Lease, the provisions of this Lease shall control.

         10.6 MISCELLANEOUS COVENANTS AND AGREEMENTS.

         Tenant further agrees that:

         No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Demised Premises or Building, except on the directories and doors of offices, and then only in such size, color and style as the Landlord shall reasonably approve.

         Landlord shall have the right to prescribe the weight, and method of installation and position of safes or other heavy items forming part of the Tenant Remove Items. Tenant shall not install any Tenant Remove Items that will place a load upon any floor exceeding the load per square foot area which such floor was designed to carry.

         All damage done to the Building by taking in or removing any Tenant Remove Items, or due to its being in the Demised Premises, shall be repaired at the expense of Tenant.

         No freight, furniture or other bulky matter of any description shall be received into the Building or carried in the elevators, except as approved by Landlord. All moving of Tenant

Remove Items shall be under the direct control and supervision of the Landlord, who shall, however, not be responsible for any damage to or charges for moving same, but shall fully cooperate with Tenant in scheduling same. Provided Tenant furnishes Landlord with at least two week's prior written notice of Tenant's move to the Demised Premises, Tenant shall have the exclusive right to use the freight elevator during the weekend that it moves into the Demised Premises.

         10.7 LANDLORD ENTRY FOR REPAIRS AND INSPECTION.

         Tenant shall permit Landlord, or its representative(s), to enter the Demised Premises during Tenant's normal business hours and upon not less than 24 hour notice to Tenant; or at such other times and with such shorter or no notice as may be required in the event of an emergency, to examine and inspect same, and to make such alterations and/or repairs as in the judgement of Landlord may be deemed necessary, or to exhibit the same to prospective tenants, purchasers or mortgagees. If, in an emergency, it shall become necessary to make promptly any repairs or replacements required to be made by Tenant, then Landlord may, at its option, proceed forthwith to have such repairs or replacements made and to pay the cost thereof for Tenant's account. Tenant shall reimburse Landlord for the cost of such repairs or replacements on demand.

         There shall be no abatement of Rent and no liability by reason of any injury to or interference with Tenant's business arising from the making of any examinations, exhibitions, inspections, repairs, alterations or improvements in or to any portion of the Demised Premises or the Project.

                                   ARTICLE 11
                               TENANT'S INSURANCE

         11.1 COVERAGE.

         During the term of this Lease, Tenant shall obtain, pay the premiums for, and maintain in foil force and effect the following types of insurance:

              (a) COMPREHENSIVE LIABILITY. A general comprehensive liability insurance policy including a contractual liability endorsement, naming Landlord and any mortgagee or ground lessor of the-Building as additional insured parties, in an amount of not less than $1,000,000 per person, $5,000,000 per occurrence, and $5,000,000 for damages or injury to property, with not more than $2,500 deductible.

              (b) ALL-RISK PROPERTY. All-risk property insurance written at replacement cost value, covering all of Tenant's personal property in the Demised Premises (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable- by Tenant under the provisions of this Lease) and all leasehold improvements installed in the Demised Premises.

              (c) WORKER'S COMPENSATION. If and to the extent required by law, worker's compensation or similar insurance in form and amounts required by law including Employer's Liability insurance in the amount of $100,000 for any one occurrence.

         11.2 POLICY REQUIREMENTS.

         All insurance policies required to be procured by Tenant under this
Lease: (i) shall be issued by responsible insurance companies licensed to do business in the jurisdiction in which the Building is located and shall be in such form and content as approved by Landlord; (ii) shall be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; (iii) shall provide that the policy shall not be canceled unless Landlord shall have received thirty (30) day's prior written notice of cancellation or in the case of non-payment of premium only, ten (10) day's prior written notice; and (iv) shall waive insurer's rights of subrogation against Landlord, its agents and employees, including any mortgagee or any other interested party designated by Landlord.

         With respect to each and every one of the insurance policies required to be procured by Tenant under this Lease, on or before the Lease Commencement Date, and at least thirty (30) days before the expiration of the expiring policies previously furnished, Tenant shall deliver to Landlord certificates for each such policy or renewal thereof, or such other evidence that may be satisfactory to Landlord and the holder of any first deed of trust on the Building.

         11.3 LANDLORD'S RIGHT TO MAINTAIN COVERAGE.

         In the event Tenant shall fail to provide such insurance, or shall fail to pay the premiums when due, Landlord shall have the right to cause such insurance to be issued and to pay the premiums therefor, or any premiums in default, and to collect same as Additional Rent together with interest on the amount of such premiums from the date of payment by Landlord until the date of repayment by Tenant at the Default Rate (as defined in SECTION 14.14).

         11.4 INSURANCE COVERAGE DOES NOT LIMIT TENANT'S LIABILITY.

         Neither the issuance of any insurance policy required under this Lease nor the minimum limits specified herein shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

         11.5 COMPLIANCE WITH INSURANCE REQUIREMENTS.

         Tenant shall comply with all requirements of Landlord's and Tenant's insurance carriers and shall not do or permit to be done any act or thing upon the Demised Premises that will invalidate or be in conflict with fire insurance policies covering the Building or any part thereof, fixtures and property in the Building or the Demised Premises or any other insurance policies or coverage referred to in this ARTICLE 11, and shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters having jurisdiction, or any other similar body in the case of such fire insurance policies, and the applicable insurance rating bureau or similar body in the case of all other such insurance policies.

         11.6 LANDLORD'S INSURANCE.

         Landlord shall insure the Building under an "all-risk" insurance policy, with replacement cost endorsement, in an amount not less than the full insurable value of the Building and shall carry comprehensive general liability, rent loss, and worker's compensation insurance in amounts and with deductibles comparable to the insurance carried by landlords of comparable quality office buildings located in the vicinity of the Building.

         11.7 WAIVER OF SUBROGATION.

         Neither Landlord nor Tenant shall be liable to the other for any loss or damage to property or injury to or death of persons occurring on the Demised Premises or the Building, or in any manner growing out of or connected with the Tenant's use and occupation of the Demised Premises or the condition thereof, whether or not caused by the negligence or other fault of Landlord or Tenant or of their respective agents, employees, subtenants, licensees, or assignees (collectively, "NON-SUBROGATED LOSS").

         This release shall apply only to the extent that such Non-Subrogated Loss is covered by insurance required to be carried by the parties under this
Article 11, regardless of whether such insurance is payable to or protects Landlord or Tenant or both. Nothing in this Section 11.7 shall be construed to import any greater liability or indemnification obligation upon either Landlord or Tenant than would have existed in the absence of this Section 1

         Landlord further agrees that it will cause its policies of insurance required to be maintained hereunder to be so written as to include a wavier of subrogation if such a wavier is obtainable without additional cost. Tenant's policies shall contain a waiver of subrogation as provided in Section 11.2.

                                   ARTICLE 12
                   UTILITIES, SERVICES AND SERVICE DISCLAIMER

         12.1 GENERAL PROVISIONS APPLICABLE TO LANDLORD SERVICES; DEFINITION OF BUSINESS HOURS.

         Landlord agrees to furnish such services as may specifically be required of landlord by this ARTICLE 12 of the Lease. Landlord shall provide such services in a manner consistent with services provided by other Class B office buildings in the Washington Dulles International Airport area.

         Services specified in this ARTICLE 12 shall be provided during Business Hours only. As used herein "Business Hours" means Monday through Friday, from 7:00 a.m. through 6:00 p.m., and Saturday, 8:00 a.m. through 1.00 p.m., exclusive of Federal holidays.

         12.2 ELECTRICAL CURRENT, HEATING AND AIR CONDITIONING.

              (a) LANDLORD'S OBLIGATION. Landlord shall furnish reasonably adequate electric current sufficient for (1) standard lighting and the operation of low-wattage office machines (such as desktop micro-computers, desktop calculators, typewriters, microwaves, printers, fax machines, copiers and telephone equipment) during Business Hours;.(2) standard heat and air conditioning reasonably required for the comfortable occupation of the Demised Premises during Business Hours; and
(3) twenty-four (24) hour per day, seven days per week access and elevator service. Landlord shall not be obligated to furnish more power to the Demised Premises than allocated thereto under the Building design.

              (b) TENANT'S OBLIGATION. Tenant shall arrange to purchase and pay for all of Tenant's electric current requirements that exceed the standard basic requirements set forth in SECTION 12.2(a) above.

              (c) AFTER HOURS HEATING AND AIR CONDITIONING. Provided that Tenant gives Landlord appropriate advance notice, Landlord shall provide overtime heating or air conditioning beyond Business Hours. Tenant shall pay Landlord for such overtime use on the basis of Landlord's actual cost per hour, which is currently $40 per hour.

              (d) ELECTRICAL CAPACITY. Attached hereto as Exhibit C is an equipment inventory for Tenant, and an estimate prepared by Mona Electric of the electric consumption assuming all such inventory is used simultaneously. The parties hereby agree that consumption of electricity by Tenant in an amount set forth in such Exhibit C shall not be considered consumption that exceeds the standard basic requirements set forth in Subsection 12.2(a) above.

         12.3 OTHER LANDLORD SERVICES.

         Landlord shall furnish reasonably adequate water, lavatory supplies for restrooms in Common Areas, and normal and usual cleaning and trash removal service. Attached hereto as Exhibit D are the cleaning specifications for the Building. Landlord covenants and agrees with Tenant to cause the Demised Premises and Common Areas to be cleaned and maintained in accordance with these standards at all times during the term of the Lease.

         12.4 UTILITY CHARGES IN EXCESS OF BASIC SERVICE; METERS.

         Tenant shall pay all charges for electricity, water, and other utilities used by Tenant on the Demised Premises in excess of the basic service utilities to be provided by Landlord under this ARTICLE 12. Landlord may install a separate water or electric meters to measure the amount of water or electricity consumed upon the Demised Premises. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by Tenant. Tenant shall pay Landlord promptly upon demand therefor by Landlord for all water and electricity consumed as shown by said meters, and the amounts to be paid by Tenant for Additional Rent shall be adjusted accordingly. (i.e., operating expenses would not include utilities, other than utilities for Common Areas).

         12.5 SERVICES DISCLAIMER.

         Landlord shall not be liable for damages for failure, interruption or slow-down of: (i) heat, (ii) hot or cold water, (iii) air conditioning, (iii) sewer service, (iv) electric current, (v) gas, or (vi) any other service -- caused by reason of: (1) breakdown or interruption of plant, equipment, or apparatus, (2) shut-down of any services for necessary repairs or alterations,

(3) unavailability of fuel, water or any other substance or utility, (4) war or civil disturbance, (5) strike or lockout, (6) fire, flood or casualty, (7) governmental regulations, or (8) any other conditions beyond Landlord's control. Notwithstanding the foregoing, if any failure to supply services or utilities to the Demised Premises due to Landlord's fault or for reasons within Landlord's control shall render the Demised Premises effectively unusable by Tenant for a period of seventy-two (72) hours, then Minimum Rent shall be abated during such time in excess of seventy-two (72) hours as Landlord is unable to supply services or utilities to the Demised Premises due to Landlord's fault of for reasons within Landlord's control.

         Any security measures that Landlord may elect to undertake in and about the Project are understood to be for the protection and preservation of the Building and Real Property only and shall not be relied upon by the Tenant for the protection in either its person or property or that of its guests, invitees or employees, and no liability shall be imposed on the Landlord, its agents or employees in connection therewith.

                                   ARTICLE 13
                            CASUALTY AND CONDEMNATION

         13.1 FIRE AND OTHER CASUALTY DAMAGE TO DEMISED PREMISES.

         If the Demised Premises (other than leasehold improvements) shall be partially damaged by fire or other cause covered by extended coverage insurance, other than by the fault or neglect of Tenant, Landlord shall as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company) repair such damage at Landlord's sole expense, and the Rent shall be reduced in proportion to the floor area of the Demised Premises which is usable by Tenant until such repairs are completed; provided, however, that (i) in no event shall Landlord have any repair obligations in excess of insurance proceeds actually received by Landlord, and (ii) Tenant's rental obligation shall abate only to the extent of the proceeds actually received by Landlord under its rental reimbursement insurance policy. If the Demised Premises are substantially damaged by fire or other cause to such extent that (in Landlord's reasonable estimation) the damage cannot be fully repaired within one hundred twenty (120) days from the date of such damage, Landlord shall notify Tenant in writing ("CASUALTY NOTICE") and:
(a) Landlord shall have the option of electing not to repair the damage and terminating this Lease effective ten days after such Casualty Notice, and (b) Tenant shall have the right of terminating the Lease by notifying Landlord in writing within ten days after receipt of such Casualty Notice. No compensation or reduction of rent will be allowed or paid by Landlord by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Building.

         To the extent that Landlord receives insurance proceeds covering leasehold improvements, Landlord will repair leasehold improvements. Tenant shall have no right to terminate the Lease in the event of damage to leasehold improvements not covered by insurance proceeds received by Landlord.

         13.2 CONDEMNATION.

         If the whole or a substantial part of the Demised Premises shall be taken or condemned by any governmental authority for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date when title vests in such governmental authority, and Tenant shall have no claim against Landlord (or otherwise) for any portion of the amount that may be awarded as damages as a result of such taking or condemnation or for the value of any unexpired term of the Lease; provided, however, that Tenant may assert any claim that it may have against the condemning authority for compensation for any fixtures owned by Tenant and for any relocation expenses compensable by statute. The Rent, however, shall be abated on the date when such title vests in such governmental authority. If less than a substantial part of the Demised Premises is taken or condemned by any governmental authority for any public or quasi-public use or purpose, the Rent shall be adjusted on a square footage basis on the date when title vests in such governmental authority and the Lease shall otherwise continue in full force and effect. For purposes hereof, a substantial part of the Demised Premises shall be considered to have been taken if more than fifty percent (50%) of the Demised Premises are unusable by Tenant.

                                   ARTICLE 14
                 TENANT EVENTS OF DEFAULT AND LANDLORD REMEDIES

         14.1 EVENTS OF DEFAULT DEFINED.

         Each of the following events shall be a default ("EVENT OF DEFAULT") of Tenant under this Lease:

              (a) MINIMUM RENT EVENT OF DEFAULT: Failure of Tenant to make any payment of Minimum Rent within ten (10) days written notice that the same is due.

              (b) ADDITIONAL RENT EVENT OF DEFAULT: Failure of Tenant to make any payment of Additional Rent within ten (10) days written notice that the same is due.

              (c) COVENANT EVENTS OF DEFAULT: Failure of Tenant to perform or comply with any provisions of this Lease to be performed or complied with by Tenant, other than provisions for the payment of Minimum Rent or Additional Rent, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant, (provided that if such default is of the type that is not reasonably capable of being cured within thirty (30) days, then Tenant shall have such longer cure period in which to cure such default, provided Tenant commences such cure within thirty (30) days after written notice thereof by Landlord, and thereafter diligently prosecutes such cure to completion).

              (d) LEASE ATTACHMENT: The taking of this Lease or the Demised Premises, or any part thereof, upon execution or by other process of law directed against Tenant, or upon or subject to any attachment at the insistence of any creditor of or claimant against Tenant, which execution or attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof.

              (e) BANKRUPTCY EVENTS: Tenant or any guarantor of Tenant's obligations hereunder: (i) admits in writing its inability to pay debts generally as they become due; (ii) files a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now existing or in the future amended), or an answer or other pleading admitting the material allegations of such a petition or seeking, consenting to or acquiescing in the relief provided for under such Act; (iii) makes an assignment of all or a substantial part of its property for the benefit of its creditors; (iv) seeks or consents to or acquiesces in the appointment of a receiver or trustee for all or a substantial part of its property or of the Demised Premises; (v) is adjudicated a bankrupt or insolvent; or (vi) is the subject of the entry of a court order without its consent, which order shall not be vacated, set aside or stayed within sixty (60) days from the date of entry, appointing a receiver or trustee for all or a substantial part of its property or approving a petition filed against it for the effecting of an arrangement in bankruptcy or for a reorganization pursuant to the Bankruptcy Act or for any other judicial modification or alteration of the rights of creditors.

         14.2 EVENTS OF DEFAULT JOT AFFECTED BY SECURITY DEPOSIT OR ACCEPTANCE OF RENT.

         The provisions of this ARTICLE 14 shall apply notwithstanding the payment by Tenant of a Security Deposit. The receipt by Landlord of payments of Rent, as such, accruing subsequent to the time of an Event of Default shall not be deemed a waiver by Landlord of its rights and remedies under this Article 14.

         14.3 REMEDIES UPON EVENT OF DEFAULT.

         Upon the occurrence of an Event of Default, Landlord shall have the right, at its election, then or at any time thereafter either:

              (a) TERMINATION OF LEASE: To give Tenant written notice of Landlord's intent to terminate this Lease on the date of the notice or on any later date specified in the notice, and on such date Tenant's right to possession of the Demised Premises shall cease and this Lease shall thereupon be terminated; or

              (b) REENTRY AND POSSESSION: Without demand or notice, to reenter and take possession of all or any part of the Demised Premises, and expel Tenant and those claiming through Tenant, and remove the property of Tenant and any other person, either by summary proceedings or by action at law or in equity, without being deemed guilty of trespass and without prejudice to any remedies for nonpayment or late payment of Rent or breach of covenant. If Landlord elects to reenter under this subsection, Landlord may terminate this Lease, or, from time to time, without terminating this Lease, may relet all or any part of the Demised Premises as agent for Tenant for such term or terms and at such rental and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the Demised Premises. No such reentry or taking of possession of the Demised Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant under SECTION 14.3(a.), or unless the termination be decreed by a court of competent jurisdiction at the request of Landlord.

              (c) WAIVER OF NOTICE, REDEMPTION. REPOSSESSION AND RESTORATION OF
LEASE: Tenant, on its own behalf and on behalf of all persons claiming through Tenant, including all creditors, does hereby waive any and all rights and privileges, so far as its permitted by law, which Tenant and all such persons might otherwise have under any present or future law (i) to the service of any notice of intention to reenter which may otherwise be required to be given, (ii) to redeem the Demised Premises, (iii) to reenter or repossess the Demised Premises, or (iv) to restore the operation of this Lease, with respect to any dispossession of Tenant by judgment or warrant of any court, whether such dispossession, reentry, expiration or termination be by operation of law or pursuant to the provisions of this Lease.

         14.4 LIABILITY OF TENANT.

         If Landlord terminates this Lease pursuant to SECTION 14.3, Tenant shall remain liable (in addition to accrued liabilities) for:

(A) (i) Minimum Rent, Additional Rent and any other sums provided for in this Lease until the date this Lease would have expired had such termination not occurred; (ii) any and all expenses (including attorneys' fees, disbursements and brokerage fees) incurred by Landlord in reentering and repossessing the Demised Premises, in curing any Event of Default, in painting, altering, repairing or dividing the Demised Premises, in protecting and preserving the Demised Premises by use of watchmen and caretakers, and in reletting the Demised Premises; and (iii) any and all expenses which Landlord may incur during the occupancy of any new tenant;

     LESS:

(B) The net proceeds of any reletting prior to the date this Lease would have expired if it had not been terminated.

     Tenant agrees to pay to Landlord the difference between ITEMS (A) AND (B) above for each month during the term, at the end of each such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. Tenant's liability shall survive the institution of summary proceedings and the issuance of any writ of restitution thereunder.

     14.5 LIQUIDATED DAMAGES.

     If Landlord terminates this Lease pursuant to this ARTICLE 14, Landlord shall have the right, at any time, at its option, to, require Tenant to pay to Landlord, on demand, as liquidated and agreed final damages in lieu of Tenant's liability under SECTION 14.4 the rent and all other charges which would have been payable from the date of such demand to the date when this Lease would have expired if it had not been terminated, minus the fair rental value of the Demised Premises for the same period, discounted to present value at a discount rate equal to five percent (5%) per annum. If the Demised Premises shall have been relet for all or part of the remaining balance of the term by Landlord after an Event of Default but before determination of such liquidated damages, the amount of rent reserved upon such reletting shall be deemed the fair rental value of the Demised Premises for purposes of the foregoing determination of liquidated damages. Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of demand.

         14.6 ATTORNEYS' FEES.

         In the event Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of the possession of the Demised Premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay Landlord reasonable attorneys' fees.

         14.7 NO JURY TRIAL.

         Each of Landlord and Tenant waives all right to trial by jury in any proceeding which may be instituted by Landlord against Tenant (or vice versa) arising under or by virtue of this Lease.

         14.8 RIGHT TO ENJOIN, ETC.

         In the event of any breach or threatened breach by Tenant or any persons) claiming through Tenant of any of the provisions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or otherwise as if reentry, summary proceedings or other prescribed remedies were not provided for in this Lease.

         14.9 INTENTIONALLY DELETED.

         14.10 REMEDIES CUMULATIVE.

         All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies Landlord may have in law or equity.

         14.11 NO WAIVER OF TENANT DEFAULTS.

         In the event Landlord institutes proceedings under the terms of this Lease, and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant contained in the Lease nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach of any covenant, condition or agreement in the Lease shall operate as a waiver of such covenant, condition or agreement, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Rent stipulated in this Lease shall be deemed to be other than on account of the earliest stipulated Rent, nor shat! any endorsement or statement on any check or letter accompanying a check for payment of Rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No reentry by Landlord, an no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

         14.12 RIGHT OF LANDLORD TO CURE TENANT EVENTS OF DEFAULT.

         If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, taking into account applicable cure periods, then after ten (10) days notice from Landlord, Landlord may, but shall not be required to, make such payments or do such act, and collect the amount thereof as Additional Rent together with interest on such amount from the date of payment by Landlord until the date of repayment by Tenant at the Default Rate (as defined in SECTION 14.14); but the making of such payment or the doing of such act by Landlord shall not operate to cure such Event of Default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

         14.13 LATE PAYMENTS AND INTEREST.

         If Tenant fails to pay any installment of Rent on or before the fifth day of the calendar month when such installment is due and payable, such unpaid installment shall bear interest at the Default Rate (as defined in .SECTION 14.14), thirty (30) days from the date such installment became due and payable to the date of payment thereof by Tenant. Such interest shall constitute Additional Rent hereunder due and payable with the next monthly installment of Rent. In addition, Tenant shall pay to Landlord, as a "late charge" five percent (5%) of any payment herein required to be made by Tenant which is more than ten
(10) days late to cover the costs of collecting accounts past due.

         14.14 DEFINITION OF DEFAULT RATE.

         As used herein, "DEFAULT RATE" means the lower of: (i) the average prime lending rate as reported by the Wall Street Journal, plus 2%, or (ii) the maximum rate permitted by law.

         14.15 BREACH BAR LANDLORD.

         Landlord shall not be deemed in breach of this Lease unless Landlord fails within a reasonable time to perform an obligation required to be performed by Landlord. For purposes of this Section 14.15, a reasonable time shall in no event be less than thirty (30) days after receipt by Landlord, and by any lenders) whose name and address shall have been furnished to Tenant in writing for such purpose, of written notice specifying wherein such obligation of Landlord has not been performed; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Landlord shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

                                   ARTICLE 15

                SUBORDINATION, ATTORNMENT AND RELATED PROVISIONS

         15.1 SUBORDINATION.

              (a) SUBORDINATION GENERALLY TENANT'S CERTIFICATE: This Lease is subject and subordinate to all ground or underlying leases and to all mortgages and/or deeds of trust which may now or (subject to Section 15.1(d)) hereafter affect the Project or any part thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or trustee. In confirmation of such subordination, Tenant shall execute promptly any certificate that the Landlord or the party secured by any deed of trust, or any successor in interest may request.

              (b) PROVISIONS APPLICABLE TO MORTGAGE OR DEED OF TRUST
SUBORDINATION: Notwithstanding the foregoing, the party secured by any such deed of trust shall have the rights to recognize this Lease and, in the event of any foreclosure sale under such deed of trust, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchaser under any such foreclosure sale. Tenant covenants and agrees that it will, at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of said deed of trust to the lien of this Lease.

         The party secured by such deed of trust and any successor in interest shall not be bound by any payment in Rent in advance for more than thirty (30) days or by any amendment or modification of this Lease made subsequent to the date of recordation of such deed of trust without the consent of the party secured by such deed of trust or such successor in interest.

              (c) PROVISIONS APPLICABLE TO GROUND OR UNDERLYING LEASE
SUBORDINATION: At the option of any landlord under any ground or underlying (ease to which the Lease is now or may hereafter become subject or subordinate, Tenant agrees that neither the cancellation nor termination of such ground or underlying lease shall by operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and Tenant covenants and agrees to attorn to such landlord or to any successor to Landlord's interest in such ground or underlying lease, and in that event, this Lease shall continue as a direct lease between the Tenant herein and such landlord or its successor. Such landlord or successor under such ground or underlying lease shall not be bound by any prepayment on the part of Tenant of any Rent for more than one month in advance, so that Rent shall be payable under this Lease in accordance with its terms, from the date of the termination of the ground or underlying lease, as if such prepayment had not been made. Such landlord or successor under such ground or underlying lease shall not be bound by this Lease or any amendment or modification of this Lease unless, prior to the termination of such ground or underlying lease, a copy of this Lease or amendment or modification thereof, as the case may be, shall have been delivered to such landlord or successor.

              (d) NON-DISTURBANCE: With respect to all ground or underlying leases ("ground lessors") and to all mortgages and/or deeds of trust ("lenders") which may hereafter affect the Project, Tenant's subordination of this Lease shall be subject to written assurance (a "non-disturbance agreement") in commercially reasonable form, from the lender or ground lessor (as applicable) that Tenant's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Tenant is not in default under the Lease and attorns to the record owner of the Demised Premises.

         With respect to the ground lessor as of the date hereof (MWAA), Landlord shall obtain a non-disturbance agreement from such ground lessor on or prior to the Lease Commencement Date.

         15.2 ESTOPPEL CERTIFICATES.

         Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease has been unmodified since its execution and is in full force and effect (or if there have been modifications, that the Lease is in full force and effect, as modified, and stating the modifications), (ii) stating the dates, if any, to which the Rent and sums hereunder have been paid by Tenant, (iii) stating whether or not to the knowledge of Tenant, there are then existing any Landlord or Tenant defaults under the Lease (and, if so, specifying the same), and (iv) stating the address to which notices to Tenant should be sent. Any such statement delivered pursuant hereto shall provide that such statement may be relied upon by Landlord or any prospective purchaser or mortgagee of the Project or any part therein. Tenant's failure to execute and deliver such statement within the time specified shall be deemed the equivalent of the delivery of a statement to the effect that Landlord is in full compliance with the terms of this Lease.

         15.3 MODIFICATION OF LEASE FOR FINANCING REQUIREMENTS.

         In the event that any person or entity now or hereafter providing financing to Landlord for the Project requires, as a condition of such financing, that this Lease be modified, Landlord shall submit such required modifications to Tenant, and Tenant shall enter into and execute a written amendment hereto incorporating such required modifications within fifteen (15) days after the same has been submitted to Tenant by Landlord, PROVIDED, THAT, such modifications (a) are reasonable, (b) do not adversely affect Tenant's use of the Demised Premises as herein permitted, (c) do not materially affect any of the provisions of this Lease as determined in Tenant's reasonable discretion, and (d) do not increase the rentals and other sums required to be paid by Tenant hereunder. Any changes requested by any person or entity providing financing for the Project shall be deemed to materially affect the provisions of this Lease within the meaning of clause (c) of the immediately preceding sentence and, accordingly, Tenant shall not be obligated to consent to any changes requested or sought to be imposed pursuant to this Section 15.3 if any of such changes would: (i) result in a change of the term of this Lease or any of Tenant's options to extend or renew the term of this Lease; (ii) result in a change of the size or location of the Demised Premises; (iii) affect Tenant's entitlement to non-disturbance under this Lease as a condition of subordinating its interest hereunder to the interest of the mortgagee or other interested party; (iv) affect Tenant's option to terminate this Lease as a result of any fire or other casualty to the extent Tenant is permitted to do so under Article 13; (v) materially and adversely affect the operation or conduct of Tenant's business; or (vi) impose any additional financial responsibility or obligation on Tenant.

                                   ARTICLE 16
        LIMITATION OF LANDLORD'S LIABILITY; TENANT INDEMNITY OBLIGATIONS

         16.1 NO PERSONAL OBLIGATIONS; LIABILITY LIMITED TO BUILDING.

         The obligations of Landlord under this Lease do not constitute personal obligations of the directors, officers, or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of the Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

         16.2 FORCE MAJEURE.

         Neither Tenant nor Landlord shall be required to perform any of its obligations under this Lease (other than the payment of Rent), nor be liable for lass or damage for failure to do so, nor shall either party be released from any of its obligations under this Lease, where such failure arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of any foreign country, fire and casualty, energy shortage, or other force majeure causes beyond the reasonable control of such party, unless such loss or damage results from willful misconduct or gross negligence by such party.

         16.3 NO LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSON.

         All property of Tenant, its agents or invitees, or of any other person, in or on the Demised Premises or the Project, shall be and remain at the sole risk of Tenant or such agent, invitee or person. Landlord shall not be liable for any damage to or theft or loss of such property, whether or not caused by the act or omission of any person, or by the bursting, leaking or overflowing of water, sewer, steam or sprinkler pipes, heating or plumbing fixtures, air conditioning or heating failure, gas, noxious odors or noise, or any other act or thing. Landlord shall not under any circumstances be liable for the interruption or loss of Tenant's business that may result from any of the acts or causes described above. Landlord shall not be liable for any personal injury to Tenant, its agents or invitees, or to any other persons, arising from the use, occupancy or condition of the Demised Premises, the Building or the Real Property other than liability for personal injuries resulting directly from the gross negligence or willful misconduct of Landlord, and then only to the extent that Tenant is not compensated therefor by insurance.

         16.4 TENANT'S INDEMNITY OBLIGATIONS.

         Tenant shall indemnify Landlord and its agents and employees and save it harmless from and against any and all claims, actions, damages, liabilities and expense (including reasonable attorneys fees) in connection with loss of life, personal injury or damage to property arising from, resulting from, or related to (in whole or in part): (i) any occurrence in, upon or at the Demised Premises, or (ii) the occupancy or use by Tenant (including Tenant's agents, contractors, employees, servants, permitted subtenants, invitees or licensees) of the Demised Premises, or (iii) any negligent act or omission of Tenant, its agents, contractors, employees, servants, permitted subtenants, invitees or licensees, or (iv) any Event of Default, breach, violation or nonperformance of this Lease by Tenant (collectively, (i) through (iv), hereinafter referred to as "TENANT INDEMNITY OBLIGATIONS").

         In the event that Landlord or its agents and employees shall, without fault on its part, be made a party to any litigation commenced by or against Tenant or relating to any Tenant Indemnity Obligations, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid in connection with such litigation. Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be entered or recovered against Landlord in connection with the foregoing.

         Notwithstanding any provision to the contrary contained in this Article 16, none of the indemnification provisions of Section 16.4 shall apply in any respect to injuries, damages, liabilities, losses, costs, or expense arising in whole or in part from Landlord's gross negligence or willful misconduct.

                                   ARTICLE 17
                                     PARKING

         17.1 ALLOTTED PARKING AND DESIGNATED PARKING AREAS.

         So long as Tenant is not in default under this Lease, Landlord hereby grants to Tenant a non-exclusive license (the "PARKING LICENSE") to park 32 cars in the rear parking lot ("ALLOTTED PARKING") (3 parking spaces for every 1,000 sq. ft. of leased space) (subject to increase in the event the floor area leased by Tenant increases), for use solely by Tenant and Tenant's employees, guests and invitees in the spaces which will hereafter be designated by Landlord (the "DESIGNATED PARKING AREAS"). The use by Tenant, its employees, guests or invitees of more than the Allotted Parking after thirty (30) days notice by Landlord ("OVER-USE") shall be deemed an Event of Default under this Lease and Landlord may exercise such remedies as are provided pursuant to ARTICLE 14 of the Lease. Landlord shall not be responsible to Tenant for enforcing the Parking License or violation of the provisions of this ARTICLE 17 by co-tenants of the Building, by third parties, or guests or visitors to the Building.

         17.2 REVOCATION OR REDUCTIONS OF PARKING LICENSE.

         Landlord shall have the right to: (i) revoke the Parking License in the event of an Overuse; or (ii) in the event of any occurrence not caused by Landlord which reduces the number of parking spaces in the Designated Parking Area, reduce the Allocated Parking (with no adjustment to Rent) to the extent of Tenant's proportionate share of the number of parking spaces by which the Designated Parking Area is so reduced.

         17.3 NO LIABILITY FOR DAMAGE TO VEHICLES.

         Landlord shall not be liable for damage to any vehicle using the parking facilities pursuant to this Lease, including theft, collision, fire, or any other damage to such vehicle; Landlord shall not be responsible for articles left in such vehicles; Landlord shall not be liable for loss of use of any such vehicles which may be damaged while using the parking facilities. In addition, Landlord shall not be liable for any injury to any person using the parking facilities regardless of the cause of such injury; all persons using the parking facilities shall do so at their own risk. Tenant shall indemnify and hold Landlord and its agents harmless from all loss, damage, liability, cost or expense incurred, suffered, or claimed by any person or entity by reason of injury, loss or damage to any person, property, or business resulting from the Tenant's negligence or negligent or unlawful use of the parking facilities.

         17.4 PARKING LICENSE NOT ASSIGNABLE.

         The Parking License may not be assigned by the Tenant without the prior written consent of Landlord.

                                   ARTICLE 18
                          RENEWAL AND EXTENSION OPTIONS

         NONE

                                   ARTICLE 19
                                  HOLDING OVER

         Tenant will have no right to remain in possession of all or any part of the Demised Premises after the expiration of the term of this Lease. If Tenant remains in possession of all or any part of the Demised Premises after the expiration of the term, with the express or implied consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only;
(b) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (c) such tenancy may be terminated by Landlord upon the earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Minimum Rent will be increased to an amount equal to 150% of the Minimum Rent payable during the last month of the term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease.

                                   ARTICLE 20
                                  MISCELLANEOUS

         20.1 BROKERS.

         Tenant represent and warrants that Tenant has not dealt with any broker in connection with this Lease and that insofar as Tenant knows, no other broker participated in or negotiated this Lease or is- entitled to any commission in connection therewith and Tenant agrees to defend, indemnify and hold Landlord harmless from any claims by any broker alleging to have acted on behalf of Tenant. The execution and delivery of this Lease by Landlord shall be conclusive evidence that Landlord has relied upon the foregoing representation and warranty in making this Lease.

         Tenant has previously negotiated with AdTechs regarding Tenant's lease of the subject premises Attached hereto as Exhibit E is AdTechs' representation that no broker fees are due and payable by Landlord.

         20.2 NOTICES

         All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person or sent by certified or registered mail, return receipt requested, first class, postage prepaid, as follows:

                  (a) If to Landlord:

                      RHI Holdings, Inc.
                      45025 Aviation Drive.  Suite 400
                      Dulles, VA 20166-7516

                      or to such other address as Landlord may designate from time to time by notice to Tenant given pursuant to the provisions of this Section.

                  (b) If to Tenant:

                      At the Demised Premises, or to such other address as Tenant may designate from time to time by notice to Landlord given pursuant to the provisions of this Section.

         20.3 COVENANTS OF LANDLORD.

         Landlord covenants that it has the right to make this Lease, and that if Tenant shall pay the rental and perform all of Tenant's obligations under this Lease, Tenant shall, during the term hereof, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord.

         Landlord represents and warrants to Tenant as follows: (a) Landlord owns the Project, subject to the operation and effect of a ground lease (the "Ground Lease") with the Metropolitan Washington Airports Authority (the "Ground Lessor"); (b) Landlord has the full power and authority to. enter into this Lease and to perform all of its obligations hereunder without the need to obtain any consent or approvals of any other party or parties other than the Ground Lessor; (c) upon due execution and delivery of this Lease by Landlord, this Lease shall constitute the legal, valid and binding obligation of Landlord, fully enforceable against Landlord in accordance with its terms; (d) the execution and delivery of this Lease by Landlord and the performance by Landlord in accordance with its terms will not conflict with, cause a default under, or otherwise violate, the terms of the Ground Lease or any bond, note, security instrument, indenture, contract or agreement.

         20.4 SUCCESSORS AND ASSIGNS.

         The terms, covenants and conditions hereof shall be binding upon and inure to the successors in interest and assigns of the parties hereto. Landlord may freely and fully assign its interest hereunder. The term "Landlord" as used throughout this Lease shall mean solely the owner of Landlord's interest in the Building, whomever that may be at the relevant time, so that in the event of any sale or transfer of Landlord's interest in the Building any prior Landlord shall be freed and relieved of all covenants and obligations of Landlord hereunder, except those that relate to any duties or obligations accruing prior to the effective date of such transfer.

         20.5 TIME OF THE ESSENCE.

         Time is of the essence with respect to Tenant's monetary obligations in this Lease.

         20.6 NO RECORDATION.

         Tenant's recordation of this Lease or any memorandum or short form Lease will be void and a default hereunder.

         20.7 CAPTIONS.

         The captions of the various articles and sections of this Lease are for convenience only and do not define, limit, describe, or construe the contents of such articles or sections.

         20.8 LANDLORD APPROVALS.

         Whenever in this Lease action or approval on the part of the Landlord is required or optional, it is understood that such action or approval may require that such action be taken or approval given on terms acceptable to Landlord's mortgagee and ground lessor.

         20.9 LANDLORD'S FEES.

         Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord's reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees (such costs not to exceed. $1,000 in the aggregate, such amount to be increased annually during the term hereof by 5%), within 10 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

         20.10 ENTIRE AGREEMENT.

         This Lease, together with the Exhibits and any Addenda attached hereto, contain and embody the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, between the parties not contained in this Lease and Exhibits and Addenda, shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

         20.11 APPLICABLE LAWS.

         It is the agreement of the parties that this Lease is to be construed in accordance with the laws of the Commonwealth of Virginia.

         20.12 NO OPTION.

         The submission of this Lease for examination by Tenant does not constitute a reservation of or option for the Demised Premises, and this Lease shall become effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

         20.13 PARTIAL INVALIDITY.

         If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be held void, unenforceable or invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be effected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         20.14 PRONOUNS.

         Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places in which the context may require such substitution or substitutions:

                                   ARTICLE 21
                            ENVIRONMENTAL COMPLIANCE

         Tenant shall not store, treat, dispose, handle or otherwise use any hazardous or toxic substances, wastes, or materials, or other pollutants or contaminants upon the Demised Premises without the prior written consent of Landlord; provided, however that Tenant shall be allowed to store and use such amounts of cleaning fluids and lubricants as are reasonably necessary to conduct its business activities upon the Demised Premises subject to the condition that all such cleaning fluids and lubricants shall be stored, used, disposed of and/or removed from the Demised Premises in compliance with manufacturer's directions and all applicable governmental laws and regulations. Tenant shall at all times remain fully responsible and liable for compliance with all federal, state and local statues, ordinances, regulations and other requirements relating to human health or the environment which are applicable to Tenant's use of the Demised Premises, including, but not limited to, those respecting the storage, treatment, disposal, handling, and release of hazardous or toxic substances, wastes, or materials, or other pollutants or contaminants. Tenant agrees to indemnify and to hold Landlord harmless from any and all claims, causes of action, damages, penalties, and costs (including attorneys' fees, consultant fees, and related expenses) which may be asserted against or incurred by Landlord resulting from or related to: (i) Tenant's breach, violation or default of the terms, conditions and covenants of this ARTICLE 21; (ii) the spill, disposal or other release or threatened release of any hazardous or toxic substance, waste or material, or any other pollutant or contaminant, on the Demised Premises or the Project caused by Tenant, its employees, agents or contractors; or (iii) any violation or alleged violation of any environmental statute, ordinance, regulation or other requirement caused by Tenant, its employees, agents or contractors. Tenant's obligation to indemnify and hold Landlord harmless pursuant to this ARTICLE 21 shall survive the expiration or termination of this Lease.

                                   ARTICLE 22:
                             INDEX OF DEFINED TERMS

         The following terms have the meaning ascribed to them in the Sections noted below:

         TERM                                           SECTION WHERE DEFINED
   Additional Rent................................................Section 3.2
   Adjustment Dates...............................................Section 4.1
   Allotted Parking..............................................Section 17.1
   Annual Expense Statement.......................................Section 5.5
   Applicable Laws................................................Section 1.2
   Building.......................................................Section 1.1
   Casualty Notice...............................................Section 13.1
   Common Areas...................................................Section 1.3
   Default Rate.................................................Section 14.14
   Demised-Premises..............................................Section 1 .1
   Designated Parking Areas......................................Section 17.1
   Estimated Taxes and Expenses...................................Section 5.4
   Event of Default..............................................Section 14.1
   Expense Base...................................................Section 5.1
   Initial Improvements...........................................Section 8.1
   Landlord............................................Preamble; Section 20.4
   Lease.............................................................Preamble
   Lease Commencement Date..........................................Article 2
   Minimum Rent...................................................Section 3.1
   Non-Subrogated Loss...........................................Section 11.7
   Operating Expenses.............................................Section 5.2
   Over-Use......................................................Section 17.1
   Parking License...............................................Section 17.1
   Project........................................................Section 1.1
   Real Estate Taxes..............................................Section 5.3
   Real Property..................................................Section 1.1
   Rent...........................................................Section 3.4
   Security Deposit...............................................Section 6.1
   Tax Base.......................................................Section 5.1
   Tenant............................................................Preamble
   Tenant Indemnity Obligations..................................Section 16.4
   Tenant Remove Items...........................................Section 10.3

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                        [NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the day and year first hereinbefore written.

                                    LANDLORD:
                                    RHI HOLDINGS, INC.

Attest:                             By:
                                       ----------------------------------------

                                    Title:
----------------------------------        -------------------------------------

                                    TENANT:

                                    VASTERA CORPORATION

Attest:                             By:
                                       ----------------------------------------

                                    Title:
----------------------------------        -------------------------------------

                                    EXHIBIT A

                                Demised Premises

                                  See Attached

                                    Exhibit B
                              Rules and Regulations

                                     Page 1.

                                    EXHIBIT B

                              Rules and Regulations

            1. Tenant and its agents and employees shall not loiter in or upon or in any way obstruct the grounds, sidewalks, driveways or parking areas, or the common halls, passages, exits, entrances, corridors, stairways of elevators, in or about the Building in which the Demised Premises are located, or use for any purpose other than for ingress to and egress from the Demised Premises. These areas are not for the use of the general public, and Landlord reserves the right to control and prevent access to them by all persons whose presence in the judgement of the Landlord will be prejudicial to the safety, character, reputation and interests of the Building and its Tenants. However, nothing in these Rules and Regulations shall be construed to prevent access by persons with whom Tenant usually deals in the ordinary course of its business, unless those persons violate the Rules and Regulations of the Building or are engaged in illegal activities.

            2. Landlord reserves the right to control ingress and egress to and from the Building and/or to close and keep locked all entrances and exits doors of the Building on Saturdays, Sundays and federal holidays, on other days between the hours of 6:00 p.m. and 7:00 a.m., and during such other times as Landlord deems advisable for the adequate security of the Building. Internal access in and use of the Building and the Demised Premises at such times shall be subject to such rules and regulations for use of cardkeys issued to Tenant. Tenant and its agents and employees, and any other persons entering or leaving the Building at such times may be required to sign the Building register, and the security. officer of agent of Landlord in charge shall have the right to refuse admittance to any person not possessing satisfactory identification and authorization. Landlord assumes no responsibility with respect to and shall not be liable for any damages resulting from any security measures, cardkey use or the admission or non-admission of any person, authorized or unauthorized, into the Building.

            Landlord shall provide Tenant with three (3) building access card key passes per 1,000 square feet leased. Any additional or replacement cards shall be subject to Landlord's consent requirement, and subject to a maximum charge of $10.00 per card (such amount increased by 5% each calendar year during the term hereof).

            3. Tenant and its agents and employees shall not make, or permit to be made, any noise that is annoying, unpleasant or distasteful, whether by the use of any musical instrument, radio, television set, other audio device or otherwise, or cause or permit any unusual or objectionable odors to be product upon or emanate form the Demised Premises, or in any other way disturb or interfere with other tenants or their agents, employees or invitees.

            4. No animals, birds, bicycles or other vehicles shall be brought into or kept within the Demised Premises or any other part of the Building.

            5. No flammable, combustible, weapons, or explosive fluid chemical or substance shall be brought into or kept within the Demised Premises or any other part of the Building, and Tenant and

                                    Exhibit B
                              Rules and Regulations
                                     Page 1.

   its agents and employees shall obey and comply with all fire regulations and procedures applicable to the Demised Premises and the Building.

            6. Tenant and its agents and employees shall not permit to be done any cooking upon the Demised Premises, or any other part of the Building, without prior written consent of the Landlord, other than microwave cooking in the galley space of the Demised Premises. Tenant is entitled to maintain a "galley kitchen" in the Demised Premises, which shall include a sink, dishwasher, and one or more microwaves but which shall not include a stove. The galley kitchen may include vending machines, but only if such machines are serviced by the cafeteria operated in the basement of the building. Tenant is entitled to maintain soda vending machines (but not food vending machines) in the Demised Premises.

            7. Smoking is permitted only outside the Building. Tenant and its agents and employees shall not throw cigar or cigarette butts or other substances or litter of any kind in or about the Building except in receptacles placed for that purpose in the back entrance to the Building.

            8. Tenant shall not use the Demised Premises for manufacturing or storing goods (other than courtesy or demonstration copies of software developed and sold by Tenant), wares or merchandise within the Demised Premises, or permit any auction to be conducted within or upon the Demised Premises or the Project (consisting of the Building and all Real Property and Common Areas adjacent to the Building).

            9. Furniture, equipment, safes, freight and bulky items shall be moved into and out of the Building only with prior coordination with the Landlord.

            10. Tenants, their agents, employees and invitees shall abide by all of the vehicle registration and parking regulations described herein. Landlord may exercise its right to have vehicles towed at the owner's or operator's expense for violations of this regulation.

            Vehicle owners or users shall register any vehicle parked in the Building parking areas. Information provided must be updated in the event of any change. Unregistered vehicles are subject to being towed. Daily parking permits are available for temporary use vehicles.

            All parking in the north (front) lot is reserved for either visitors or designated employees. All other Tenant employees, agents and ,invitees are prohibited form parking in this lot, event for a short period of time.

            The majority of spaces in the north (front) lot closest to the Building are reserved for either designated employees or handicapped persons. Reserved spaces are marked and restrictions apply 24 hours a day, 7 days per week.

            Standing, stopping or parking is prohibited at the south (rear) entrance to the Building. This area is designated as a fire lane, handicapped entrance and pedestrian crosswalk; this entrance also provides the only access to the basement parking.

                                    Exhibit B
                              Rules and Regulations
                                     Page 2.

            Loading and unloading shall be done in the designated areas along the metal fence.

            Parking in the roadway or outside of marked lanes is prohibited.

            Except in the case of a safety hazard, violations of these regulations will result in a violation notice being affixed to the windshield and the incident will be recorded. A second violation will result in the vehicle being towed at the owner's or operator's expense. Vehicles creating a safety hazard will be towed immediately.

            11. Tenants, their agents, employees, and invitees shall not smoke in the common hallways, elevators, elevator lobbies, main lobby, and dining room. Smoking in tenant spaces is at the discretion of the tenants, subject to applicable law.

            12. EXERCISE FACILITIES. Tenant may use the shower rooms (male and female) in the basement of the Building. If Landlord in the future builds an exercise facility, Tenant will be authorized to use such facility on the same terms as other tenants use the same (non-discriminatory basis). Landlord has no plans to provide an exercise facility.

                                    Exhibit B
                              Rules and Regulations
                                     Page 3.

                          AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT (the "LEASE AMENDMENT") is made as a September 1, 1997 (the "EFFECTIVE DATE"), by and between RHI Holdings, Inc., a Delaware corporation ("Landlord") and Vastera, Inc. (p/k/a Export Software International, Inc.) ("Tenant").

                                    RECITALS

A. Pursuant to a Lease Agreement dated as of August 20, 1996, by and between Landlord and Tenant (the "Lease"), Landlord leased to Tenant certain premises (approximately 17,005 sq. ft.) on the second floor of the building known as The Fairchild Building (the "BUILDING"), located at Washington Dulles International Airport, Chantilly, Loudoun County, Virginia, all as more particularly described in the Lease.

B. Landlord and Tenant desire to amend the Lease, to provide for the lease of additional space (approximately 819 sq. ft.) on the first floor of the Building.

C. Capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Lease.

NOW, THEREFORE, in consideration of the premises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend and modify the Lease as follows:

1. DEMISED PREMISES: Prior to this Lease Amendment, the Demised Premises consisted of an aggregate of 17,005 sq. ft. of rentable are on the second floor of the Building, as shown on Exhibit A of the Lease (the "OLD SPACE"). From and after the Effective Date, the Demised Premises shall include an additional 819 sq. ft. of rentable area on the first floor of the Building (Suite 100), as shown on Exhibit A to this Lease Amendment (the "NEW SPACE"). Accordingly, from and after the Effective Date, the aggregate Demised Premises under the Lease shall consist of 17,824 square feet of rentable area.

2. TERM: The term for the New Space shall be coterminous with the remaining term of the Lease (including any Renewal Terms). The New Space is accepted subject to all the terms, conditions and obligations under the Lease and shall (for all purposes) be deemed Demised Premises under the Lease.

3. ACCEPTANCE OF NEW SPACE IN "AS IS" CONDITIONS: Landlord shall have no obligation to do any work or perform any service with respect to the New Space, which the Tenant hereby accepts its existing "as is" condition. Landlord grants to Tenant the right to alter and remodel the New Space, at Tenant's expense, for Tenant's intended use in conjunction with the commencement of the term for the New Space ("NEW SPACE INITIAL IMPROVEMENTS"); provided, however, that:

         LANDLORD APPROVAL: No New Space Initial Improvements shall be made without first submitting the plans thereof and receiving the sanction of the Landlord.

         PERMITS: No alterations shall be undertaken until Tenant shall have procured and paid for all necessary permits or authorizations from any federal, state or local governmental entity, board or agency having jurisdiction. Without limitation, Tenant shall obtain all necessary approvals from the Ground Lessor (Metropolitan Washington Airports Authority).

         PROFESSIONAL SUPERVISION: All alternations shall be conducted under the supervision of an architect or engineer selected by Tenant and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         WORK IN ACCORDANCE WITH APPROVED PLANS: All alterations shall be made in accordance with detailed plans and specifications and cost estimates prepared by such architects or engineers and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         PROMPT COMPLETION, IN COMPLIANCE WITH ALL LAWS: All alterations shall be made by Tenant promptly (unavoidable delays excepted) and in a good and workmanlike manner, in compliance with all applicable permits and authorizations and building codes, zoning laws and all other applicable laws, rules, ordinances, regulations and similar requirements of any federal, state or local governmental entity, board or agency having jurisdiction.

         CASH PAYMENT/NO LIENS: The cost of all alterations shall be paid in case or its equivalent, so that the Demised Premises shall at all times be free of liens for labor and material supplied or claim to have been supplied to the Demised Premises.

         INDEMNIFICATION AND HOLD HARMLESS: Tenant shall indemnify Landlord and its agents and employees and same it harmless from and against any and all loss, claims, actions, damages, liabilities and expense (including reasonable attorneys fees) in connection with or arising from the alterations, or in connection with or arising from a breach of the covenants set forth in this Section regarding alterations.

         DELIVERY OF INSURANCE CERTIFICATES: Alterations shall not commence until Tenant shall have obtained comprehensive general liability and worker's compensation insurance in an amount of not less than $1,000,000 per person, $5,000,000 per occurrence, and $5,000,000 for damages or injury to property, with not more than $2,500 deductible. Prior to commencement of alterations, Tenant shall have delivered certificates of insurance to Landlord, issued by insurance companies reasonably acceptable to Landlord, naming Landlord and Landlord's Lenders as additional insured parities.

         OTHER IMPROVEMENTS: Improvements or alterations made after the New Space Initial Improvements are completed shall be subject to all the terms and conditions of Article 9 of the Lease.

4. MINIMUM RENT: From and after the Effective Date, Minimum Rent shall be $16 per rentable square foot per year for the Old Space, and $16.50 per rentable square foot for the New Space; aggregate of $285,593.50 per year; payable in equal monthly installments of $23,799.46; payable in advance on the first day of each calendar month.


                                       2.

         Minimum Rent shall be subject to annual escalation as provided below.

5. ANNUAL ESCALATIONS TO MINIMUM RENT. On November 1 of each year during the remaining term of the Lease (including any Renewal Terms) Minimum Rent shall increase by 3%, as provided in Article 4 of the Lease.

         The first such increase shall be made on November 1, 1997.

6. ADDITIONAL RENT. Tenant shall continue to pay as additional rent its proportionate share of Operating Expenses and Real Estate Taxes, as provided in Article 5 of the Lease.

         Landlord and Tenant agree that from and after the Effective Date, Tenant's proportionate share shall be 15.06%, determined as follows:

         Total Footage in Building:                 118, 349
         Demised Premises:                            17,824
         Tenant's Share                               15.06%



7. ALLOTTED PARKING AND DESIGNATED PARKING AREAS. Section 17.1 of the Lease is hereby amended to increase the Allotted Parking (presently 51 cars) by an additional 2 spaces (3 parking spaces for every 1,000 sq. ft. of New Space), for use solely by Tenant and Tenant's employees, guests and invitees in the spaces which will hereafter be designed by Landlord.

8. TENANT'S INSURANCE. On or prior to the Effective Date, Tenant shall deliver to Landlord evidence of the insurance required under Article 11 of the Lease, showing coverage for the Demised Premises (including the New Space).

9. EFFECT OF AMENDMENT. Except as amended hereby, the Lease shall remain unmodified, and in full force and effect. In the event of any inconsistencies between this Lease Amendment and the Lease, this Lease Amendment shall govern.

10. GOVERNING LAW. The Lease Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.


                                       3.

IN WITNESS WHEREOF, the parties have caused this Lease Amendment to be executed by their duly authorized officers effective as of the date first above written.


                                  LANDLORD:

ATTEST                            RHI HOLDINGS, INC.

/s/                               By:
---------------------------------    -------------------------------------
                                  Name:
                                       --------------------------------
                                  Title:
                                        -------------------------------

                                  TENANT:

ATTEST                            VASTERA, INC.

/s/                               By: /s/ Kimberly A. Walsh
--------------------------------- ------------------------------------
                                  Name:  Name:  Kimberly A. Walsh
                                  Title: Title: Director of Human Resources



Attachments:
Exhibit A: Floor Plan of First Floor, Showing New Space


                                       4.

                       AMENDMENT NO. 3 TO LEASE AGREEMENT

THIS AMENDMENT NO. 3 TO LEASE AGREEMENT (the "LEASE AMENDMENT") is made as of August 1, 1999 (the "EFFECTIVE Date"), by and between RHI Holdings, Inc., a Delaware corporation ("LANDLORD") and Vastera, Inc. (p/k/a Export Software International, Inc.) ("TENANT").

                                    RECITALS

A. Pursuant to Lease Agreement dated as of August 20, 1996 and Amended as of September 1, 1997, by and between Landlord and Tenant (the "LEASE"), Landlord leased to Tenant certain premises (approximately 17,824 sq. ft.) on the first and second floors of the building known as The Fairchild Building (the "BUILDING"), located at Washington Dulles International Airport, Dulles, VA, all as more particularly described in the Lease.

         NOTE: IN ADDITION, PURSUANT TO A LEASE AGREEMENT DATED AS OF OCTOBER 26, 1998 (THE "SECOND LEASE"), TENANT LEASES APPROXIMATELY 10,558 SQ. FT. IN SUITE 120 OF THE BUILDING.

B. Landlord and Tenant desire to further amend the Lease, to provide for the lease of additional space (approximately 4,513 sq. ft.) on the first floor of the Building.

C. Capitalized terms used by not otherwise defined herein shall have the meaning ascribed to them in the Lease.

NOW, THEREFORE, in consideration of the promises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend and modify the Lease as follows:

1. DEMISED PREMISES: Prior to this Lease Amendment, the Demised Premises consisted of 17,005 sq. ft. on the second floor of the Building (the "FIRST SPACE") and 819 sq. ft. on the first floor of the Building (the "SECOND SPACE"). From and after the Effective Date, the Demised Premises shall include an additional 6,515 sq. ft. of rentable area on the first floor of the Building, as shown on Exhibit A of this Lease Amendment (the "THIRD SPACE"). Accordingly, from and after the Effective Date, the aggregate Demised Premises under the Lease shall consist of 24,339 square feet of rentable area.

         NOTE: TOGETHER WITH THE SPACE UNDER THE SECOND LEASE, TENANT'S TOTAL LEASED SPACE IN THE BUILDING IS APPROXIMATELY 34,897 SQ. FT.

2. TERM: The term of the Third Space shall be coterminous with the remaining term of the Lease (including Renewal Terms). The Third Space is accepted subject to all the terms, conditions and obligations under the Lease and shall (for all purposes) be deemed Demised Premises under the Lease.

3. ACCEPTANCE OF THIRD SPACE IN "AS IS" CONDITION: Landlord shall have no obligation to do any work or perform any service with respect to the Third Space, which the Tenant hereby accepts in its existing "as is" condition. Landlord grants to Tenant the right to alter and remodel the Third Space, at Tenant's expense, for Tenant's intend use in conjunction with the commencement of the term for the Third Space ("THIRD SPACE INITIAL IMPROVEMENTS"); provided, however, that:

         LANDLORD APPROVAL: No Third Space Initial Improvements shall be made without first submitting the plans thereof and receiving the sanction of the Landlord.

         PERMITS: No alterations shall be undertaken until Tenant shall have procured and paid for all necessary permits or authorizations from any federal, state or local governmental entity, board of agency having jurisdiction. Without limitation, Tenant shall obtain all necessary approvals from the Ground Lessor (Metropolitan Washington Airports Authority).

         PROFESSIONAL SUPERVISION: All alterations shall be conducted under the supervision of an architect or engineer selected by Tenant and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         WORK IN ACCORDANCE WITH APPROVED PLANS: All alterations shall be made in accordance with the detailed plans and specifications and cost estimates prepared by such architects or engineers and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         PROMPT COMPLETION, IN COMPLIANCE WITH ALL LAWS: All alterations shall be made by Tenant promptly (unavoidable delays excepted) and in a good and workmanlike manner, in accordance with all applicable permits and authorizations and building codes, zoning laws and all other applicable laws, rules, ordinances, regulations and similar requirements of any federal, state or local government entity, board or agency having jurisdiction.

         CASH PAYMENTS/ NO LIENS: The cost of all alterations shall be paid in cash or its equivalent, so that the Demised Premises shall at all times be free of liens for labor and material supplied to the Demised Premises.

         INDEMNIFICATION AND HOLD HARMLESS: Tenant shall indemnify Landlord and its agents and employees and save it harmless from and against any and all loss, claims, actions, damages, liabilities and expense (including reasonable attorneys' fees) in connection with or arising from the alterations, or in connection with or arising from a breach of the covenants set forth in this Section regarding alterations.

         DELIVER OF INSURANCE CERTIFICATES: Alterations shall not commence until Tenant shall have obtained comprehensive general liability and worker's compensation insurance in an amount of not less than $1,000,000 per person, $5,000,000 per occurrence, and $5,000,000 for damages or injury to property, with not more than $2,500 deductible. Prior to commencement of alterations, Tenant shall have delivered certificates of insurance to Landlord, issued by insurance companies reasonably acceptable to Landlord, naming Landlord and Landlord's Lenders as additional insured parties.


                                       2.

         OTHER IMPROVEMENTS: Improvements or alterations made after the Third Space Initial Improvements are completed shall be subject to all the terms and conditions of Article 9 of the Lease.

4. MINIMUM RENT: From and after the Effective Date, Minimum Rent shall be $16.97 per rentable square foot for the First Space, $17.51 per rentable square foot for the Second Space and $22 per rentable square foot for the Third Space; aggregate of $446,316.13; payable in equal monthly installments of $37,193.01; payable in advance on the first day of each calendar month.

         NOTE: CURRENT MINIMUM RENT FOR THE SPACE UNDER THE SECOND LEASE IS $19 PER RENTABLE SQUARE FOOT. TOGETHER WITH MINIMUM RENT FOR THE SPACE UNDER THE SECOND LEASE, TENANT'S AGGREGATE RENT FOR ALL SPACE IN THE BUILDING IS $646,918.13; PAYABLE IN EQUAL MONTHLY INSTALLMENTS OF $53,909.84; PAYABLE IN ADVANCE ON THE FIRST DAY OF EACH CALENDAR MONTH..

         Minimum Rent shall be subject to annual escalation as provided below.

5. ANNUAL ESCALATION TO MINIMUM RENT: On November 1 of each year during the remaining term of the Lease (including any Renewal Terms) Minimum Rent shall increase by 3% as provided in Article 4 of the Lease.

         The first such increase shall be made on November 1, 1999.

         NOTE: MINIMUM RENT UNDER THE SECOND LEASE IS ESCALATED 3% ON JANUARY 1 OF EACH YEAR. THE FIRST SUCH INCREASE SHALL BE MADE ON JANUARY 1, 2000.

6. ADDITIONAL RENT: Tenant shall continue to pay as additional rent is proportionate share of Operating Expenses and Real Estate Taxes, as provided in Article 5 of the Lease.

         Landlord and Tenant agree that from and after the Effective Date, Tenant's proportionate share shall be 20.57%, determined as follows:

                Total Footage in Building                            118,349
                Demised Premises                                      24,339
                Tenant's Share                                        20.57%



         NOTE: TOGETHER WITH THE SPACE UNDER THE SECOND LEASE, TENANT'S AGGREGATE SHARE IN 29.49%.

7. ALLOTTED PARKING AND DESIGNATED PARKING AREAS: Section 17.1 of the Lease is hereby amended to increase the Allotted Parking (presently 53 cars) by an additional 19 spaces (3 parking spaces for every 1,000 sq. ft. of Third Space), for use solely by Tenant and Tenant's employees, guests and invitees in the spaces which will hereafter be designated by Landlord.


                                       3.

         NOTE: IN ADDITION, TENANT HAS ONE SPACE IN THE FRONT OF THE BUILDING, SUBJECT TO THE ADDITIONAL RENT SET FORTH IN AMENDMENT NO. 2 TO THE LEASE; AND HAS 32 SPACES AS SET FORTH IN THE SECOND LEASE.

8. TENANT'S INSURANCE: On or prior to the Effective Date, Tenant shall deliver to Landlord evidence of the insurance required under Article 11 of the Lease, showing coverage for the Demised Premises (including the Third Space).

9. EFFECT OF AMENDMENT: Except as amended hereby, the Lease shall remain unmodified, and in full force and effect. In the event of any inconsistencies between this Lease Amendment and the Lease, this Lease Amendment shall govern.

10. GOVERNING LAW: This Lease Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

IN WITNESS WHEREOF, the parties have caused this Lease Amendment to be executed by their duly authorized offices effective as of the date first above written.

LANDLORD:                              TENANT:
RHI HOLDINGS, INC.                     VASTERA, INC.


By:                                    By:
   -------------------------------        -------------------------------------

Name:  Donald E. Miller                Name:  Philip J. Balsamo

Title: Vice President                  Title: CFO


Attachment:  Floor Plans of First Floor, Showing Third Space


                                       4.

                       AMENDMENT NO. 4 TO LEASE AGREEMENT

THIS AMENDMENT NO. 4 TO LEASE AGREEMENT (the "LEASE AMENDMENT") is made as of August 1, 1999 (the "EFFECTIVE DATE"), by and between RHI Holdings, Inc., a Delaware corporation ("LANDLORD") and Vastera, Inc. (p/k/a Export Software International, Inc.) ("TENANT").

                                    RECITALS

A. Pursuant to Lease Agreement (the "LEASE") dated as of August 20, 1996 (Amended as of September 1, 1997, May 13, 1999, and August 1, 1999), by and between Landlord and Tenant, Landlord leased to Tenant certain premises (approximately 17,824 sq. ft.) on the first and second floors of the building known as The Fairchild Building (the "BUILDING"), located at Washington Dulles International Airport, Dulles VA, all as more particularly described in the Lease.

         NOTE: IN ADDITION, PURSUANT TO A LEASE AGREEMENT DATED AS OF OCTOBER 26, 1998 (THE "SECOND LEASE"), TENANT LEASES APPROXIMATELY 10,558 SQ. FT. IN SUITE 120 OF THE BUILDING.

B. Landlord and Tenant desire to further amend the Lease, to provide for the lease of additional space, consisting of approximately 4,513 sq. ft. on the first floor of the Building.

C. Capitalized terms used by not otherwise defined herein shall have the meaning ascribed to them in the Lease.

NOW, THEREFORE, in consideration of the promises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend and modify the Lease as follows:

1. DEMISED PREMISES: Prior to this Lease Amendment, the Demised Premises consisted of 17,005 sq. ft. on the second floor of the Building (the "FIRST SPACE"), 819 sq. ft. on the first floor of the Building (the "SECOND SPACE"), and 6,515 sq. ft. of rentable area on the first floor of the Building (the "THIRD SPACE"). From and after the Effective Date, the Demised Premises shall include, approximately, an additional 4,513 sq. ft. of rentable area on the first floor of the Building, as shown on Exhibit A of this Lease Amendment (the "FOURTH SPACE"). Accordingly, from and after the Effective Date, the aggregate Demised Premises under the Lease shall consist of 28,852 square feet of rentable area.

         NOTE: TOGETHER WITH THE SPACE UNDER THE SECOND LEASE, TENANT'S TOTAL LEASED SPACE IN THE BUILDING IS APPROXIMATELY 39,410 SQ. FT.

2. TERM: The term of the Fourth Space shall be coterminous with the remaining term of the Lease (including Renewal Terms). The Fourth Space is accepted subject to all the terms, conditions and obligations under the Lease and shall (for all purposes) be deemed Demised Premises under the Lease.

3. ACCEPTANCE OF FOURTH SPACE IN "AS IS" CONDITION: Landlord shall have no obligation to do any work or perform any service with respect to the Fourth Space, which the Tenant hereby accepts in its existing "as is" condition. Landlord grants to Tenant the right to alter and remodel the Fourth Space, at Tenant's expense, for Tenant's intend use in conjunction with the commencement of the term for the Fourth Space ("FOURTH SPACE INITIAL IMPROVEMENTS"); provided, however, that:

         LANDLORD APPROVAL: No Fourth Space Initial Improvements shall be made without first submitting the plans thereof and receiving the sanction of the Landlord.

         PERMITS: No alterations shall be undertaken until Tenant shall have procured and paid for all necessary permits or authorizations from any federal, state or local governmental entity, board of agency having jurisdiction. Without limitation, Tenant shall obtain all necessary approvals from the Ground Lessor (Metropolitan Washington Airports Authority).

         PROFESSIONAL SUPERVISION: All alterations shall be conducted under the supervision of an architect or engineer selected by Tenant and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         WORK IN ACCORDANCE WITH APPROVED PLANS: All alterations shall be made in accordance with the detailed plans and specifications and cost estimates prepared by such architects or engineers and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         PROMPT COMPLETION, IN COMPLIANCE WITH ALL LAWS: All alterations shall be made by Tenant promptly (unavoidable delays excepted) and in a good and workmanlike manner, in accordance with all applicable permits and authorizations and building codes, zoning laws and all other applicable laws, rules, ordinances, regulations and similar requirements of any federal, state or local government entity, board or agency having jurisdiction.

         CASH PAYMENTS/ NO LIENS: The cost of all alterations shall be paid in cash or its equivalent, so that the Demised Premises shall at all times be free of liens for labor and material supplied to the Demised Premises.

         INDEMNIFICATION AND HOLD HARMLESS: Tenant shall indemnify Landlord and its agents and employees and save it harmless from and against any and all loss, claims, actions, damages, liabilities and expense (including reasonable attorneys' fees) in connection with or arising from the alterations, or in connection with or arising from a breach of the covenants set forth in this Section regarding alterations.

         DELIVER OF INSURANCE CERTIFICATES: Alterations shall not commence until Tenant shall have obtained comprehensive general liability and worker's compensation insurance in an amount of not less than $1,000,000 per person, $5,000,000 per occurrence, and $5,000,000 for damages or injury to property, with not more than $2,500 deductible. Prior to commencement of alterations, Tenant shall have delivered certificates of


                                       2.

         insurance to Landlord, issued by insurance companies reasonably acceptable to Landlord, naming Landlord and Landlord's Lenders as additional insured parties.

         OTHER IMPROVEMENTS: Improvements or alterations made after the Fourth Space Initial Improvements are completed shall be subject to all the terms and conditions of Article 9 of the Lease.

4.       MINIMUM RENT: From and after the Effective Date, Minimum Rent shall be:

         (i)    $17.48 per rentable square foot for the First Space;                (17.48 x 17,005)
         (ii)   $18.04 per rentable square foot for the Second Space;                  (18.04 x 819)
         (iii)  $22.66 per rentable square foot for the Third Space; and             (22.66 x 6,515)
         (iv)   $26.00 per rentable square foot for the Fourth Space.                (26.00 x 4,513)



= Aggregate of $576,990.06; payable in equal monthly installments of $48,082.51; payable in advance on the first day of each calendar month.

         NOTE: CURRENT MINIMUM RENT FOR THE SPACE UNDER THE SECOND LEASE (EFFECTIVE AS OF JANUARY 1, 2000) IS $19.57 PER RENTABLE SQUARE FOOT. TOGETHER WITH MINIMUM RENT FOR THE SPACE UNDER THE SECOND LEASE, TENANT'S AGGREGATE RENT FOR ALL SPACE IN THE BUILDING IS $783,610.12; PAYABLE IN EQUAL MONTHLY INSTALLMENTS OF $65,300.84; PAYABLE IN ADVANCE ON THE FIRST DAY OF EACH CALENDAR MONTH.

         Minimum Rent shall be subject to annual escalation as provided below.

5. ANNUAL ESCALATION TO MINIMUM RENT: On November 1 of each year during the remaining term of the Lease (including any Renewal Terms) Minimum Rent shall increase by 3% as provided in Article 4 of the Lease. The first such increase shall be made on November 1, 2000.

         NOTE: MINIMUM RENT UNDER THE SECOND LEASE IS ESCALATED 3% ON JANUARY 1 OF EACH YEAR. THE FIRST SUCH INCREASE SHALL BE MADE ON JANUARY 1, 2001.

6. ADDITIONAL RENT: Tenant shall continue to pay as additional rent is proportionate share of Operating Expenses and Real Estate Taxes, as provided in Article 5 of the Lease.

         Landlord and Tenant agree that from and after the Effective Date, Tenant's proportionate share shall be 32.64243%, determined as follows:

                Total Footage in Building                     118,349
                Demised Premises                               28,852
                Tenant's Share                              24.37874%



         NOTE: TOGETHER WITH THE SPACE UNDER THE SECOND LEASE, TENANT'S AGGREGATE SHARE IN 33.29981%.


                                       3.

7. ALLOTTED PARKING AND DESIGNATED PARKING AREAS: Section 17.1 of the Lease is hereby amended to increase the Allotted Parking (presently 72 cars) by an additional 13 spaces (3 parking spaces for every 1,000 sq. ft. of Fourth Space), for use solely by Tenant and Tenant's employees, guests and invitees in the spaces which will hereafter be designated by Landlord.

         NOTE: IN ADDITION, TENANT HAS ONE SPACE IN THE FRONT OF THE BUILDING, SUBJECT TO THE ADDITIONAL RENT SET FORTH IN AMENDMENT NO. 2 TO THE LEASE; AND HAS 32 SPACES AS SET FORTH IN THE SECOND LEASE.

8. TENANT'S INSURANCE: On or prior to the Effective Date, Tenant shall deliver to Landlord evidence of the insurance required under Article 11 of the Lease, showing coverage for the Demised Premises (including the Fourth Space).

9. EFFECT OF AMENDMENT: Except as amended hereby, the Lease shall remain unmodified, and in full force and effect. In the event of any inconsistencies between this Lease Amendment and the Lease, this Lease Amendment shall govern.

10. GOVERNING LAW: This Lease Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.


                        [NEXT PAGE IS THE SIGNATURE PAGE]


                                       4.

IN WITNESS WHEREOF, the parties have caused this Lease Amendment to be executed by their duly authorized offices effective as of the date first above written.

LANDLORD:                              TENANT:

RHI HOLDINGS, INC.                     VASTERA, INC.


By:                                    By:
   ----------------------------------     ------------------------------------
Name:                                  Name:  Philip J. Balsamo
     -------------------------------
Title:                                 Title: CFO
      ------------------------------





Attachment:  Floor Plans of First Floor, Showing Fourth Space


                                       5.

                       AMENDMENT NO. 5 TO LEASE AGREEMENT

THIS AGREEMENT NO. 5 TO LEASE AGREEMENT (the "LEASE AMENDMENT") is dated as of March 6, 2000, by and between RHI Holdings, Inc., a Delaware corporation ("LANDLORD") and Vastera, Inc. (p/k/a Export Software International, Inc.) ("TENANT").


                                    RECITALS

A. Pursuant to Lease Agreement (the "LEASE") dated as of August 20, 1996 (Amended as of September 1, 1997, May 13, 1999, August 1, 1999, and January 1, 2000), by and between Landlord and Tenant, Landlord leased to Tenant certain premises (approximately 28,852 sq. ft. ) on the first and second floors of the building know as the Fairchild Building (the "BUILDING"), located at Washington Dulles International Airport, Dulles, VA, all as more particularly described in the Lease.

         NOTE: IN ADDITION, PURSUANT TO A LEASE AGREEMENT DATED AS OF OCTOBER 26, 1998 (THE "SECOND LEASE"), TENANT LEASES APPROXIMATELY 10,558 SQ. FT. IN SUITE 120 OF THE BUILDING.

B. Landlord and Tenant desire to further amend the Lease, to provide for the lease of additional space, consisting of approximately 9,780 sq. ft. on the third floor of the Building.

C. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Lease.

NOW, THEREFORE, in consideration of the promises and the provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend and modify the Lease as follows:

1. DEMISED PREMISES: Prior to this Lease Amendment, the Demised Premises consisted of 17,005 sq. ft. on the second floor of the Building (the "FIRST SPACE"), 819 sq. ft. on the first floor of the Building (the "SECOND SPACE"), 6,515, sq. ft. of on the first floor of the Building (the "THIRD SPACE"), and 4,513 sq. ft. on the first floor of the Building (the "FOURTH SPACE").

         Landlord hereby leases to Tenant, and Tenant hereby accepts, an additional 9,780 sq. ft. of rentable area on the third floor of the Building, as shown on Exhibit A of this Lease Amendment (the "FIFTH Space"). The Fifth Space is accepted subject to all terms, conditions, and obligations under the Lease and shall (for all purposes) be deemed Demised Premises under the Lease. Accordingly, from and after the date hereof, the aggregate Demised Premises under the Lease shall consist of 38,632 square feet of rentable area.

         NOTE: TOGETHER WITH THE SPACE UNDER THE SECOND LEASE, TENANT'S TOTAL LEASED SPACE IN THE BUILDING IS APPROXIMATELY 49,109 SQ. FT.

2. TERM: The term of the Fifth Space shall commence on May 1, 2000, and shall be coterminous with the remaining term of the Lease (including Renewal Terms).

3. ACCEPTANCE OF FIFTH SPACE IN "AS IS" CONDITION: Landlord shall have no obligation to do any work or perform any service with respect to the Fifth Space, which the Tenant hereby accepts in its existing "as is" condition. Landlord grants to Tenant the right to alter and remodel the Fifth Space, at Tenant's expense, for Tenant's intend use in conjunction with the commencement of the term for the Fifth Space ("FIFTH SPACE INITIAL IMPROVEMENTS"); provided, however, that:

         LANDLORD APPROVAL: No Fifth Space Initial Improvements shall be made without first submitting the plans thereof and receiving the sanction of the Landlord.

         PERMITS: No alterations shall be undertaken until Tenant shall have procured and paid for all necessary permits or authorizations from any federal, state or local governmental entity, board or agency having jurisdiction. Without limitation, Tenant shall obtain all necessary approvals from the Ground Lesser (Metropolitan Washington Airports Authority).

         PROFESSIONAL SUPERVISION: All alterations shall be conducted under the supervision of an architect or engineer selected by Tenant and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         WORK IN ACCORDANCE WITH APPROVAL PLANS: All alterations shall be made in accordance with detailed plans and specifications and cost estimates prepared by such architects or engineers and approved in writing by Landlord (which approval shall not be unreasonably withheld).

         PROMPT COMPLETION, IN COMPLIANCE WITH ALL LAWS: All alterations shall be made by Tenant promptly (unavoidable delays excepted) and in a good and workmanlike manner, in accordance with all applicable permits and authorizations and building codes. zoning laws and all other applicable laws, rules, ordinances, regulations and similar requirements of and federal, state or local governmental entity, board of agency having jurisdiction.

         CASH PAYMENTS/NO LIENS: The cost of all alterations shall be paid in cash or its equivalent, so that the Demised Premises shall at all times be free of liens for labor and material supplied to the Demised Premises.

         INDEMNIFICATION AND HOLD HARMLESS: Tenant shall indemnify Landlord and its agents and employees and save it harmless from and against any and all loss, claims, actions, damages, liabilities and expense (including reasonable attorneys' fees) in connection with or arising from alternations, or in connection with or arising from a breach of the covenants set forth in this Section regarding alterations.

         DELIVERY OF INSURANCE CERTIFICATES: Alternations shall not commence until Tenant shall have obtained comprehensive general liability and worker's compensation insurance in an amount of not less than $1,000,000 per person, $5,000,000 per occurrence, and $5,000,000 for damages for injury to property, with not more than $2,500 deductible.


                                       2.

         Prior to commencement of alternations, Tenant shall have delivered certificates of insurance to Landlord, issued by insurance companies reasonably acceptable to Landlord, naming Landlord and Landlord's Lenders as additional insured parties.

         OTHER IMPROVEMENTS: Improvements or alterations made after the Fifth Space Initial Improvements are completed shall be subject to all the terms and conditions of Article 9 of the Lease.

         PRIVATE ELEVATOR: Tenant shall not have access to the third floor Fairchild "private" elevator. Landlord and Tenant shall come to terms on blocking off the private elevator:

         SUPPLEMENTAL AIR CONDITIONING UNIT: Subject to Landlord's consent (not to be unreasonably withheld), simultaneously with Tenant's work for the Fifth Space Tenant may include the installation of a supplemental air conditioning unit (for use in Tenant's space in the first floor of the Building), subject to the following conditions: (i) Landlord's consent is subject to obtaining an engineering report indicating that such supplemental air conditioning unit does not increase the cost of operating or maintaining the Building (ii) the installation and maintenance of the air conditioning unit shall be Tenant's responsibility; (iii) the supplemental air conditioning unit shall be separately metered, and Tenant shall be responsible for all costs associated with such unit; and (iv) Tenant shall be required to remove the supplemental air conditioning unit on or prior to the end of the Term of the Lease.

4. MINIMUM RENT: Minimum Rent for the Fifth Space shall commence on May 1, 2000, at $23 per sq. ft. Accordingly, from and after May 1, 2000, aggregate Minimum Rent for the Demised Premises shall be as follows:

        (i)    $17.48 per rentable square foot for the First Space;           (17.48 x 17,005)
        (ii)   $18.04 per rentable square foot for the Second Space;          (18.04 x      819)
        (iii)  $22.66 per rentable square foot for the Third Space; and       (22.66 x   6,515)
        (iv)   $26.00 per rentable square foot for the Fourth Space.          (26.00 x   4,513)
        (v)    $23.00 per rentable square foot for the Fifth Space.           (23.00 x   9,780)



= Aggregate of $801,930.06; payable in equal monthly installments of $66,827.51; payable in advance on the first day of each calendar month.

         NOTE: CURRENT MINIMUM RENT FOR THE SPACE UNDER THE SECOND LEASE (EFFECTIVE AS OF JANUARY 1, 2000) IS $19.57 PER RENTABLE SQUARE FOOT. TOGETHER WITH MINIMUM RENT FOR THE SPACE UNDER THE SECOND LEASE, TENANT'S AGGREGATE RENT FOR ALL SPACE IN THE BUILDING IS $1,008,550.12; PAYABLE IN EQUAL MONTHLY INSTALLMENTS OF $84,045.84; PAYABLE IN ADVANCE ON THE FIRST DAY OF EACH CALENDAR MONTH.

         Minimum Rent shall be subject to annual escalation as provided below.


                                       3.

5. ANNUAL ESCALATION TO MINIMUM RENT: On November 1 of each year during the remaining term of the Lease (including any Renewal Terms) Minimum Rent for the Demised Premises (including the Fifth Space) shall increase by 3% as provided in Article 4 of the Lease. The first such increase shall be made on November 1, 2000.

         NOTE: MINIMUM RENT UNDER THE SECOND LEASE IS ESCALATED 3% ON JANUARY 1 OF EACH YEAR. THE FIRST SUCH INCREASE SHALL BE MADE ON JANUARY 1, 2001.

6. ADDITIONAL RENT: Tenant shall continue to pay as additional rent its proportionate share of Operating Expenses and Real Estate Taxes, as provided in Article 5 of the Lease.

         Landlord and Tenant agree that from and after May 1, 2000, Tenant's proportionate share shall be 32.64243%, determined as follows:

                    Total Footage in Building             118,349
                    Demised Premises                      38,632
                    Tenant's Share                        32.64243%



         NOTE: TOGETHER WITH THE SPACE UNDER THE SECOND LEASE, TENANT'S AGGREGATE SHARE IS 41.56361%.

7. SECURITY DEPOSIT: Simultaneously herewith Tenant shall deposit with Landlord the sum of $38,000 (approximately two months rent for the Fifth Space, rounded to the nearest thousand). Such sum, together with the sums already deposited by Tenant pursuant to Section 6.1 of the Lease, are collectively referred to as the Security Deposit, to be held as security for Tenant's obligations under the Lease as provided in
         Section 6.1 of the Lease. Without limitation, the Security Deposit shall secure Tenant's obligation to remove the supplemental air conditioning Unit referenced in Section 3 above.

8. ALLOTTED PARKING AND DESIGNATED PARKING AREAS: Section 17.1 of the Lease is hereby amended to increase the Allotted Parking (presently 85 cars) by an additional 29 spaces (3 parking spaces for every 1,000 sq. ft. of Fifth Space), for use solely by Tenant and Tenant's employees, guests and invitees in the space which will hereafter be designated by Landlord.

         NOTE: IN ADDITION, TENANT HAS ONE SPACE IN THE FRONT OF THE BUILDING, SUBJECT TO THE ADDITIONAL RENT SET FORTH IN AMENDMENT NO. 2 TO THE LEASE; AND HAS 32 SPACES AS SET FORTH IN THE SECOND LEASE.

9. TENANT'S INSURANCE: On or prior to May 1, 2000, Tenant shall deliver to Landlord evidence of the insurance required under Article 11 of the Lease, showing coverage for the Demised Premises (including the Fifth Space).


                                       4.

10. EFFECT OF AMENDMENT: Except as amended hereby, the Lease shall remain unmodified, and in full force and effect. In the event of any inconsistencies between this Lease Amendment and the Lease, this Lease Amendment shall govern.

11. GOVERNING LAW: This Lease Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.


                        [NEXT PAGE IS THE SIGNATURE PAGE]


                                       5.

IN WITNESS WHEREOF, the parties have caused this Lease Agreement to be executed by their duly authorized offices effective as of the date first above written.


LANDLORD:                              TENANT:

RHI HOLDINGS, INC.                     VASTERA, INC.

By:/s/                                 By: /s/ Phi Balsamo
   -------------------------------        -------------------------------------

Name:                                  Name:  Phi Balsamo
     -----------------------------

Title:                                 Title: CFO
      ----------------------------




Attachment: Floor Plans for Third Floor, Showing Fifth Space


                                       6.